                       PRELIMINARY -- SUBJECT TO CHANGE

                     CD 2005-C1 COMMERCIAL MORTGAGE TRUST

                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                               SERIES CD 2005-C1

CLASSES A-1, A-2FL, A-2FX, A-3, A-SB, A-4, A-1A, A-MFL, A-MFX, A-J, B, C, D, E
                                    AND XP
                          $3,582,528,000 (APPROXIMATE)

                               ----------------

                     STRUCTURAL AND COLLATERAL TERM SHEET

                               -----------------

                     CITIGROUP GLOBAL MARKETS REALTY CORP.
                      GERMAN AMERICAN CAPITAL CORPORATION
                    PRUDENTIAL MORTGAGE CAPITAL FUNDING, LLC
                        PNC BANK, NATIONAL ASSOCIATION

                             MORTGAGE LOAN SELLERS

                               OCTOBER 19, 2005

[CITIGROUP LOGO OMITTED]                [DEUTSCHE BANK SECURITIES LOGO OMITTED]

[PNC LOGO OMITTED]  [BANC OF AMERICA SECURITIES LOGO OMITTED]
                                                          [NOMURA LOGO OMITTED]

[LEHMAN BROTHERS LOGO OMITTED]                [WACHOVIA SECURITIES LOGO OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

This Term Sheet is furnished to prospective investors solely for the purposes of evaluation the securities described herein. The information contained herein may not be reproduced or used in whole or in part for any other purposes.
Information contained in this material is current as of the date appearing on this material only.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.
-------------------------------------------------------------------------------

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

-------------------------------------------------------------------------------
                               TABLE OF CONTENTS
-------------------------------------------------------------------------------

Loan Summary Descriptions (10 largest loans); Selected Loan and Property
 Information (11th through15th largest loans)

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                     Page 2

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

-------------------------------------------------------------------------------
                              CONTACT INFORMATION
-------------------------------------------------------------------------------

   CITIGROUP GLOBAL MARKETS, INC.        DEUTSCHE BANK SECURITIES INC.
   Paul Vanderslice                      Scott Waynebern
   (212) 723-6156 (Phone)                (212) 250-5149 (Phone)
   (212) 723-8599 (Fax)                  (212) 797-5630 (Fax)

   Angela Vleck                          Heath Forusz
   (212) 816-8087 (Phone)                (212) 250-5149 (Phone)
   (212) 816-8307 (Fax)                  (212) 797-5630 (Fax)

   John Caputo                           NOMURA SECURITIES INTERNATIONAL, INC.
   (212)723-6156 (Phone)                 Phillip Evanski
   (212)723-8599 (Fax)                   (212) 667-2485 (Phone)
                                         (646) 587-8986 (Fax)
   BANC OF AMERICA SECURITIES LLC
   Bill Hale                             Matt Borstein
   (704) 388-1597 (Phone)                (212) 667-2485 (Phone)
   (704) 388-9677 (Fax)                  (646) 587-8944 (Fax)

   Geordie Walker                        Joseph Allen
   (704) 388-1597 (Phone)                (212) 667-2485 (Phone)
   (704) 388-9677 (Fax)                  (646) 587-1000 (Fax)

   Chuck Mather                          PNC CAPITAL MARKETS, INC.
   (704) 388-1597 (Phone)                Scott Holmes
   (704) 388-9677 (Fax)                  (704) 551-2847 (Phone)
                                         (704) 643-2048 (Fax)
   WACHOVIA CAPITAL MARKETS, LLC
   Scott Fuller                          LEHMAN BROTHERS INC.
   (704) 715-8440 (Phone)                Jeff Mudrick
   (704) 715-1214 (Fax)                  (212) 526-9519 (Phone)
                                         (646) 758-1781 (Fax)
   Bill White
   (704) 715-8440 (Phone)                Kevin White
   (704) 715-1214 (Fax)                  (212) 526-9519 (Phone)
                                         (646) 758-1781 (Fax)
   Chris Campbell
   (704) 715-8440 (Phone)
   (704) 715-1214 (Fax)

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                     Page 3

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

-------------------------------------------------------------------------------
                              TRANSACTION OVERVIEW
-------------------------------------------------------------------------------

STRUCTURE:                         Senior/Subordinate, Sequential Pay Pass-Through Certificates

OFFERED CLASSES:                   Classes A-1, A-2FL, A-2FX, A-3, A-SB, A-4, A-1A, A-MFL, A-MFX, A-J, B, C, D, E and
                                   XP

LEAD MANAGERS:                     Citigroup Global Markets Inc. and Deutsche Bank Securities Inc.

CO-MANAGERS:                       Banc of America Securities LLC, Lehman Brothers Inc., Nomura Securities
                                   International, Inc., PNC Capital Markets, Inc. and Wachovia Capital Markets, LLC

MORTGAGE LOAN SELLERS:             Citigroup Global Markets Realty Corp. (119 loans, 45.7% of the initial mortgage pool balance)
                                   German American Capital Corporation (58 loans, 41.5% of the initial mortgage pool balance)
                                   Prudential Mortgage Capital Funding, LLC (15 loans, 6.9% of initial mortgage pool balance)
                                   PNC Bank, National Association (33 loans, 5.9% of initial mortgage pool balance)

MASTER SERVICER:                   Midland Loan Services, Inc., with the exception of the Loews Universal Hotel Portfolio
                                   Loan, which will be master serviced by GMAC Commercial Mortgage Corporation pursuant to a separate pooling and servicing agreement.

SPECIAL SERVICER:                  LNR Partners, Inc. with the exception of the Loews Universal Hotel Portfolio Loan, which will be special serviced by J.E. Robert Company pursuant to a separate pooling and servicing agreement.

TRUSTEE:                           LaSalle Bank National Association

RATING AGENCIES:                   Moody's Investors Service, Inc. ("Moody's"), and Standard and Poor's Ratings
                                   Services, a division of The McGraw-Hill Companies, Inc. ("S&P").

SWAP COUNTERPARTY FOR
 CLASSES A-2FL AND A-MFL:          Citibank, N.A.

CUT-OFF DATE:                      With respect to each mortgage loan, the related due date of such mortgage loan in
                                   November 2005.

EXPECTED SETTLEMENT DATE:          On or about November 15, 2005.

DETERMINATION DATE:                The eleventh calendar day of the month, or, if not a business day, the next succeeding business day, beginning in December 2005.

DISTRIBUTION DATE:                 The fourth business day following the related Determination Date.

DAY COUNT:                         30 / 360 (or, in the case of Classes A-2FL and A-MFL, for so long as the related swap agreement is in effect and there is no continuing payment default thereunder, actual /
                                   360).

RATED FINAL DISTRIBUTION DATE:     Distribution Date in July 2048

ERISA ELIGIBILITY:                 Classes A-1, A-2FL, A-2FX, A-3, A-SB, A-4, A-1A, A-MFL, A-MFX, A-J, B, C, D, E and
                                   XP are expected to be ERISA-eligible under lead manager's exemption.

SMMEA ELIGIBILITY:                 The offered certificates are not expected to be "mortgage-related securities" for the purposes of SMMEA.

TAX TREATMENT:                     REMIC (except Classes A-2FL and A-MFL will each evidence undivided interests in separate grantor trusts, the primary assets of which consist of related REMIC regular interest and related swap agreement).

SETTLEMENT TERMS:                  DTC same day funds, with accrued interest (except for Classes A-2FL and A-MFL
                                   Certificates).

MINIMUM DENOMINATION:              $250,000 for Class XP and $10,000 for all other Offered Certificates.

CLEAN-UP CALL:                     1%

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                     Page 4

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

-------------------------------------------------------------------------------
                             CERTIFICATES OVERVIEW
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                           EXPECTED INITIAL      APPROX. %
                              AGGREGATE         OF INITIAL                                           APPROX.
                          PRINCIPAL BALANCE      MORTGAGE       APPROX. % OF     PASS-THROUGH       WEIGHTED
                             OR NOTIONAL           POOL       INITIAL CREDIT         RATE         AVERAGE LIFE   PRINCIPAL PAYMENT
 CLASS        RATINGS(2)        AMOUNT          BALANCE(8)      SUPPORT(8)      DESCRIPTION(4)     (YEARS)(5)       WINDOW(5)
-----------------------------------------------------------------------------------------------------------------------------------
 OFFERED CERTIFICATES:
-----------------------------------------------------------------------------------------------------------------------------------

     A-1       AAA/Aaa     $  174,000,000          4.49%          30.000%                              3.00        12/05-06/10
  A-2FL(1)     AAA/Aaa     $  200,000,000          5.16%          30.000%          LIBOR + %           4.72        06/10-10/10
    A-2FX      AAA/Aaa     $   70,000,000          1.80%          30.000%                              4.72        06/10-10/10
     A-3       AAA/Aaa     $  112,000,000          2.89%          30.000%                              6.78        06/12-09/12
    A-SB       AAA/Aaa     $  198,275,000          5.11%          30.000%                              7.39        10/10-02/15
     A-4       AAA/Aaa     $1,563,032,000         40.30%          30.000%                              9.68        02/15-09/15
    A-1A       AAA/Aaa     $  397,464,000         10.25%          30.000%                              8.47        12/05-09/15
  A-MFL(1)     AAA/Aaa     $  100,000,000          2.58%          20.000%          LIBOR + %           9.89        09/15-10/15
    A-MFX      AAA/Aaa     $  287,824,000          7.42%          20.000%                              9.89        09/15-10/15
     A-J       AAA/Aaa     $  305,412,000          7.88%          12.125%                              9.92        10/15-10/15
      B        AA+/Aa1     $   29,087,000          0.75%          11.375%                              9.92        10/15-10/15
      C         AA/Aa2     $   43,630,000          1.12%          10.250%                              9.92        10/15-10/15
      D        AA-/Aa3     $   43,630,000          1.12%           9.125%                              9.92        10/15-10/15
      E          A/A2      $   58,174,000          1.50%           7.625%                              9.92        10/15-10/15
     XP        AAA/Aaa     $3,787,751,000(3)        NAP             NAP            Variable IO          NAP             NAP
-----------------------------------------------------------------------------------------------------------------------------------
 NON-OFFERED CERTIFICATES(6):
-----------------------------------------------------------------------------------------------------------------------------------
     XC        AAA/Aaa     $3,878,244,727(3)        NAP             NAP            Variable IO          NAP              NAP
      F         A-/A3      $   38,783,000          1.00%           6.625%                               9.92        10/15-10/15
      G       BBB+/Baa1    $   43,630,000          1.12%           5.500%                               9.96        10/15-10/15
      H        BBB/Baa2    $   43,630,000          1.12%           4.375%                              10.00        10/15-11/15
      J       BBB-/Baa3    $   48,478,000          1.25%           3.125%                              10.00        11/15-11/15
      K        BB+/Ba1     $   29,087,000          0.75%           2.375%        Fixed /WAC Cap        10.00        11/15-11/15
      L         BB/Ba2     $    9,696,000          0.25%           2.125%        Fixed /WAC Cap        10.00        11/15-11/15
      M        BB-/Ba3     $   14,543,000          0.37%           1.750%        Fixed /WAC Cap        10.00        11/15-11/15
      N         B+/B1      $    9,696,000          0.25%           1.500%        Fixed /WAC Cap        10.00        11/15-11/15
      O          B/B2      $    9,695,000          0.25%           1.250%        Fixed /WAC Cap        10.00        11/15-11/15
      P         B-/B3      $    9,696,000          0.25%           1.000%        Fixed /WAC Cap        10.00        11/15-11/15
      Q         NR/NR      $   38,782,727          1.00%            NAP          Fixed /WAC Cap        11.36        11/15-11/20
   OCS(7)      NR/Baa3     $   25,000,000           NAP             NAP          Loan Specific(9)       9.83        09/15-09/15
-----------------------------------------------------------------------------------------------------------------------------------

(1)   The assets of the trust fund will include separate interest rate swap agreements with Citibank, N.A. relating to Classes A-2FL and A-MFL.

(2)   Ratings shown are those of S&P and Moody's, respectively. Ratings on
      Classes A-2FL and A-MFL will not address the payment of interest thereon in excess of the fixed, WAC or WAC Cap pass-through rate payable thereon without regard to the related interest rate swap agreement.

(3)   Notional amount. The Class XC and XP certificates will not have principal balances and their holders will not receive distributions of principal, but such holders will be entitled to receive payments of interest accrued on the respective notional amounts as described in the prospectus supplement.

(4)   The pass-through rate for various classes shown in the table (other than
      Classes XC, XP, A-2FL, A-MFL and OCS) will equal any of (i) a fixed rate
      ("Fixed"), (ii) the weighted average of certain net mortgage rates on the mortgage loans ("WAC") and (iii) a rate equal to the lesser of a specified pass-through rate and the weighted average of certain net mortgage rates on the mortgage loans without regard to the non-pooled portion of the One Court Square -- Citibank Loan ("WAC Cap"). Classes XC
      and XP will each have a variable pass-through rate equal to the weighted average of certain interest strip rates. The pass-through rate for
      Classes A-2FL and A-MFL will be based on LIBOR plus a specified percentage; provided that interest payments made under the related swap contract are subject to reduction as described in the prospectus supplement. The initial LIBOR rate will be determined on November  , 2005 and subsequent LIBOR rates will be determined two LIBOR business days before the start of each Class A-2FL and Class A-MFL interest accrual period. Under circumstances described in the prospectus supplement, the pass-through rates for Classes A-2FL and A-MFL may convert to rate described herein in clauses (i), (ii) and (iii) above.

(5)   Calculated based upon the assumption that the borrower will: a) not prepay the loan prior to the stated maturity except as described, b) if applicable, pay the loan in full on any anticipated repayment date, c)
      make all payments in a timely fashion, and d) not receive a balloon extension. Also, based on the assumption that there is: x) no cleanup call, and y) no repurchase or purchase of a mortgage loan from the trust by the related loan seller or any other party with a default-triggered purchase option.

(6)   Not offered by the prospectus supplement or this term sheet.

(7)   The Class OCS certificates will represent interests solely in the mortgage loan that is secured by the mortgaged real property identified as One Court Square -- Citibank (the "One Court Square -- Citibank Whole
      Loan"). The portion of the One Court Square -- Citibank Whole Loan that is represented by the Class OCS certificates is considered the non-pooled portion of that mortgage loan. The remaining portion of the One Court
      Square -- Citibank Whole Loan, which is the pooled portion of that mortgage loan, will be pooled with the other mortgage loans in the trust to back the other classes of certificates, including the offered certificates.

(8)   The approximate percentage of the initial mortgage pool balance, and the approximate percentage of initial credit support, of any class shown on the table above does not take into account the total principal balances of, or the portion of the One Court Square -- Citibank Whole Loan (that is, the non-pooled portion thereof) represented by, the Class OCS certificates.

(9)   Based on net mortgage interest rate of One Court Square -- Citibank Whole
      Loan or, in some cases, its 30/360 equivalent.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                     Page 5

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

--------------------------------------------------------------------------------
                            STRUCTURE SCHEDMATIC(1)
--------------------------------------------------------------------------------

                                     Class XC(2)(3), XP(3)

                      ---------------------------
                       AAA/Aaa                                    $174,000,000
        Class A-1       4.49%
                      ---------------------------
                      ------------------------------
                       AAA/Aaa                                    $200,000,000
        Class A-2FL     5.16%
                      ------------------------------
                      --------------------
                       AAA/Aaa                                    $70,000,000
        Class A-2FX     1.80%
                      --------------------
                      -----------------------
                       AAA/Aaa                                    $112,000,000
        Class A-3       2.89%
                      -----------------------
                      ------------------------------
                       AAA/Aaa                                    $198,275,000
        Class A-SB      5.11%
                      ------------------------------
                      -----------------------------------------
                       AAA/Aaa                                    $1,563,032,000
        Class A-4       40.30%
                      -----------------------------------------
                      -----------------------------------
                       AAA/Aaa                                    $397,464,000
        Class A-1A      10.25%
                      -----------------------------------
                      --------------------------------
                       AAA/Aaa                                    $100,000,000
        Class A-MFL     2.58%
                      --------------------------------
                      -------------------------------------
                       AAA/Aaa                                    $287,824,000
        Class A-MFX     7.42%
                      -------------------------------------
                      ---------------------------------------
                       AAA/Aaa                                    $305,412,000
        Class A-J       7.88%
                      ---------------------------------------
                      --------------
                       AA+/Aa1                                    $29,087,000
        Class B         0.75%
                      --------------
                      -------------------
                       AA/Aa2                                     $43,630,000
        Class C         1.12%
                      -------------------
                      -------------------
                       AA-/Aa2                                    $43,630,000
        Class D         1.12%
                      -------------------
                      -----------------------
                       A/A2                                       $58,174,000
        Class E         1.50%
                      -----------------------
                      -------------------
                       A-/A3                                      $38,783,000
        Class F(2)      1.00%
                      -------------------
                      ----------------------
                       BBB+/Baa1                                  $43,630,000
        Class G(2)      1.12%
                      ----------------------
                      ----------------------
                       BBB/Baa2                                   $43,630,000
        Class H(2)      1.12%
                      ----------------------
                      ------------------------
                       BBB-/Baa3                                  $48,478,000
        Class J(2)      1.25%
                      ------------------------
                      --------------
                       BB+/Ba1                                    $29,087,000
        Class K(2)      0.75%
                      --------------
                      ----------
                       BB/Ba2                                     $9,696,000
        Class L(2)      0.25%
                      ----------
                      ------------
                       BB-/Ba3                                    $14,543,000
        Class M(2)      0.37%
                      ------------
                      ----------
                       B+/B1                                      $9,696,000
        Class N(2)      0.25%
                      ----------
                      ----------
                       B/B2                                       $9,695,000
        Class O(2)      0.25%
                      ----------
                      ----------
                       B-/B3                                      $9,696,000
        Class P(2)      0.25%
                      ----------
                      ---------------
                       NR/NR                                      $38,782,727
        Class Q(2)      1.00%
                      ---------------

(1)   Classes are not drawn to scale. Percentages are approximate percentages of the Initial Mortgage Pool Balance as of the Cut-off Date. Excludes
      Class OCS certificates.

(2)   Not offered hereby. Will be offered and sold privately pursuant to Rule
      144A or other exemption from registration under the Securities Act of
      1933.

(3)   Classes XC and XP shown collectively. Strip rate with respect to the
      Classes A-2FL and A-MFL certificates is based upon the fixed, WAC, or WAC
      Cap pass-through rate that would be payable thereon without regard to the related interest rate swap agreement. See prospectus supplement for more information.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                     Page 6

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

                               STRUCTURE OVERVIEW

-------------------------------------------------------------------------------

MORTGAGE POOL:         The "Mortgage Pool" consists of 225 mortgage loans (the "Mortgage Loans") with an aggregate principal balance as of the Cut-off Date of $3,878,244,727 (the "Initial Mortgage Pool Balance"),
                       subject to a variance of plus or minus 5%. The Mortgage Loans are secured by 261 properties (the
                       "Mortgaged Properties") located throughout 37 states and the District of Columbia. The Mortgage
                       Pool will be deemed to consist of 2 loan groups ("Loan Group 1" and "Loan Group 2", respectively, and, each, a "Loan Group"). Loan Group 1 will consist of (i) all of the Mortgage Loans that are not secured by Mortgaged Properties that are multifamily and/or manufactured housing properties and
                       (ii) 11 Mortgage Loans that are secured by Mortgaged Properties that are multifamily properties.
                       Loan Group 1 is expected to consist of 191 Mortgage Loans, with an aggregate principal balance as of the Cut-off Date of approximately $3,480,780,409 (the "Initial Loan Group 1 Balance"). Loan
                       Group 2 will consist of 34 Mortgage Loans that are secured by Mortgaged Properties that are multifamily and/or manufactured housing properties, with an aggregate principal balance as of the
                       Cut-off Date of approximately $397,464,318 (the "Initial Loan Group 2 Balance"). In general, the numerical and statistical information contained in this term sheet excludes the non-pooled portion of the One Court Square -- Citibank Whole Loan.

PRINCIPAL PAYMENTS:    In general, principal from Loan Group 1 will be distributed on each Distribution Date to Class A-SB
                       (until its balance reaches a scheduled balance), and then to the Class A-1, then to Classes A-2FL and A-2FX pro rata, and then to Classes A-3, A-SB and A-4 Certificates, in each case until retired.
                       Generally, principal from Loan Group 2 will be distributed on each Distribution Date to the Class
                       A-1A Certificates. However, the Class A-SB, A-1, A-2FL, A-2FX, A-3 and A-4 Certificateholders will be entitled to receive distributions of principal from Loan Group 2, in the order contemplated by the second preceding sentence, after the total principal balance of the Class A-1A Certificates has been reduced to zero; and Class A-1A Certificateholders will be entitled to receive distributions of principal from Loan Group 1 after the total principal balance of the Class A-1, A-2FL, A-2FX, A-3,
                       A-SB and A-4 Certificates has been reduced to zero. Class A-MFL and A-MFX Certificates will be entitled to receive distributions of principal on a pari passu and pro rata basis after the total principal balance of the Class A-1, A-2FL, A-2FX, A-3, A-SB, A-4 and A-1A Certificates has been reduced to zero. Thereafter, principal will be allocated sequentially (by alphabetical order of class designation)
                       starting with Class A-J and ending in Class Q, in each case until retired. The Class OCS Certificates will only receive as distributions of principal, that portion of principal payments made with respect to the Class OCS Certificates that are allocable to the non-pooled portion of the One Court Square --
                       Citibank Whole Loan.

INTEREST PAYMENTS:     Class XC and XP Certificates will collectively accrue interest on the total principal balance of the
                       Class A-1 through Q Certificates (but excluding the Class OCS certificates) at a rate generally equal to the excess, if any, of the weighted average net coupon for the mortgage loans over the weighted average pass-through rate for the Class A-1 through Q Certificates (but excluding the Class OCS certificates) (except that for this purpose, Classes A-2FL and A-MFL will each be deemed to bear interest at the fixed/WAC/WAC Cap pass-through rate that would be payable thereon without regard to the related interest rate swap agreement). The prospectus supplement describes the notional amounts on which, and the pass-through rates at which, the Class XC and XP Certificates will individually accrue interest. Class XC and XP Certificates will receive payments of interest pari passu and pro rata (based on interest entitlements) with interest on the Class A-1, A-2FL, A-2FX,
                       A-3, A-SB, A-4 and A-1A Certificates each month, except that interest payments on the Class A-1,
                       A-2FL, A-2FX, A-3, A-SB and A-4 Certificates are generally to be made out of collections and advances on Loan Group 1 and interest payments on the Class A-1A Certificates are generally to be made out of collections and advances on Loan Group 2. Interest payments with respect to the
                       Class A-2FL and A-MFL certificates will be subject to reduction if the net WAC of the mortgage pool declines below the fixed rate per annum at which interest is payable by the trust to the swap counterparty.

INTEREST SHORTFALLS:   The Master Servicer will cover prepayment interest shortfalls on any underlying Mortgage Loan
                       (other than the outside serviced mortgage loan), up to the portion of the Master Servicing Fees for that loan for the current period accrued at 0.01% per annum and any investment income earned on the subject principal prepayment after receipt by the trust. Net prepayment interest shortfalls will be allocated pro rata generally based on interest entitlements with respect to each of the interest-bearing certificate classes (exclusive of the Class OCS Certificates). Notwithstanding the
                       foregoing, the Class OCS Certificates will bear a proportionate share of any such net prepayment interest shortfalls with respect to the One Court Square -- Citibank Whole Loan (based on the balance of that Class relative to the pooled portion of the One Court Square -- Citibank Whole
                       Loan).

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                     Page 7

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

                               STRUCTURE OVERVIEW

-------------------------------------------------------------------------------

LOSS ALLOCATION:        Losses will be allocated to each Class of Certificates (exclusive of the Class OCS Certificates)
                        in reverse alphabetical order of class designation, starting with Class Q through and including
                        Class A-J, and then to the Class A-MFL and A-MFX Certificates pro rata. Any remaining losses will be allocated to Classes A-SB, A-1, A-2FL, A-2FX, A-3, A-4 and A-1A Certificates on a pari passu and pro rata basis. Notwithstanding the foregoing, the Class OCS Certificates will bear, before any other class of certificates, losses on the One Court Square -- Citibank Loan.

PREPAYMENT PREMIUMS     Prepayment premiums, if any, collected with respect to each Loan Group will be allocated between the respective classes of Investment Grade P&I Certificates (i.e. Class A-1, A-2FL,
                        A-2FX, A-3, A-SB, A-4, A-1A, A-MFL, A-MFX, A-J, B, C, D, E, F, G, H and J Certificates) then entitled to principal distributions with respect to such Loan Group and the Class XC Certificates as follows:

                        A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amount) collected with respect to each Loan Group will be allocated to each class of the Investment Grade P&I Certificates then entitled to principal distributions with respect to such Loan Group, which percentage will be equal to the product of (a) the percentage of the principal distribution amount with respect to the relevant Loan Group that such Class receives, and (b) a fraction (expressed as a percentage which can be no greater than 100% nor less than 0%), the numerator of which is the excess, if any, of the pass-through rate of such Class of the Investment Grade P&I Certificates currently receiving principal (or, in the case of the Class A-2FL and A-MFL, the fixed/WAC/WAC Cap pass-through rate that would be payable thereon without regard to the related interest rate swap agreement) over the relevant discount rate, and the denominator of which is the excess, if any, of the mortgage rate of the related Mortgage Loan over the discount rate. HOWEVER, AS LONG AS THE RELATED SWAP
                        AGREEMENT IS IN EFFECT AND THERE IS NO CONTINUING PAYMENT DEFAULT THEREUNDER, ANY
                        PREPAYMENT PREMIUM ALLOCABLE TO THE CLASS A-2FL OR CLASS A-MFL CERTIFICATES, AS THE
                        CASE MAY BE, WILL BE PAYABLE TO THE RELATED SWAP COUNTERPARTY.

                        The remaining percentage of the prepayment premiums will be allocated to the Class XC
                        Certificates. In general, this formula provides for an increase in the percentage of prepayment premiums allocated to the Investment Grade P&I Certificates then entitled to principal distributions relative to the Class XC Certificates as discount rates decrease and a decrease in the percentage allocated to such Classes as discount rates rise.

                        Allocation of Prepayment Premiums Example: Assumes (i) prepayment received on Mortgage
                        Loan in Loan Group 1, 100% of the principal distributions with respect to Loan Group 1 are paid to Class A-1 and (ii) Class A-1 accrues interest at a pass-through rate of 7% per annum.

                             Assumptions:
                                  Mortgage Rate   = 9%
                                  Class A-1 Rate  = 7%
                                  Discount Rate   = 6%

                             Class A-1 Allocation = 7% - 6% = 33 1/3%
                                                    -------
                                                    9% - 6%

                             Class XC Allocation  = Remaining premiums = 66 2/3% thereof

                                                  = 100% - Allocation to Investment Grade P&I Certificates

                                                  =  66 2/3%

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                     Page 8

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                     Page 9

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

-------------------------------------------------------------------------------
        MORTGAGE POOL CHARACTERISTICS -- ALL MORTGAGE LOANS(1)(2)(3)(4)
-------------------------------------------------------------------------------

When reviewing the structural and collateral term sheet, please note that:

o    All numerical information provided with respect to the underlying Mortgage
     Loans is provided on an approximate basis.

o    References to Initial Mortgage Pool Balance mean the aggregate cut-off date principal balance of all the underlying Mortgage Loans (exclusive of the cut-off date principal balance of the non-pooled portion of the One Court
     Square--Citibank Whole Loan), references to the Initial Loan Group 1 balance mean the aggregate cut-off date principal balance of the underlying
     Mortgage Loans in Loan Group 1 (exclusive of the cut-off date principal balance of the non-pooled portion of the One Court Square--Citibank Whole
     Loan) and references to the initial Loan Group 2 balance mean the aggregate cut-off date principal balance of the underlying Mortgage Loans in Loan
     Group 2.

o    All weighted average information provided with respect to the underlying
     Mortgage Loans reflects a weighting based on their respective cut-off date principal balances (or, in the case of the One Court Square--Citibank Whole
     Loan, unless the context clearly indicates otherwise, the cut-off date principal balance for the pooled portion of that Mortgage Loan).

o    When information with respect to mortgaged real properties is expressed as a percentage of the Initial Mortgage Pool Balance, the Initial Loan Group 1
     balance or the Initial Loan Group 2 balance, the percentages are based upon the cut-off date principal balances of the related underlying Mortgage
     Loans or allocated portions of those balances (or, in the case of the One
     Court Square--Citibank Whole Loan, unless the context clearly indicates otherwise, based upon the cut-off date principal balance of the pooled portion of that Mortgage Loan).

o    Unless specifically indicated otherwise, statistical information presented with respect to the One Court Square--Citibank Whole Loan is presented without regard to the non-pooled portion of that Mortgage Loan.

o    If a Mortgage Loan is a senior Mortgage Loan in a loan combination, then unless specifically indicated otherwise, statistical information presented with respect to that Mortgage Loan is presented without regard to the related subordinate non-trust mortgage loan(s).

o    If a Mortgage Loan is pari passu in right of payment and in other respects with respect to one or more other loans in a loan combination, statistical information presented with respect to that Mortgage Loan, insofar as it relates to loan-to-value and debt service coverage ratios and cut-off date balances per unit of mortgaged real property, includes the related pari passu non-trust mortgage loan, but otherwise excludes the related pari passu non-trust mortgage loan.

o    If any of the underlying Mortgage Loans is secured by multiple mortgaged real properties, a portion of that Mortgage Loan has been allocated to each of those properties for purposes of providing various statistical information.

For purposes of this "Mortgage Pool Characteristics" section:

(1)   With respect to 13 Mortgage Loans (Quartermaster Plaza Shopping Center
      Loan, Breakpointe Apartments Loan, Lockwood Medical Offices Loan, 100 &
      200 Foxborough (aka) Harlfinger Portfolio Loan, Groton Shopping Center
      Loan, Lovejoy Square Loan, 902-958 Highland Avenue Loan, Uptown Self
      Storage Loan, 406 1/2 Sunrise Loan, Gwynedd Corporate Ctr 1180 Loan,
      Cedar Glen Apartments Loan, Crown Crenshaw Plaza Loan, 110 West Birch
      Street Loan), the U/W NCF DSCR was calculated based upon: (a)
      re-amortized debt service payments that would be in effect if the subject
      Mortgage Loan is reduced by a related cash holdback; and/or (b) various assumptions regarding the financial performance of the related Mortgage
      Property that are consistent with the release of a related cash holdback.

(2)   With respect to eight Mortgage Loans (Quartermaster Plaza Shopping Center
      Loan, Breakpointe Apartments Loan, Groton Shopping Center Loan, Uptown
      Self Storage Loan, 406 1/2 Sunrise Loan, Cedar Glen Apartments Loan,
      Crown Crenshaw Plaza Loan, 110 West Birch Street Loan), the Cut-off Date
      LTV Ratio and the maturity date/ARD LTV Ratio has been calculated based upon the reduction of the relevant principal balance of the respective
      Mortgage Loans by the amount of a related cash holdback.

(3)   The Remaining Amortization Terms are presented without regard to interest only loans.

(4)   ARD means anticipated repayment date.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 10

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

-------------------------------------------------------------------------------
              MORTGAGE POOL CHARACTERISTICS -- ALL MORTGAGE LOANS
-------------------------------------------------------------------------------

SUMMARY OF COLLATERAL CHARACTERISTICS                      ALL MORTGAGE LOANS   LOAN GROUP 1        LOAN GROUP 2
---------------------------------------------------------- -------------------- ------------------- -----------------

Initial Mortgage Pool Balance                              $3,878,244,727       $3,480,780,409      $397,464,318
Number of Mortgage Loans                                   225                  191                 34
Number of Properties                                       261                  227                 34

Average Mortgage Loan Cut-off Date Balance                 $17,236,643          18,223,981          11,690,127
Lowest Mortgage Loan Cut-off Date Balance                  $1,322,049           1,392,304           1,322,049
Highest Mortgage Loan Cut-off Date Balance                 $290,000,000         290,000,000         58,000,000

Weighted Average Mortgage Rate                             5.2598%              5.2557%             5.2956%
Lowest Mortgage Rate                                       4.7250%              4.7250%             4.8500%
Highest Mortgage Rate                                      6.5600%              6.5600%             6.0400%

Weighted Average U/W NCF DSCR                              1.57x                1.60x               1.31x
Lowest U/W NCF DSCR                                        1.03x                1.03x               1.19x
Highest U/W NCF DSCR                                       10.04x               10.04x              2.24x

Weighted Average Cut-off Date LTV Ratio                    68.32%               67.49%              75.57%
Lowest Cut-off Date LTV Ratio                              6.33%                6.33%               50.85%
Highest Cut-off Date LTV Ratio                             86.56%               80.62%              86.56%

Weighted Average Original Term to Scheduled Maturity/ARD   112 months           112 months          108 months
Shortest Original Term to Scheduled Maturity/ARD           39 months            39 months           60 months
Longest Original Term to Scheduled Maturity/ARD            180 months           180 months          180 months

Weighted Average Remaining Term to Scheduled
 Maturity/ARD                                              110 months           110 months          107 months
Shortest Remaining Term to Scheduled Maturity/ARD          39 months            39 months           58 months
Longest Remaining Term to Scheduled Maturity/ARD           180 months           178 months          180 months

Weighted Average Remaining Amortization Term               356 months           357 months          353 months
Shortest Remaining Amortization Terms                      236 months           236 months          298 months
Longest Remaining Amortization Term                        420 months           420 months          360 months

Weighted Average Mortgage Loan Seasoning                   2 months             3 months            2 months
Shortest Mortgage Loan Seasoning                           0 months             0 months            0 months
Longest Mortgage Loan Seasoning                            11 months            11 months           6 months

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 11

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

--------------------------------------------------------------------------------
               MORTGAGE POOL CHARACTERISTICS -- ALL MORTGAGE LOANS
--------------------------------------------------------------------------------

PROPERTY TYPE
-------------

------------------------------------------------------------------------------------------------------------------------
                                                     AGGREGATE        % OF INITIAL                        WTD. AVG.
                                   NUMBER OF       CUT-OFF DATE         MORTGAGE          WTD. AVG.     CUT-OFF DATE
        PROPERTY TYPE              MORTGAGED         PRINCIPAL             POOL            U/W NCF       LOAN-TO-VALUE
           SUBTYPE                PROPERTIES          BALANCE             BALANCE            DSCR           RATIO
------------------------------------------------------------------------------------------------------------------------

 Office                               71         $1,554,770,809            40.1%            1.75%           65.40%
  Suburban                            46            801,875,219            20.7             1.70            63.73
  CBD                                 12            640,133,053            16.5             1.90            66.11
  Flex                                 8             68,891,552             1.8             1.36            69.81
  Medical Office                      10             84,715,791             2.2             1.29            72.70
 Retail                               74          1,155,049,773            29.8             1.44            68.33
  Anchored                            36            520,597,301            13.4             1.35            73.58
  Regional Mall                        3            293,766,252             7.6             1.72            52.70
  Unanchored                          17            144,614,331             3.7             1.31            72.42
  Shadow Anchored                      7             79,032,764             2.0             1.42            74.37
  Lifestyle Center                     1             60,947,000             1.6             1.20            78.14
  Anchored, Single Tenant              9             54,044,051             1.4             1.40            71.53
  Unanchored, Single Tenant            1              2,048,074             0.1             1.49            78.02
 Multifamily                          45            551,946,616            14.2             1.33            75.31
  Conventional                        34            441,287,975            11.4             1.28            76.32
  Section 8                            7             56,464,210             1.5             1.37            73.35
  Student Housing                      2             44,250,000             1.1             1.22            75.22
  Independent Living                   1              7,350,000             0.2             1.61            54.44
  Co-Op                                1              2,594,431             0.1            10.04             6.33
 Hospitality                          19            255,734,926             6.6             1.91            66.10
 Industrial                           15            134,477,817             3.5             1.36            72.05
 Self Storage                         25            108,265,101             2.8             1.38            67.84
 Mixed Use                             6             38,239,685             1.0             1.31            72.79
 Other                                 2             37,000,000             1.0             1.36            72.21
 Manufactured Housing                  3             26,640,000             0.7             1.22            78.84
 Land                                  1             16,120,000             0.4             1.21            79.02
-----------------------------         --         --------------           -----             ----            -----
 TOTAL / WTD. AVG.                   261         $3,878,244,727           100.0%            1.57x           68.32%
========================================================================================================================

GEOGRAPHIC DISTRIBUTION

------------------------------------------------------------------------------------------------------------------------
                                                   AGGREGATE        % OF INITIAL                       WTD. AVG.
                                NUMBER OF        CUT-OFF DATE         MORTGAGE         WTD. AVG.     CUT-OFF DATE
                                MORTGAGED         PRINCIPAL            POOL            U/W NCF       LOAN-TO-VALUE
        STATE/REGION            PROPERTIES         BALANCE            BALANCE            DSCR            RATIO
------------------------------------------------------------------------------------------------------------------------

 California                         38           $643,878,566           16.6%            1.80x           60.78%
  Southern California (1)           26            478,196,120           12.3             1.91            58.23
  Northern California (1)           12            165,682,446            4.3             1.46            68.13
 New York                           20            525,694,902           13.6             1.83            68.64
 Florida                            19            275,913,348            7.1             1.76            70.69
 Texas                              26            259,170,977            6.7             1.34            71.66
 Maryland                            9            228,928,921            5.9             1.88            61.57
 Pennsylvania                       20            209,142,695            5.4             1.27            77.59
 New Jersey                         11            208,090,760            5.4             1.28            75.84
 Massachusetts                      15            156,648,009            4.0             1.34            69.18
 Maine                               1            150,000,000            3.9             1.82            44.38
 Virginia                            9            149,125,294            3.8             1.38            71.73
 Other                              93          1,071,651,255           27.6             1.39            72.19
---------------------------         --         --------------          -----             ----            -----
 TOTAL/WTD. AVG.                   261         $3,878,244,727          100.0%            1.57x           68.32%
------------------------------------------------------------------------------------------------------------------------

(1)   Northern California includes areas with zip codes of 94107 and above, and
      Southern California includes areas with zip codes of below 93401.

INITIAL MORTGAGE POOL PREPAYMENT RESTRICTION COMPOSITION OVER TIME(2)

-----------------------------------------------------------------------------------------------------------
                                                   MONTHS FOLLOWING CUT-OFF DATE
        PREPAYMENT RESTRICTION             0           12          24          36          48
-----------------------------------------------------------------------------------------------------------
 Remaining Aggregate Mortgage Loan
  Pool Balance(2)                       100.00%      99.54%      99.01%      98.31%      96.39%
 Locked/Defeasance                      100.00       99.26       97.75       91.34       91.66
 Locked                                 100.00       99.26       97.75        0.79        0.27
 Defeasance                               0.00        0.00        0.00       90.55       91.39
 Yield Maintenance (all)                  0.00        0.74        2.25        7.61        6.32
 Yield Maintenance                        0.00        0.00        0.00        0.17        0.17
 Grtr4UPBor2UPB+YM                        0.00        0.00        0.00        0.64        0.64
 Grtr2UPBor2UPB+YM                        0.00        0.00        0.00        0.27        0.27
 Grtr1UPBorYM                             0.00        0.74        2.25        6.54        5.25
 Open                                     0.00        0.00        0.00        1.05        2.02
------------                            ------      ------      ------      ------      ------
 TOTAL                                  100.00%     100.00%     100.00%     100.00%     100.00%
============================================================================================================

-----------------------------------------------------------------------------------------------------------
                                                        MONTHS FOLLOWING CUT-OFF DATE
        PREPAYMENT RESTRICTION            60          72          84          96         108        120
-----------------------------------------------------------------------------------------------------------

 Remaining Aggregate Mortgage Loan
  Pool Balance(2)                       86.12%      85.05%      81.02%      79.84%      77.82%      0.60%
 Locked/Defeasance                      93.54       93.55       93.33       93.38       93.32      71.47
 Locked                                  0.00        0.00        0.00        0.00        0.00       0.00
 Defeasance                             93.54       93.55       93.33       93.38       93.32      71.47
 Yield Maintenance (all)                 6.46        6.45        6.67        6.62        6.68      28.53
 Yield Maintenance                       0.18        0.18        0.19        0.19        0.19       0.00
 Grtr4UPBor2UPB+YM                       0.70        0.70        0.72        0.72        0.72       0.00
 Grtr2UPBor2UPB+YM                       0.29        0.29        0.30        0.30        0.30       0.00
 Grtr1UPBorYM                            5.27        5.27        5.46        5.42        5.48      28.53
 Open                                    0.00        0.00        0.00        0.00        0.00       0.00
------------                           ------      ------      ------      ------      ------     ------
 TOTAL                                 100.00%     100.00%     100.00%     100.00%     100.00%    100.00%
============================================================================================================

(1)  All numbers, unless otherwise noted, are as a percentage of the aggregate pool balance at the specified point in time.

(2)  Remaining aggregate mortgage loan pool balance as a percentage of the
     Initial Mortgage Pool Balance at the specified point in time.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 12

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

--------------------------------------------------------------------------------
              MORTGAGE POOL CHARACTERISTICS -- ALL MORTGAGE LOANS
--------------------------------------------------------------------------------

CUT-OFF DATE PRINCIPAL BALANCE

---------------------------------------------------------------------------------------------------------
                                                                                               WTD. AVG.
                                                                                               CUT-OFF
                                                   AGGREGATE      % OF INITIAL                   DATE
                                   NUMBER OF     CUT-OFF DATE       MORTGAGE      WTD. AVG.    LOAN-TO-
       RANGE OF CUT-OFF DATE       MORTGAGE       PRINCIPAL           POOL         U/W NCF      VALUE
       PRINCIPAL BALANCES            LOANS         BALANCE          BALANCE         DSCR        RATIO
---------------------------------------------------------------------------------------------------------

    $1,322,049 to  $5,000,000          40     $  131,224,582           3.4%          1.54x       69.10%
    $5,000,000 to   $9,999,999         82        607,867,634          15.7           1.38        72.86
   $10,000,000 to  $14,999,999         39        473,516,007          12.2           1.37        71.68
   $15,000,000 to  $19,999,999         20        347,622,974           9.0           1.27        74.82
   $20,000,000 to  $24,999,999         10        216,647,867           5.6           1.41        73.65
   $25,000,000 to  $29,999,999          9        248,255,427           6.4           1.28        74.79
   $30,000,000 to  $39,999,999         10        340,531,882           8.8           1.33        72.98
   $40,000,000 to  $49,999,999          3        128,600,000           3.3           1.36        68.63
   $50,000,000 to  $74,999,999          5        295,947,000           7.6           1.69        74.66
   $75,000,000 to  $99,999,999          1         86,265,101           2.2           1.39        66.40
  $100,000,000 to $149,999,999          3        311,766,252           8.0           1.79        62.53
  $150,000,000 to $199,999,999          1        150,000,000           3.9           1.82        44.38
  $200,000,000 to $290,000,000          2        540,000,000          13.9           2.34        54.57
---------------------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.                   225     $3,878,244,727         100.0%          1.57x       68.32%
=========================================================================================================

MORTGAGE RATES

----------------------------------------------------------------------------------------------
                                                                                   WTD. AVG.
                                                                                   CUT-OFF
                                       AGGREGATE      % OF INITIAL                   DATE
                        NUMBER OF    CUT-OFF DATE       MORTGAGE      WTD. AVG.    LOAN-TO-
        RANGE OF        MORTGAGE       PRINCIPAL          POOL         U/W NCF      VALUE
    MORTGAGE RATES        LOANS         BALANCE         BALANCE         DSCR        RATIO
----------------------------------------------------------------------------------------------

  4.725% to 4.999%          17      $  799,178,719        20.6%          1.96x       60.56%
  5.000% to 5.249%          67         961,894,511        24.8           1.46        71.26
  5.250% to 5.499%          93       1,415,688,921        36.5           1.54        68.77
  5.500% to 5.749%          37         478,920,889        12.3           1.34        72.74
  5.750% to 5.999%           7         204,172,946         5.3           1.35        72.00
  6.000% to 6.560%           4          18,388,741         0.5           1.42        60.09
----------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.        225      $3,878,244,727       100.0%          1.57x       68.32%
==============================================================================================

ORIGINAL TERM TO MATURITY OR ARD

----------------------------------------------------------------------------------------------
                                                                                   WTD. AVG.
                                                                                   CUT-OFF
        RANGE OF                       AGGREGATE      % OF INITIAL                   DATE
    ORIGINAL TERMS      NUMBER OF    CUT-OFF DATE       MORTGAGE      WTD. AVG.    LOAN-TO-
   TO MATURITY/ARD      MORTGAGE       PRINCIPAL          POOL         U/W NCF      VALUE
        (MOS)             LOANS         BALANCE         BALANCE         DSCR        RATIO
----------------------------------------------------------------------------------------------

   39 to  59                 2      $  192,000,000         5.0%          1.82x       46.13%
     60                      9         227,394,802         5.9           1.31        76.22
     84                      3         126,265,571         3.3           1.52        65.41
   85 to 114                 6          48,657,427         1.3           1.33        74.24
  115 to 120               200       3,256,315,562        84.0           1.58        69.11
  121 to 179                 2          14,300,000         0.4           1.23        76.93
     180                     3          13,311,366         0.3           2.95        54.50
----------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.        225      $3,878,244,727       100.0%          1.57x       68.32%
==============================================================================================

REMAINING TERM TO MATURITY OR ARD

----------------------------------------------------------------------------------------------
                                                                                   WTD. AVG.
        RANGE OF                                                                   CUT-OFF
      REMAINING                        AGGREGATE      % OF INITIAL                   DATE
       TERMS TO         NUMBER OF    CUT-OFF DATE       MORTGAGE      WTD. AVG.    LOAN-TO-
    MATURITY/ ARD       MORTGAGE       PRINCIPAL          POOL         U/W NCF      VALUE
        (MOS)             LOANS         BALANCE         BALANCE         DSCR        RATIO
----------------------------------------------------------------------------------------------

   39 to  59                10      $  361,394,802         9.3%          1.58x       59.63%
   60 to  83                 4         184,265,571         4.7           1.45        70.00
   84 to 114                23         278,559,033         7.2           1.33        72.84
  115 to 120               183       3,026,413,956        78.0           1.60        68.85
  121 to 179                 4          25,971,366         0.7           2.11        66.49
    180                      1           1,640,000         0.0           1.30        60.18
----------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.        225      $3,878,244,727       100.0%          1.57x       68.32%
==============================================================================================

ORIGINAL AMORTIZATION TERM

----------------------------------------------------------------------------------------------
                                                                                   WTD. AVG.
                                                                                   CUT-OFF
        RANGE OF                       AGGREGATE      % OF INITIAL                   DATE
       ORIGINAL         NUMBER OF    CUT-OFF DATE       MORTGAGE      WTD. AVG.    LOAN-TO-
     AMORTIZATION       MORTGAGE       PRINCIPAL          POOL         U/W NCF      VALUE
     TERMS (MOS)          LOANS         BALANCE         BALANCE         DSCR        RATIO
----------------------------------------------------------------------------------------------

  Interest Only             15      $  957,080,000        24.7%          2.20x       59.74%
  240                        2          20,027,734         0.5           1.33        69.23
  241 to 300                17         129,776,643         3.3           1.40        70.26
  301 to 420               191       2,771,360,349        71.5           1.36        71.18
----------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.        225      $3,878,244,727       100.0%          1.57x       68.32%
==============================================================================================

REMAINING AMORTIZATION TERM

----------------------------------------------------------------------------------------------
                                                                                   WTD. AVG.
                                                                                   CUT-OFF
        RANGE OF                       AGGREGATE      % OF INITIAL                   DATE
      REMAINING         NUMBER OF    CUT-OFF DATE       MORTGAGE      WTD. AVG.    LOAN-TO-
     AMORTIZATION       MORTGAGE       PRINCIPAL          POOL         U/W NCF      VALUE
     TERMS (MOS)          LOANS         BALANCE         BALANCE         DSCR        RATIO
----------------------------------------------------------------------------------------------

  Interest Only             15      $  957,080,000        24.7%          2.20x       59.74%
  236 to 240                 2          20,027,734         0.5           1.33        69.23
  241 to 300                17         129,776,643         3.3           1.40        70.26
  301 to 420               191       2,771,360,349        71.5           1.36        71.18
----------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.        225      $3,878,244,727       100.0%          1.57x       68.32%
==============================================================================================

MORTGAGE LOAN TYPE

------------------------------------------------------------------------------------------------------
                                                                                           WTD. AVG.
                            NUMBER         AGGREGATE        % OF INITIAL        WTD.       CUT-OFF
                             OF          CUT-OFF DATE         MORTGAGE       AVG. U/W     DATE LOAN-
                          MORTGAGE        PRINCIPAL             POOL            NCF        TO-VALUE
 MORTGAGE LOAN TYPE         LOANS          BALANCE            BALANCE          DSCR         RATIO
------------------------------------------------------------------------------------------------------

  Partial IO/Balloon         100       $1,613,479,101           41.6%       1.28x            74.48%
  Balloon                     95        1,139,253,845           29.4        1.49             66.24
  Interest Only               13          562,080,000           14.5        2.14             60.48
  ARD                         10           94,331,781            2.4        1.38             71.17
  Interest Only/ARD            2          395,000,000           10.2        2.30             58.69
  Partial IO/ARD               5           74,100,000            1.9        1.28             73.27
------------------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.          225       $3,878,244,727          100.0%       1.57x            68.32%
======================================================================================================

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 13

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

--------------------------------------------------------------------------------
               MORTGAGE POOL CHARACTERISTICS -- ALL MORTGAGE LOANS
--------------------------------------------------------------------------------

UNDERWRITTEN NCF DSCR

-----------------------------------------------------------------------------------------------
                                                                                    WTD. AVG.
                                                                                    CUT-OFF
                                        AGGREGATE      % OF INITIAL                   DATE
                        NUMBER OF     CUT-OFF DATE       MORTGAGE      WTD. AVG.    LOAN-TO-
      RANGE OF U/W      MORTGAGE       PRINCIPAL           POOL         U/W NCF      VALUE
       NCF DSCR           LOANS         BALANCE          BALANCE         DSCR        RATIO
-----------------------------------------------------------------------------------------------

  1.03x to 1.19x            22      $  360,573,231          9.3%          1.15x       76.59%
  1.20x to 1.24x            53         740,492,123         19.1           1.22        74.46
  1.25x to 1.29x            31         449,699,515         11.6           1.27        76.48
  1.30x to 1.34x            33         348,507,896          9.0           1.32        76.07
  1.35x to 1.39x            21         372,905,515          9.6           1.38        71.02
  1.40x to 1.44x            13         143,011,971          3.7           1.42        73.12
  1.45x to 1.49x             9          95,926,657          2.5           1.47        70.40
  1.50x to 1.99x            34         643,059,342         16.6           1.69        60.23
  2.00x to 10.04x            9         724,068,478         18.7           2.47        53.68
-----------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.        225      $3,878,244,727        100.0%          1.57x       68.32%
===============================================================================================

PREPAYMENT PROVISION TYPE

-----------------------------------------------------------------------------------------------
                                                                                    WTD. AVG.
                                                                                    CUT-OFF
                                        AGGREGATE      % OF INITIAL                   DATE
                        NUMBER OF     CUT-OFF DATE       MORTGAGE      WTD. AVG.    LOAN-TO-
       PREPAYMENT       MORTGAGE       PRINCIPAL           POOL         U/W NCF      VALUE
       PREMIUM            LOANS         BALANCE          BALANCE         DSCR        RATIO
-----------------------------------------------------------------------------------------------

  LO/Defeasance            199      $3,565,123,805         91.9%          1.59x       67.75%
  LO/Grtrx% UPBorYM         21         271,107,611          7.0           1.34        74.97
  LO/YM                      1           6,678,664          0.2           1.34        79.51
  LO/Grtrx% UPBory%
    UPB+YM                   4          35,334,647          0.9           1.40        72.40
-----------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.        225      $3,878,244,727        100.0%          1.57x       68.32%
===============================================================================================

CUT-OFF DATE LOAN-TO-VALUE RATIO

-----------------------------------------------------------------------------------------------
                                                                                    WTD. AVG.
                                                                                    CUT-OFF
                                        AGGREGATE      % OF INITIAL                   DATE
                        NUMBER OF     CUT-OFF DATE       MORTGAGE      WTD. AVG.    LOAN-TO-
    RANGE OF CUT-OFF    MORTGAGE       PRINCIPAL           POOL         U/W NCF      VALUE
    DATE LTV RATIO        LOANS         BALANCE          BALANCE         DSCR        RATIO
-----------------------------------------------------------------------------------------------

  6.33% to 60.00%           24      $  727,828,058         18.8%          2.28x       48.89%
  60.01% to 65.00%          16         502,678,782         13.0           1.91        62.12
  65.01% to 70.00%          36         533,025,491         13.7           1.41        66.72
  70.01% to 75.00%          45         609,643.850         15.7           1.32        73.18
  75.01% to 80.00%         100       1,425,588,547         36.8           1.27        78.19
  80.01% to 86.56%           4          79,480,000          2.0           1.35        81.56
-----------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.        225      $3,878,244,727        100.0%          1.57x       68.32%
===============================================================================================

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO

-----------------------------------------------------------------------------------------------
                                                                                    WTD. AVG.
                                                                                    CUT-OFF
   RANGE OF MATURITY                    AGGREGATE      % OF INITIAL                   DATE
       DATE/ARD         NUMBER OF     CUT-OFF DATE       MORTGAGE      WTD. AVG.    LOAN-TO-
       LOAN-TO-         MORTGAGE       PRINCIPAL           POOL         U/W NCF      VALUE
     VALUE RATIO          LOANS         BALANCE          BALANCE         DSCR        RATIO
-----------------------------------------------------------------------------------------------

  4.46% to 50.00%           20      $  547,673.108         14.1%          2.12x       48.20%
  50.01% to 55.00%          22         360,213,251          9.3           2.03        58.34
  55.01% to 60.00%          36         483,341,225         12.5           1.45        67.20
  60.01% to 65.00%          53         904,435,146         23.3           1.64        68.55
  65.01% to 70.00%          56         839,880,996         21.7           1.27        76.78
  70.01% to 86.56%          38         742,701,000         19.2           1.27        78.85
-----------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.        225      $3,878,244,727        100.0%          1.57x       68.32%
===============================================================================================

ENCUMBERED INTEREST

---------------------------------------------------------------------------------------------------
                                                                                           WTD.
                                                                                           AVG.
                                                                      % OF               CUT-OFF
                                       NUMBER        AGGREGATE      INITIAL     WTD.       DATE
                                        OF         CUT-OFF DATE    MORTGAGE     AVG.     LOAN-TO-
              ENCUMBERED             MORTGAGED      PRINCIPAL        POOL     U/W NCF     VALUE
             INTEREST               PROPERTIES       BALANCE        BALANCE     DSCR      RATIO
---------------------------------------------------------------------------------------------------

  Fee Simple                            250      $3,653,584,519       94.2%     1.56x      68.28%
  Leasehold                               9         120,113,208        3.1      2.34       60.82
  Fee in Part, Leasehold in Part          2         104,547,000        2.7      1.16       78.01
---------------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.                     261      $3,878,244,727      100.0%     1.57x      68.32%
===================================================================================================

SEASONING

-----------------------------------------------------------------------------------------------
                                                                                    WTD. AVG.
                                                                                    CUT-OFF
                                        AGGREGATE      % OF INITIAL                   DATE
                        NUMBER OF     CUT-OFF DATE       MORTGAGE      WTD. AVG.    LOAN-TO-
       SEASONING        MORTGAGE       PRINCIPAL           POOL         U/W NCF      VALUE
        (MOS)             LOANS         BALANCE          BALANCE         DSCR        RATIO
-----------------------------------------------------------------------------------------------

  0 to 5                   206      $3,624,625,251         93.5%          1.59x       68.04%
  6 to 11                   19         253,619,476          6.5           1.34        72.25
-----------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.        225      $3,878,244,727        100.0%          1.57x       68.32%
===============================================================================================

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 14

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 15

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

--------------------------------------------------------------------------------
                 MORTGAGE POOL CHARACTERISTICS -- LOAN GROUP 1
--------------------------------------------------------------------------------

PROPERTY TYPE

-----------------------------------------------------------------------------------------------------------------------
                                                     AGGREGATE                                             WTD. AVG.
                                   NUMBER OF       CUT-OFF DATE        % OF INITIAL       WTD. AVG.     CUT-OFF DATE
          PROPERTY TYPE           MORTGAGED         PRINCIPAL         LOAN GROUP 1        U/W NCF       LOAN-TO-VALUE
           SUBTYPE                PROPERTIES         BALANCE             BALANCE            DSCR            RATIO
-----------------------------------------------------------------------------------------------------------------------

 Office                               71         $1,554,770,809            44.7%            1.75x           65.40%
  Suburban                            46            801,875,219            23.0             1.70            63.73
  CBD                                 12            640,133,053            18.4             1.90            66.11
  Medical Office                      10             84,715,791             2.4             1.29            72.70
  Flex                                 8             68,891,552             2.0             1.36            69.81
 Retail                               74          1,155,049,773            33.2             1.44            68.33
  Anchored                            36            520,597,301            15.0             1.35            73.58
  Regional Mall                        3            293,766,252             8.4             1.72            52.70
  Unanchored                          17            144,614,331             4.2             1.31            72.42
  Shadow Anchored                      7             79,032,764             2.3             1.42            74.37
  Lifestyle Center                     1             60,947,000             1.8             1.20            78.14
  Anchored, Single Tenant              9             54,044,051             1.6             1.40            71.53
  Unanchored, Single Tenant            1              2,048,074             0.1             1.49            78.02
 Multifamily                          13            169,122,298             4.9             1.36            75.11
  Conventional                        10            137,200,000             3.9             1.19            77.90
  Section 8                            1             21,977,867             0.6             1.36            72.77
  Independent Living                   1              7,350,000             0.2             1.61            54.44
  Co-Op                                1              2,594,431             0.1            10.04             6.33
 Hospitality                          19            255,734,926             7.3             1.91            66.10
 Industrial                           15            134,477,817             3.9             1.36            72.05
 Self Storage                         25            108,265,101             3.1             1.38            67.84
 Mixed Use                             6             38,239,685             1.1             1.31            72.79
 Other                                 2             37,000,000             1.1             1.36            72.21
 Manufactured Housing                  1             12,000,000             0.3             1.21            77.42
 Land                                  1             16,120,000             0.5             1.21            79.02
-----------------------------         --         --------------           -----             ----            -----
 TOTAL / WTD. AVG.                   227         $3,480,780,409           100.0%            1.60x           67.49%
=============================        ===         ==============           =====             ====            =====

GEOGRAPHIC DISTRIBUTION

-----------------------------------------------------------------------------------------------------------------------
                                                   AGGREGATE                                             WTD. AVG.
                                 NUMBER OF       CUT-OFF DATE        % OF INITIAL       WTD. AVG.     CUT-OFF DATE
                                MORTGAGED         PRINCIPAL         LOAN GROUP 1        U/W NCF       LOAN-TO-VALUE
          STATE/REGION          PROPERTIES         BALANCE             BALANCE            DSCR            RATIO
-----------------------------------------------------------------------------------------------------------------------

 California                         33         $  601,488,365            17.3%            1.84x           59.92%
  Southern California (1)           21            435,805,920            12.5             1.98            56.80
  Northern California (1)           12            165,682,446             4.8             1.46            68.13
 New York                           20            525,694,902            15.1             1.83            68.64
 Texas                              24            227,579,976             6.5             1.35            71.07
 New Jersey                         11            208,090,760             6.0             1.28            75.84
 Maryland                            8            196,928,921             5.7             1.99            59.37
 Florida                            17            182,613,348             5.2             2.01            67.18
 Maine                               1            150,000,000             4.3             1.82            44.38
 Virginia                            8            141,541,294             4.1             1.38            71.28
 Pennsylvania                       14            141,108,158             4.1             1.25            76.79
 Massachusetts                      10            126,163,462             3.6             1.35            68.04
 Other                              81            979,571,223            28.1             1.39            72.18
---------------------------         --         --------------           -----             -----           -----
 TOTAL/WTD. AVG.                   227         $3,480,780,409           100.0%            1.60x           67.49%
===========================        ===         ==============           =====             ====            =====

(1)   Northern California includes areas with zip codes of 94107 and above, and
      Southern California includes areas with zip codes of below 93401.

INITIAL LOAN GROUP 1 PREPAYMENT RESTRICTION COMPOSITION OVER TIME(2)

-----------------------------------------------------------------------------------------------------------------------
                                                                  MONTHS FOLLOWING CUT-OFF DATE
                PREPAYMENT RESTRICTION                    0           12          24          36          48
-----------------------------------------------------------------------------------------------------------------------

 Remaining Aggregate Loan Group No. 1 Balance(2)       100.00%      99.52%      98.96%      98.24%      96.22%
 Locked/Defeasance                                     100.00       99.18       99.17       92.31       92.69
  Locked                                               100.00       99.18       99.17        0.76        0.23
  Defeasance                                             0.00        0.00        0.00       91.55       92.46
 Yield Maintenance (all)                                 0.00        0.82        0.83        6.52        6.78
  Yield Maintenance                                      0.00        0.00        0.00        0.19        0.19
  Grtr4%UPBor2%UPB+YM                                    0.00        0.00        0.00        0.71        0.71
  Grtr2%UPBor2%UPB+YM                                    0.00        0.00        0.00        0.30        0.30
  Grtr1%UPBorYM                                          0.00        0.82        0.83        5.33        5.58
 Open                                                    0.00        0.00        0.00        1.17        0.52
--------------                                         ------      ------      ------      ------      ------
 TOTAL                                                 100.00%     100.00%     100.00%     100.00%     100.00%
==============                                         ======      ======      ======      ======      ======

-----------------------------------------------------------------------------------------------------------------------
                                                                       MONTHS FOLLOWING CUT-OFF DATE
                PREPAYMENT RESTRICTION                   60          72          84          96         108        120
-----------------------------------------------------------------------------------------------------------------------

 Remaining Aggregate Loan Group No. 1 Balance(2)       87.16%      86.12%      81.77%      80.65%      78.56%      0.62%
 Locked/Defeasance                                     93.26       93.27       93.01       93.02       92.95      69.64
  Locked                                                0.00        0.00        0.00        0.00        0.00       0.00
  Defeasance                                           93.26       93.27       93.01       93.02       92.95      69.64
 Yield Maintenance (all)                                6.74        6.73        6.99        6.98        7.05      30.36
  Yield Maintenance                                     0.20        0.20        0.21        0.21        0.21       0.00
  Grtr4%UPBor2%UPB+YM                                   0.77        0.77        0.80        0.79        0.80       0.00
  Grtr2%UPBor2%UPB+YM                                   0.32        0.32        0.33        0.33        0.33       0.00
  Grtr1%UPBorYM                                         5.44        5.44        5.65        5.65        5.72      30.36
 Open                                                   0.00        0.00        0.00        0.00        0.00       0.00
--------------                                        ------      ------      ------      ------      ------     ------
 TOTAL                                                100.00%     100.00%     100.00%     100.00%     100.00%    100.00%
==============                                        ======      ======      ======      ======      ======     ======

(1)   All numbers, unless otherwise noted, are as a percentage of the aggregate pool balance at the specified point in time.

(2)   Remaining aggregate mortgage loan pool balance as a percentage of the
      Initial Pool Balance at the specified point in time.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 16

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

--------------------------------------------------------------------------------
                 MORTGAGE POOL CHARACTERISTICS -- LOAN GROUP 1
--------------------------------------------------------------------------------

CUT-OFF DATE PRINCIPAL BALANCE

-------------------------------------------------------------------------------------------------------
                                                                                            WTD. AVG.
              RANGE OF                           AGGREGATE                                  CUT-OFF
             CUT-OFF                NUMBER       CUT-OFF            % OF                      DATE
              DATE                   OF            DATE           INITIAL      WTD. AVG.    LOAN-TO-
            PRINCIPAL             MORTGAGE      PRINCIPAL      LOAN GROUP 1     U/W NCF      VALUE
            BALANCES                LOANS        BALANCE          BALANCE        DSCR        RATIO
-------------------------------------------------------------------------------------------------------

  $  1,392,304 to $  5,000,000        30     $  104,674,761          3.0%         1.59x       68.04%
  $  5,000,000 to $  9,999,999        70        524,223,137         15.1          1.37        72.43
  $ 10,000,000 to $ 14,999,999        35        427,816,007         12.3          1.37        71.18
  $ 15,000,000 to $ 19,999,999        20        347,622,974         10.0          1.27        74.82
  $ 20,000,000 to $ 24,999,999         7        152,197,867          4.4          1.48        72.35
  $ 25,000,000 to $ 29,999,999         7        196,435,427          5.6          1.28        75.69
  $ 30,000,000 to $ 39,999,999         8        273,231,882          7.8          1.36        72.65
  $ 40,000,000 to $ 49,999,999         3        128,600,000          3.7          1.36        68.63
  $ 50,000,000 to $ 74,999,999         4        237,947,000          6.8          1.78        73.35
  $ 75,000,000 to $ 99,999,999         1         86,265,101          2.5          1.39        66.40
  $100,000,000 to $149,999,999         3        311,766,252          9.0          1.79        62.53
  $150,000,000 to $199,999,999         1        150,000,000          4.3          1.82        44.38
  $200,000,000 to $290,000,000         2        540,000,000         15.5          2.34        54.57
--------------------------------      --     --------------        -----          ----        -----
  TOTAL / WTD. AVG.                  191     $3,480,780,409        100.0%         1.60x       67.49%
================================     ===     ==============        =====          ====        =====

MORTGAGE RATES

---------------------------------------------------------------------------------------------
                                                                                 WTD. AVG.
                                      AGGREGATE                                  CUT-OFF
                         NUMBER       CUT-OFF            % OF                      DATE
        RANGE OF          OF            DATE           INITIAL      WTD. AVG.    LOAN-TO-
       MORTGAGE        MORTGAGE      PRINCIPAL      LOAN GROUP 1     U/W NCF      VALUE
        RATES            LOANS        BALANCE          BALANCE        DSCR        RATIO
---------------------------------------------------------------------------------------------

  4.725% to 4.999%         14     $  773,837,718         22.2%         1.98x       60.08%
  5.000% to 5.249%         51        782,317,801         22.5          1.49        70.61
  5.250% to 5.499%         80      1,282,782,314         36.9          1.56        68.03
  5.500% to 5.749%         37        478,920,889         13.8          1.34        72.74
  5.750% to 5.999%          6        146,172,946          4.2          1.37        68.82
  6.000% to 6.560%          3         16,748,741          0.5          1.44        60.09
---------------------      --     --------------        -----          ----        -----
  TOTAL / WTD. AVG.       191     $3,480,780,409        100.0%         1.60x       67.49%
=====================     ===     ==============        =====          ====        =====

ORIGINAL TERM TO MATURITY OR ARD

---------------------------------------------------------------------------------------------
                                                                                 WTD. AVG.
                                      AGGREGATE                                  CUT-OFF
        RANGE OF         NUMBER       CUT-OFF            % OF                      DATE
       ORIGINAL           OF            DATE           INITIAL      WTD. AVG.    LOAN-TO-
       TERMS TO        MORTGAGE      PRINCIPAL      LOAN GROUP 1     U/W NCF      VALUE
  MATURITY/ARD (MOS)     LOANS        BALANCE          BALANCE        DSCR        RATIO
---------------------------------------------------------------------------------------------

       39 to 59             2     $  192,000,000          5.5%         1.82x       46.13%
          60                7        148,394,802          4.3          1.33        74.82
          84                3        126,265,571          3.6          1.52        65.41
      85 to 114             5         47,160,543          1.4          1.32        74.76
      115 to 120          170      2,940,988,128         84.5          1.60        68.49
      121 to 179            2         14,300,000          0.4          1.23        76.93
         180                2         11,671,366          0.3          3.18        53.70
---------------------     ---     --------------        -----          ----        -----
  TOTAL / WTD. AVG.       191     $3,480,780,409        100.0%         1.60x       67.49%
=====================     ===     ==============        =====          ====        =====

REMAINING TERM TO MATURITY OR ARD

---------------------------------------------------------------------------------------------
                                                                                 WTD. AVG.
        RANGE OF                      AGGREGATE                                  CUT-OFF
      REMAINING          NUMBER       CUT-OFF            % OF                      DATE
       TERMS TO           OF            DATE           INITIAL      WTD. AVG.    LOAN-TO-
      MATURITY/        MORTGAGE      PRINCIPAL      LOAN GROUP 1     U/W NCF      VALUE
      ARD (MOS)          LOANS        BALANCE          BALANCE        DSCR        RATIO
---------------------------------------------------------------------------------------------

   39 to  59                9     $  340,394,802          9.8%         1.61x       58.63%
   60 to  83                3        126,265,571          3.6          1.52        65.41
   84 to 114               21        273,622,148          7.9          1.33        72.83
  115 to 120              154      2,714,526,523         78.0          1.63        68.17
  121 to 178                4         25,971,366          0.7          2.11        66.49
---------------------     ---     --------------        -----          ----        -----
  TOTAL / WTD. AVG.       191     $3,480,780,409        100.0%         1.60x       67.49%
=====================     ===     ==============        =====          ====        =====

ORIGINAL AMORTIZATION TERM

---------------------------------------------------------------------------------------------
                                      AGGREGATE                                  WTD. AVG.
        RANGE OF         NUMBER       CUT-OFF            % OF                     CUT-OFF
       ORIGINAL           OF            DATE           INITIAL      WTD. AVG.      DATE
     AMORTIZATION      MORTGAGE      PRINCIPAL      LOAN GROUP 1     U/W NCF     LOAN-TO-
     TERMS (MOS)         LOANS        BALANCE          BALANCE        DSCR      VALUE RATIO
---------------------------------------------------------------------------------------------

    Interest Only          11     $  874,100,000         25.1%         2.28x       57.87%
         240                2         20,027,734          0.6          1.33        69.23
      241 to 300           11         95,290,300          2.7          1.41        69.01
      301 to 420          167      2,491,362,374         71.6          1.37        70.79
---------------------     ---     --------------        -----          ----        -----
  TOTAL / WTD. AVG.       191     $3,480,780,409        100.0%         1.60x       67.49%
=====================     ===     ==============        =====          ====        =====

REMAINING AMORTIZATION TERM

---------------------------------------------------------------------------------------------
                                                                                 WTD. AVG.
                                      AGGREGATE                                  CUT-OFF
        RANGE OF         NUMBER       CUT-OFF            % OF                      DATE
      REMAINING           OF            DATE           INITIAL      WTD. AVG.    LOAN-TO-
     AMORTIZATION      MORTGAGE      PRINCIPAL      LOAN GROUP 1     U/W NCF      VALUE
     TERMS (MOS)         LOANS        BALANCE          BALANCE        DSCR        RATIO
---------------------------------------------------------------------------------------------

  Interest Only            11     $  874,100,000         25.1%         2.28x       57.87%
  236 to 240                2         20,027,734          0.6          1.33        69.23
  241 to 300               11         95,290,300          2.7          1.41        69.01
  301 to 420              167      2,491,362,374         71.6          1.37        70.79
---------------------     ---     --------------        -----          ----        -----
  TOTAL / WTD. AVG.       191     $3,480,780,409        100.0%         1.60x       67.49%
=====================     ===     ==============        =====          ====        =====

MORTGAGE LOAN TYPE

---------------------------------------------------------------------------------------------
                                                                                  WTD. AVG.
                                       AGGREGATE                                  CUT-OFF
                          NUMBER       CUT-OFF            % OF                      DATE
                           OF            DATE           INITIAL      WTD. AVG.    LOAN-TO-
      MORTGAGE LOAN     MORTGAGE      PRINCIPAL      LOAN GROUP 1     U/W NCF      VALUE
         TYPE             LOANS        BALANCE          BALANCE        DSCR        RATIO
---------------------------------------------------------------------------------------------

  Partial IO/Balloon        84     $1,362,450,101         39.1%         1.28x       74.43%
  Balloon                   81      1,075,798,527         30.9          1.50        65.80
  Interest Only              9        479,100,000         13.8          2.25        57.19
  Interest Only/ARD          2        395,000,000         11.3          2.30        58.69
  ARD                       10         94,331,781          2.7          1.38        71.17
  Partial IO/ARD             5         74,100,000          2.1          1.28        73.27
----------------------      --     --------------        -----          ----        -----
  TOTAL / WTD. AVG.        191     $3,480,780,409        100.0%         1.60x       67.49%
======================     ===     ==============        =====          ====        =====

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 17

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

--------------------------------------------------------------------------------
                 MORTGAGE POOL CHARACTERISTICS -- LOAN GROUP 1
--------------------------------------------------------------------------------

UNDERWRITTEN NCF DSCR

------------------------------------------------------------------------------------------------------
                                                                                           WTD. AVG.
                                          AGGREGATE                                        CUT-OFF
                           NUMBER         CUT-OFF               % OF                         DATE
         RANGE OF           OF              DATE             INITIAL        WTD. AVG.      LOAN-TO-
       U/W NCF           MORTGAGE        PRINCIPAL        LOAN GROUP 1       U/W NCF        VALUE
         DSCR              LOANS          BALANCE            BALANCE          DSCR          RATIO
------------------------------------------------------------------------------------------------------

  1.03x to 1.19x             18       $  311,662,912            9.0%           1.14x         76.96%
  1.20x to 1.24x             46          633,773,971           18.2            1.22          74.38
  1.25x to 1.29x             23          295,057,430            8.5            1.27          76.85
  1.30x to 1.34x             28          322,134,747            9.3            1.32          75.79
  1.35x to 1.39x             18          360,343,478           10.4            1.38          70.81
  1.40x to 1.44x             11          128,719,583            3.7            1.42          73.20
  1.45x to 1.49x              8           88,437,352            2.5            1.47          70.02
  1.50x to 1.99x             31          625,282,457           18.0            1.69          59.58
  2.00x to 10.04x             8          715,368,478           20.6            2.48          53.55
---------------------        --       --------------          -----            ----          -----
  TOTAL / WTD. AVG.         191       $3,480,780,409          100.0%           1.60x         67.49%
=====================       ===       ==============          =====            ====          =====

PREPAYMENT PROVISION TYPE

------------------------------------------------------------------------------------------------------
                                                                                      WTD. AVG.
                                           AGGREGATE                                  CUT-OFF
                              NUMBER       CUT-OFF             % OF                     DATE
                               OF            DATE           INITIAL      WTD. AVG.    LOAN-TO-
        PREPAYMENT          MORTGAGE      PRINCIPAL      LOAN GROUP 1     U/W NCF      VALUE
      PROVISION TYPE          LOANS        BALANCE          BALANCE        DSCR        RATIO
------------------------------------------------------------------------------------------------------

  LO/Defeasance                169     $3,237,909,863         93.0%         1.62x       67.04%
  LO/Grtrx%UPBorYM              17        200,857,235          5.8          1.36        73.41
  LO/Grtrx%UPBory%UPB+YM         4         35,334,647          1.0          1.40        72.40
  LO/YM                          1          6,678,664          0.2          1.34        79.51
--------------------------     ---     --------------        -----          ----        -----
  TOTAL / WTD. AVG.            191     $3,480,780,409        100.0%         1.60x       67.49%
==========================     ===     ==============        =====          ====        =====

CUT-OFF DATE LOAN-TO-VALUE RATIO

------------------------------------------------------------------------------------------------------
                                                                                           WTD. AVG.
                                          AGGREGATE                                        CUT-OFF
         RANGE OF          NUMBER         CUT-OFF               % OF                         DATE
       CUT-OFF              OF              DATE             INITIAL        WTD. AVG.      LOAN-TO-
         DATE            MORTGAGE        PRINCIPAL        LOAN GROUP 1       U/W NCF        VALUE
      LTV RATIO            LOANS          BALANCE            BALANCE          DSCR          RATIO
------------------------------------------------------------------------------------------------------

   6.33% to 60.00%           22       $  725,009,124           20.8%           2.28x         48.87%
  60.01% to 65.00%           12          463,770,630           13.3            1.95          62.06
  65.01% to 70.00%           34          510,753,103           14.7            1.41          66.63
  70.01% to 75.00%           39          520,274,469           14.9            1.33          73.05
  75.01% to 80.00%           82        1,197,773,082           34.4            1.27          78.12
  80.01% to 80.62%            2           63,200,000            1.8            1.25          80.61
---------------------        --       --------------          -----            ----          -----
  TOTAL / WTD. AVG.         191       $3,480,780,409          100.0%           1.60x         67.49%
=====================       ===       ==============          =====            ====          =====

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO

------------------------------------------------------------------------------------------------------
                                                                                          WTD. AVG.
                                          AGGREGATE                                        CUT-OFF
       RANGE OF           NUMBER           CUT-OFF             % OF                         DATE
       MATURITY             OF              DATE             INITIAL         WTD. AVG.     LOAN-TO-
     DATE OR ARD         MORTGAGE         PRINCIPAL        LOAN GROUP 1      U/W NCF        VALUE
 LOAN-TO-VALUE RATIO       LOANS           BALANCE            BALANCE          DSCR         RATIO
------------------------------------------------------------------------------------------------------

   4.46% to 50.00%           18       $  544,711,509           15.6%           2.12x         48.16%
  50.01% to 55.00%           19          346,875,828           10.0            2.05          58.07
  55.01% to 60.00%           31          434,539,760           12.5            1.46          67.03
  60.01% to 65.00%           48          864,234,387           24.8            1.65          68.44
  65.01% to 70.00%           45          687,502,376           19.8            1.28          76.90
  70.01% to 79.80%           30          602,917,000           17.3            1.26          78.59
---------------------        --       --------------          -----            ----          -----
  TOTAL / WTD. AVG.         191       $3,480,780,409          100.0%           1.60x         67.49%
=====================       ===       ==============          =====            ====          =====

ENCUMBERED INTEREST

------------------------------------------------------------------------------------------------------
                                                                                                          WTD.
                                                                                                          AVG.
                                                         AGGREGATE                           WTD.       CUT-OFF
                                         NUMBER          CUT-OFF              % OF           AVG.         DATE
                                          OF               DATE             INITIAL          U/W        LOAN-TO
              ENCUMBERED               MORTGAGED        PRINCIPAL        LOAN GROUP 1        NCF         -VALUE
             INTEREST                 PROPERTIES         BALANCE            BALANCE         DSCR         RATIO
------------------------------------------------------------------------------------------------------

  Fee Simple                              216        $3,256,120,201           93.5%          1.59x        67.40%
  Leasehold                                 9           120,113,208            3.5           2.34         60.82
  Fee in Part, Leasehold in Part            2           104,547,000            3.0           1.16         78.01
----------------------------------        ---        --------------          -----           ----         -----
  TOTAL / WTD. AVG.                       227        $3,480,780,409          100.0%          1.60x        67.49%
==================================        ===        ==============          =====           ====         =====

SEASONING

------------------------------------------------------------------------------------------------------
                                                                                           WTD. AVG.
                                          AGGREGATE                                        CUT-OFF
                           NUMBER         CUT-OFF              % OF                          DATE
                            OF              DATE             INITIAL        WTD. AVG.      LOAN-TO-
                         MORTGAGE        PRINCIPAL        LOAN GROUP 1       U/W NCF        VALUE
     SEASONING (MOS)       LOANS          BALANCE            BALANCE          DSCR          RATIO

  0 to  5                   173       $3,230,600,933           92.8%           1.62x         67.13%
  6 to 11                    18          250,179,476            7.2            1.34          72.15
---------------------       ---       --------------          -----            ----          -----
  TOTAL / WTD. AVG.         191       $3,480,780,409          100.0%           1.60x         67.49%
=====================       ===       ==============          =====            ====          =====

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 18

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 19

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

--------------------------------------------------------------------------------
                 MORTGAGE POOL CHARACTERISTICS -- LOAN GROUP 2
--------------------------------------------------------------------------------

PROPERTY TYPE

--------------------------------------------------------------------------------------------------------------
                                             AGGREGATE        % OF INITIAL                        WTD. AVG.
                             NUMBER OF     CUT-OFF DATE          LOAN            WTD. AVG.     CUT-OFF DATE
     PROPERTY TYPE           MORTGAGED        PRINCIPAL          GROUP 2          U/W NCF       LOAN-TO-VALUE
        SUBTYPE             PROPERTIES        BALANCE           BALANCE            DSCR            RATIO
--------------------------------------------------------------------------------------------------------------

 Multifamily                    32         $382,824,318           96.3%            1.31x           75.40%
  Conventional                  24          304,087,975           76.5             1.32            75.61
  Section 8                      6           34,486,343            8.7             1.38            73.71
  Student Housing                2           44,250,000           11.1             1.22            75.22
 Manufactured Housing            2           14,640,000            3.7             1.23            80.00
-----------------------         --         ------------          -----             ----            -----
 TOTAL / WTD. AVG.              34         $397,464,318          100.0%            1.31x           75.57%
=======================         ==         ============          =====             ====            =====

GEOGRAPHIC DISTRIBUTION

---------------------------------------------------------------------------------------------------------------
                                               AGGREGATE       % OF INITIAL                        WTD. AVG.
                              NUMBER OF      CUT-OFF DATE          LOAN            WTD. AVG.     CUT-OFF DATE
                              MORTGAGED        PRINCIPAL          GROUP 2          U/W NCF       LOAN-TO-VALUE
         STATE/REGION         PROPERTIES        BALANCE           BALANCE            DSCR            RATIO
---------------------------------------------------------------------------------------------------------------

 Southern California(1)            5         $ 42,390,200           10.7%            1.20x           72.97%
 Florida                           2           93,300,000           23.5             1.26            77.56
 Pennsylvania                      6           68,034,537           17.1             1.31            79.24
 Maryland                          1           32,000,000            8.1             1.20            75.12
 Texas                             2           31,591,001            7.9             1.26            75.95
 Massachusetts                     5           30,484,548            7.7             1.33            73.89
 Washington                        1           25,500,000            6.4             1.29            62.50
 South Carolina                    2           16,280,000            4.1             1.72            85.25
 Oregon                            1           13,500,000            3.4             1.27            69.41
 Michigan                          1           11,200,000            2.8             1.20            80.00
 Other                             8           33,184,032            8.3             1.59            73.67
-------------------------          -         ------------          -----             -----           -----
 TOTAL/WTD. AVG.                  34         $397,464,318          100.0%            1.31x           75.57%
=========================         ==         ============          =====             ====            =====

INITIAL LOAN GROUP 2 PREPAYMENT RESTRICTION COMPOSITION OVER TIME(2)

------------------------------------------------------------------------------------------------------
                                                      MONTHS FOLLOWING CUT-OFF DATE
          PREPAYMENT RESTRICTION              0           12          24          36          48
------------------------------------------------------------------------------------------------------

 Remaining Aggregate Loan Group No. 2
  Balance(2)                               100.00%      99.73%      99.44%      98.91%      97.88%
 Locked/Defeasance                         100.00      100.00       85.32       82.86       82.72
  Locked                                   100.00      100.00       85.32        0.98        0.57
  Defeasance                                 0.00        0.00        0.00       81.88       82.15
 Yield Maintenance (all)                     0.00        0.00       14.68       17.14        2.37
  Yield Maintenance                          0.00        0.00        0.00        0.00        0.00
  Grtr4%UPBor2%UPB+YM                        0.00        0.00        0.00        0.00        0.00
  Grtr2%UPBor2%UPB+YM                        0.00        0.00        0.00        0.00        0.00
  Grtr1%UPBorYM                              0.00        0.00       14.68       17.14        2.37
 Open                                        0.00        0.00        0.00        0.00       14.91
--------------                             ------      ------      ------      ------      ------
 TOTAL                                     100.00%     100.00%     100.00%     100.00%     100.00%
==============                             ======      ======      ======      ======      ======

--------------------------------------------------------------------------------------------------------------
                                                           MONTHS FOLLOWING CUT-OFF DATE
          PREPAYMENT RESTRICTION             60          72          84          96         108        120
--------------------------------------------------------------------------------------------------------------

 Remaining Aggregate Loan Group No. 2
  Balance(2)                               76.96%      75.73%      74.45%      72.76%      71.34%      0.35%
 Locked/Defeasance                         96.33       96.35       96.37       96.83       96.85     100.00
  Locked                                    0.00        0.00        0.00        0.00        0.00       0.00
  Defeasance                               96.33       96.35       96.37       96.83       96.85     100.00
 Yield Maintenance (all)                    3.67        3.65        3.63        3.17        3.15       0.00
  Yield Maintenance                         0.00        0.00        0.00        0.00        0.00       0.00
  Grtr4%UPBor2%UPB+YM                       0.00        0.00        0.00        0.00        0.00       0.00
  Grtr2%UPBor2%UPB+YM                       0.00        0.00        0.00        0.00        0.00       0.00
  Grtr1%UPBorYM                             3.67        3.65        3.63        3.17        3.15       0.00
 Open                                       0.00        0.00        0.00        0.00        0.00       0.00
--------------                            ------      ------      ------      ------      ------     ------
 TOTAL                                    100.00%     100.00%     100.00%     100.00%     100.00%    100.00%
==============                            ======      ======      ======      ======      ======     ======

(1)   Northern California includes areas with zip codes of 94107 and above, and
      Southern California includes areas with zip codes of below 93401.

(2)   All numbers, unless otherwise noted, are as a percentage of the aggregate pool balance at the specified point in time.

(3)   Remaining aggregate mortgage loan pool balance as a percentage of the
      Initial Pool Balance at the specified point in time.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 20

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

-------------------------------------------------------------------------------
                 MORTGAGE POOL CHARACTERISTICS -- LOAN GROUP 2
-------------------------------------------------------------------------------

CUT-OFF DATE PRINCIPAL BALANCE

------------------------------------------------------------------------------------------------
            RANGE OF                         AGGREGATE      % OF                  WTD. AVG.
            CUT-OFF               NUMBER      CUT-OFF     INITIAL                 CUT-OFF
             DATE                  OF          DATE         LOAN     WTD. AVG.   DATE LOAN-
           PRINCIPAL            MORTGAGE     PRINCIPAL    GROUP 2     U/W NCF     TO-VALUE
           BALANCES               LOANS       BALANCE     BALANCE      DSCR        RATIO
------------------------------------------------------------------------------------------------

   $1,322,049 to  $4,999,999        10     $ 26,549,821      6.7%       1.33x       73.27%
   $5,000,000 to  $9,999,999        12       83,644,497     21.0        1.45        75.53
  $10,000,000 to $24,999,999         7      110,150,000     27.7        1.29        76.56
  $25,000,000 to $34,999,999         3       83,820,000     21.1        1.25        72.81
  $35,000,000 to $44,999,999         1       35,300,000      8.9        1.24        73.54
  $45,000,000 to $58,000,000         1       58,000,000     14.6        1.28        80.00
------------------------------      --     ------------    -----        ----        -----
  TOTAL / WTD. AVG.                 34     $397,464,318    100.0%       1.31x       75.57%
==============================      ==     ============    =====        ====        =====

MORTGAGE RATES

----------------------------------------------------------------------------------------
                                    AGGREGATE      % OF                  WTD. AVG.
                         NUMBER      CUT-OFF     INITIAL                 CUT-OFF
        RANGE OF          OF          DATE         LOAN     WTD. AVG.   DATE LOAN-
       MORTGAGE        MORTGAGE     PRINCIPAL    GROUP 2     U/W NCF     TO-VALUE
        RATES            LOANS       BALANCE     BALANCE      DSCR        RATIO
----------------------------------------------------------------------------------------

  4.850% to 4.999%         3      $ 25,341,001      6.4%       1.23x       75.15%
  5.000% to 5.249%        16       179,576,710     45.2        1.31        74.08
  5.250% to 5.499%        13       132,906,607     33.4        1.33        75.91
  5.500% to 5.999%         1        58,000,000     14.6        1.28        80.00
  6.000% to 6.040%         1         1,640,000      0.4        1.30        60.18
---------------------     --      ------------    -----        ----        -----
  TOTAL / WTD. AVG.       34      $397,464,318    100.0%       1.31x       75.57%
=====================     ==      ============    =====        ====        =====

ORIGINAL TERM TO MATURITY OR ARD

----------------------------------------------------------------------------------------
       RANGE OF                     AGGREGATE      % OF                  WTD. AVG.
       ORIGINAL          NUMBER      CUT-OFF     INITIAL                 CUT-OFF
       TERMS TO           OF          DATE         LOAN     WTD. AVG.   DATE LOAN-
      MATURITY/        MORTGAGE     PRINCIPAL    GROUP 2     U/W NCF     TO-VALUE
      ARD (MOS)          LOANS       BALANCE     BALANCE      DSCR        RATIO
----------------------------------------------------------------------------------------

          60              2       $ 79,000,000     19.9%       1.26x       78.87%
          96              1          1,496,885      0.4        1.62        57.79
         120             30        315,327,433     79.3        1.32        74.90
         180              1          1,640,000      0.4        1.30        60.18
--------------------     --       ------------    -----        ----        -----
  TOTAL / WTD. AVG.      34       $397,464,318    100.0%       1.31x       75.57%
=====================    ==       ============    =====        ====        =====

REMAINING TERM TO MATURITY OR ARD

-------------------------------------------------------------------------------------
       RANGE OF                     AGGREGATE      % OF                  WTD. AVG.
      REMAINING          NUMBER      CUT-OFF     INITIAL                 CUT-OFF
       TERMS TO           OF          DATE         LOAN     WTD. AVG.   DATE LOAN-
      MATURITY/        MORTGAGE     PRINCIPAL    GROUP 2     U/W NCF     TO-VALUE
      ARD (MOS)          LOANS       BALANCE     BALANCE      DSCR        RATIO
-------------------------------------------------------------------------------------

   58 to  60                2     $ 79,000,000     19.9%       1.26x       78.87%
   61 to  95                1        1,496,885      0.4        1.62        57.79
   96 to 114                1        3,440,000      0.9        1.33        80.00
  115 to 120               29      311,887,433     78.5        1.32        74.85
  121 to 180                1        1,640,000      0.4        1.30        60.18
---------------------      --     ------------    -----        ----        -----
  TOTAL / WTD. AVG.        34     $397,464,318    100.0%       1.31x       75.57%
=====================      ==     ============    =====        ====        =====

ORIGINAL AMORTIZATION TERM

-------------------------------------------------------------------------------------
       RANGE OF                     AGGREGATE      % OF                  WTD. AVG.
       ORIGINAL          NUMBER      CUT-OFF     INITIAL                 CUT-OFF
     AMORTIZATION         OF          DATE         LOAN     WTD. AVG.   DATE LOAN-
        TERMS          MORTGAGE     PRINCIPAL    GROUP 2     U/W NCF     TO-VALUE
        (MOS)            LOANS       BALANCE     BALANCE      DSCR        RATIO
-------------------------------------------------------------------------------------

  Interest Only             4     $ 82,980,000     20.9%       1.47x       79.43%
  241 to 300                6       34,486,343      8.7        1.38        73.71
  301 to 360               24      279,997,975     70.4        1.26        74.65
---------------------      --     ------------    -----        ----        -----
  TOTAL / WTD. AVG.        34     $397,464,318    100.0%       1.31x       75.57%
=====================      ==     ============    =====        ====        =====

REMAINING AMORTIZATION TERM
---------------------------------------

-------------------------------------------------------------------------------------
       RANGE OF                     AGGREGATE      % OF                  WTD. AVG.
      REMAINING          NUMBER      CUT-OFF     INITIAL                 CUT-OFF
     AMORTIZATION         OF          DATE         LOAN     WTD. AVG.   DATE LOAN-
        TERMS          MORTGAGE     PRINCIPAL    GROUP 2     U/W NCF     TO-VALUE
        (MOS)            LOANS       BALANCE     BALANCE      DSCR        RATIO
-------------------------------------------------------------------------------------

  Interest Only            4      $ 82,980,000     20.9%       1.47x       79.43%
  241 to 300               6        34,486,343      8.7        1.38        73.71
  301 to 360              24       279,997,975     70.4        1.26        74.65
---------------------     --      ------------    -----        ----        -----
  TOTAL / WTD. AVG.       34      $397,464,318    100.0%       1.31x       75.57%
=====================     ==      ============    =====        ====        =====

MORTGAGE LOAN TYPE

--------------------------------------------------------------------------------------------
                                                                                  WTD. AVG.
                                                                                  CUT-OFF
                                       AGGREGATE     % OF INITIAL                   DATE
                         NUMBER OF   CUT-OFF DATE        LOAN        WTD. AVG.    LOAN-TO-
                         MORTGAGE      PRINCIPAL       GROUP 2        U/W NCF      VALUE
 MORTGAGE LOAN TYPE        LOANS        BALANCE        BALANCE         DSCR        RATIO
--------------------------------------------------------------------------------------------

  Partial IO/Balloon        16       $251,029,000        63.2%          1.25x       74.76%
  Balloon                   14         63,455,318        16.0           1.34        73.69
  Interest Only              4         82,980,000        20.9           1.47        79.43
----------------------      --       ------------       -----           ----        -----
  TOTAL / WTD. AVG.         34       $397,464,318       100.0%          1.31x       75.57%
======================      ==       ============       =====           ====        =====

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 21

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

-------------------------------------------------------------------------------
                 MORTGAGE POOL CHARACTERISTICS -- LOAN GROUP 2
-------------------------------------------------------------------------------

UNDERWRITTEN NCF DSCR

--------------------------------------------------------------------------------
                                  AGGREGATE      % OF                  WTD. AVG.
       RANGE OF        NUMBER      CUT-OFF     INITIAL                 CUT-OFF
        U/W             OF          DATE         LOAN     WTD. AVG.   DATE LOAN-
        NCF          MORTGAGE     PRINCIPAL    GROUP 2     U/W NCF     TO-VALUE
        DSCR           LOANS       BALANCE     BALANCE      DSCR        RATIO
--------------------------------------------------------------------------------

    1.19x                4      $ 48,910,319     12.3%       1.20x       74.20%
  1.20x to 1.24x         7       106,718,151     26.8        1.22        74.92
  1.25x to 1.29x         8       154,642,085     38.9        1.28        75.76
  1.30x to 1.34x         5        26,373,148      6.6        1.32        79.46
  1.35x to 1.39x         3        12,562,038      3.2        1.38        76.91
  1.40x to 1.44x         2        14,292,388      3.6        1.42        72.32
  1.45x to 1.49x         1         7,489,305      1.9        1.46        74.89
  1.50x to 1.99x         3        17,776,885      4.5        1.71        82.93
  2.00x to 2.24x         1         8,700,000      2.2        2.24        64.76
-----------------       --      ------------    -----        ----        -----
  TOTAL/WTD. AVG.       34      $397,464,318    100.0%       1.31x       75.57%
===================     ==      ============    =====        ====        =====

PREPAYMENT PROVISION TYPE

-------------------------------------------------------------------------------------------
                                          AGGREGATE      % OF                  WTD. AVG.
                             NUMBER        CUT-OFF      INITIAL                 CUT-OFF
                               OF           DATE         LOAN     WTD. AVG.   DATE LOAN-
         PREPAYMENT         MORTGAGE     PRINCIPAL     GROUP 2     U/W NCF     TO-VALUE
      PROVISION TYPE          LOANS       BALANCE      BALANCE      DSCR        RATIO
-------------------------------------------------------------------------------------------

  LO/Defeasance                30      $327,213,942      82.3%       1.31x       74.74%
  LO/Grtrx%UPBory%UPB+YM        4        70,250,376      17.7        1.29        79.44
--------------------------     --      ------------     -----        ----        -----
  TOTAL/WTD. AVG.              34      $397,464,318     100.0%       1.31x       75.57%
==========================     ==      ============     =====        ====        =====

CUT-OFF DATE LOAN-TO-VALUE RATIO

-----------------------------------------------------------------------------------
       RANGE OF                    AGGREGATE      % OF                  WTD. AVG.
       CUT-OFF          NUMBER      CUT-OFF     INITIAL                 CUT-OFF
        DATE             OF          DATE         LOAN     WTD. AVG.   DATE LOAN-
         LTV          MORTGAGE     PRINCIPAL    GROUP 2     U/W NCF     TO-VALUE
        RATIO           LOANS       BALANCE     BALANCE      DSCR        RATIO
-----------------------------------------------------------------------------------

  50.85% to 60.00%        2      $  2,818,934      0.7%       1.42x       54.54%
  60.01% to 65.00%        4        38,908,151      9.8        1.49        62.92
  65.01% to 70.00%        2        22,272,388      5.6        1.32        68.65
  70.01% to 75.00%        6        89,369,380     22.5        1.26        73.96
  75.01% to 80.01%       18       227,815,465     57.3        1.27        78.60
  80.01% to 86.56%        2        16,280,000      4.1        1.72        85.25
--------------------     --      ------------    -----        ----        -----
  TOTAL/WTD. AVG.        34      $397,464,318    100.0%       1.31x       75.57%
====================     ==      ============    =====        ====        =====

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO

--------------------------------------------------------------------------------------
                                     AGGREGATE      % OF                  WTD. AVG.
                         NUMBER       CUT-OFF     INITIAL                 CUT-OFF
    RANGE OF MATURITY      OF          DATE         LOAN     WTD. AVG.   DATE LOAN-
 DATE OR ARD LOAN-TO-   MORTGAGE     PRINCIPAL    GROUP 2     U/W NCF     TO-VALUE
      VALUE RATIO         LOANS       BALANCE     BALANCE      DSCR        RATIO
--------------------------------------------------------------------------------------

  42.01% to 50.00%          2      $  2,962,049      0.7%       1.25x       56.02%
  50.01% to 55.00%          3        13,337,424      3.4        1.38        65.27
  55.01% to 60.00%          5        48,801,465     12.3        1.33        68.67
  60.01% to 65.00%          5        40,200,760     10.1        1.46        70.93
  65.01% to 70.00%         11       152,378,620     38.3        1.25        76.25
  70.01% to 86.56%          8       139,784,000     35.2        1.32        79.96
----------------------     --      ------------    -----        ----        -----
  TOTAL/WTD. AVG.          34      $397,464,318    100.0%       1.31x       75.57%
======================     ==      ============    =====        ====        =====

ENCUMBERED INTEREST

-------------------------------------------------------------------------------------------------
                                                                                         WTD.
                                                                                         AVG.
                                         AGGREGATE                          WTD.       CUT-OFF
                          NUMBER         CUT-OFF             % OF          AVG.          DATE
                           OF              DATE            INITIAL          U/W        LOAN-TO-
     ENCUMBERED         MORTGAGED       PRINCIPAL         MORTGAGE          NCF         VALUE
      INTEREST         PROPERTIES        BALANCE        POOL BALANCE       DSCR         RATIO
-------------------------------------------------------------------------------------------------

  Fee Simple               34         $397,464,318          100.0%        1.31x         75.57%
-------------------        --         ------------          -----         ----          -----
  TOTAL/WTD. AVG.          34         $397,464,318          100.0%        1.31x         75.57%
===================        ==         ============          =====         ====          =====

SEASONING

----------------------------------------------------------------------------------
                                   AGGREGATE      % OF                  WTD. AVG.
                       NUMBER      CUT-OFF      INITIAL                 CUT-OFF
                        OF           DATE         LOAN     WTD. AVG.   DATE LOAN-
      SEASONING      MORTGAGE     PRINCIPAL     GROUP 2     U/W NCF     TO-VALUE
       (MOS)           LOANS       BALANCE      BALANCE      DSCR        RATIO
----------------------------------------------------------------------------------

       0 to 5            33     $394,024,318      99.1%       1.31x       75.53%
         6                1        3,440,000       0.9        1.33        80.00
-------------------      --     ------------     -----        ----        -----
  TOTAL/WTD. AVG.        34     $397,464,318     100.0%       1.31x       75.57%
===================      ==     ============     =====        ====        =====

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 22

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1
--------------------------------------------------------------------------------
                             FIFTEEN LARGEST LOANS
--------------------------------------------------------------------------------

FIFTEEN LARGEST LOANS BY CUT-OFF DATE PRINCIPAL BALANCE
--------------------------------------------------------------------------------

                                                 LOAN    LOAN      PROPERTY
   LOAN NAME / PROPERTY NAME                    SELLER   GROUP       TYPE              CITY            STATE
---------------------------------------------------------------------------------------------------------------
 1)    One Court Square -- Citibank(1)           GACC   1           Office     Long Island City         NY
 2)    Yahoo! Center                             GACC   1           Office     Santa Monica             CA
 3)    Maine Mall                                 CGM   1           Retail     Portland                 ME
 4)    100 East Pratt                             CGM   1           Office     Baltimore                MD
 5)    TPMC Portfolio                             CGM   1           Various    Houston                  TX
 6)    Florence Mall                             PMCF   1           Retail     Florence                 KY
 7)    Private Mini Self Storage Portfolio       GACC   1        Self Storage  Various             TX, FL, NC,
 8)    Cedarbrook Corporate Center               GACC   1           Office     Cranbury                 NJ
       Portfolio
 9)    Fairfax Corner                             CGM   1           Retail     Fairfax                  VA
 10)   Union Square Apartments                   GACC   2         Multifamily  Palm Beach

   TOTAL/WTD AVG. FOR TOP 10

 11)    485 7th Avenue                           GACC   1           Office     New York                 NY
 12)    Loews Universal Hotel Portfolio          GACC   1         Hospitality  Orlando                  FL

 13)    Quartermaster Plaza                      GACC   1           Retail     Philadelphia             PA
        Shopping Center
 14)    One Financial Plaza                       CGM   1           Office     Minneapolis              MN
 15)    Chico Mall                                CGM   1           Retail     Chico                    CA

   TOTAL/WTD. AVG. FOR TOP 15

                                                               CUT-OFF
                                                                DATE        % OF       % OF                               CUT-OFF
                                                CUT-OFF      PRINCIPAL    INITIAL    INITIAL                               DATE
                                                 DATE         BALANCE    MORTGAGE      LOAN        STATED                LOAN-TO-
                                              PRINCIPAL         PER        POOL     GROUP 1/2    REMAINING    U/W NCF     VALUE
   LOAN NAME / PROPERTY NAME                   BALANCE        SF/UNIT     BALANCE    BALANCE    TERM (MO.)     DSCR       RATIO
-----------------------------------------------------------------------------------------------------------------------------------

 1)    One Court Square -- Citibank(1)     $  290,000,000    $     207      7.5%        8.3%        118         2.25x      61.70%
 2)    Yahoo! Center                          250,000,000          232      6.4         7.2         119         2.44       46.30
 3)    Maine Mall                             150,000,000          275      3.9         4.3          55         1.82       44.38
 4)    100 East Pratt                         105,000,000          160      2.7         3.0         118         2.45       50.36
 5)    TPMC Portfolio                         105,000,000          151      2.7         3.0         114         1.36       72.21
 6)    Florence Mall                          101,766,252          341      2.6         2.9          82         1.53       65.11
 7)    Private Mini Self Storage Portfolio     86,265,101           49      2.2         2.5         117         1.39       66.40
 8)    Cedarbrook Corporate Center             65,000,000          192      1.7         1.9         119         1.25       79.85
       Portfolio
 9)    Fairfax Corner                          60,947,000          407      1.6         1.8         116         1.20       78.14
 10)   Union Square Apartments                 58,000,000      107,011      1.5        14.6          60         1.28       80.00
                                           --------------    ---------     ----        ----
   TOTAL/WTD AVG. FOR TOP 10               $1,271,978,353                  32.8%                    105         1.92x      59.70%

 11)    485 7th Avenue                         57,000,000          238      1.5         1.6         118         1.25       80.62
 12)    Loews Universal Hotel Portfolio        55,000,000      166,667      1.4         1.6         116         3.61       52.84

 13)    Quartermaster Plaza                    43,600,000          228      1.1         1.3         119         1.09       77.83
        Shopping Center
 14)    One Financial Plaza                    43,000,000          109      1.1         1.2         117         1.21       75.17
 15)    Chico Mall                             42,000,000          108      1.1         1.2          39         1.79       52.37
                                           --------------    ---------     ----        ----
   TOTAL/WTD. AVG. FOR TOP 15              $1,512,578,353                  39.0%                    105         1.91x      61.00%

(1)  Reflects just the pooled portion of the One Court Square - Citibank Loan, and not the non-pooled portion thereof represented by the Class OCS certificates.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 23

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

-------------------------------------------------------------------------------
                          ONE COURT SQUARE -- CITIBANK
-------------------------------------------------------------------------------

                 [ONE COURT SQUARE -- CITIBANK PICTURES OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 24

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

-------------------------------------------------------------------------------
                          ONE COURT SQUARE -- CITIBANK
-------------------------------------------------------------------------------

              [ONE COURT SQUARE -- CITIBANK LOCATION MAP OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 25

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

--------------------------------------------------------------------------------
                          ONE COURT SQUARE -- CITIBANK
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                     GACC
 CUT-OFF DATE PRINCIPAL BALANCE(1)                                $290,000,000
 PERCENTAGE OF INITIAL MORTGAGE
  POOL BALANCE                                                            7.5%
 NUMBER OF MORTGAGE LOANS                                                    1
 LOAN PURPOSE                                                      Acquisition
 SPONSOR                                   Reckson Operating Partnership, L.P.
 OWNERSHIP INTEREST                                                 Fee Simple
 MORTGAGE RATE                                                         4.9050%
 ANTICIPATED REPAYMENT DATE                                   Sepember 1, 2015
 MATURITY DATE                                                     May 1, 2020
 AMORTIZATION TYPE                 Interest Only; Hyper Amortization after ARD
 INTEREST ONLY PERIOD (MOS.)                                               120
 ORIGINAL TERM / AMORTIZATION TERM                         120 / Interest Only
 REMAINING TERM / REMAINING
  AMORTIZATION TERM                                        118 / Interest Only
 LOCKBOX                              In-Place Hard, Springing Cash Management
 UP-FRONT RESERVES
   TAX / INSURANCE                                                     No / No
   LETTERS OF CREDIT(2)                                                    Yes
 ONGOING MONTHLY RESERVES
   TAX / INSURANCE                                                     No / No
   TI/LC(3)                                                          Springing
 ADDITIONAL FINANCING(4)                                                   Yes

                                             POOLED        WHOLE
                                            PORTION        LOAN
                                            -------        ----
 CUT-OFF DATE PRINCIPAL BALANCE(1)     $290,000,000        $315,000,000
 CUT-OFF DATE PRINCIPAL BALANCE/SF             $207                $225
 CUT-OFF DATE LTV RATIO                      61.70%              67.02%
 MATURITY DATE LTV RATIO                     61.70%              67.02%
 UW NCF DSCR                                  2.25x               2.07x
 LOAN SHADOW RATING MOODY'S/S&P(5)          Baa2/AA             Baa3/NR

(1)   The total financing amount of the One Court Square -- Citibank Whole Loan is $315,000,000 (the "One Court Square -- Citibank Whole Loan")
      consisting of a $290,000,000 pooled portion (the "One Court Square --
      Citibank Senior Portion") and a $25,000,000 non-pooled portion (the "One
      Court Square -- Citibank Junior Portion"). The One Court Square --
      Citibank Whole Loan will be included in the trust with the Junior Portion backing only the Class OCS Certificates (as such term is defined herein).

(2)   On or prior to each of September 1, 2013 and March 1, 2014, the borrower is required to provide two letters of credit, each in the amount of
      $10,000,000, as additional collateral for the One Court Square --
      Citibank Whole Loan. If the tenant does not exercise the right to surrender space prior to September 30, 2014, the lender is required to return the letters of credit to the borrower. If however, the tenant exercises the right to surrender space, a third letter of credit in the amount of $10,000,000 is required to be posted by September 2014 for a total of $30,000,000 of additional collateral for the One Court Square --
      Citibank Whole Loan.

(3)   Upon receipt of any required surrender fees by the borrower pursuant to the tenant's right to surrender space under the Citibank lease, the tenant is required to deposit such fees into the TI/LC account. The surrender fee is equal to one year's rent with a maximum of $6,300,000 for the first Surrender Option and $6,500,000 for the second Surrender
      Option (increase due to rent steps), less any costs and expenses for the installation of submeters, such amount, not to exceed $500,000.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                               1
 LOCATION                                                  Long Island City, NY
 PROPERTY TYPE                                                      Office, CBD
 SIZE (SF)                                                            1,401,609
 OCCUPANCY % AS OF NOVEMBER 1, 2005                                      100.0%
 YEAR BUILT / YEAR RENOVATED                                        1989 / 2002
 APPRAISED VALUE                                                   $470,000,000
 PROPERTY MANAGEMENT                                  Cushman & Wakefield, Inc.
 UW ECONOMIC OCCUPANCY %                                                 100.0%
 UW REVENUES                                                        $32,406,134
 UW EXPENSES                                                        $         0
 UW NET OPERATING INCOME (NOI)                                      $32,406,134
 UW NET CASH FLOW (NCF)                                             $32,406,134
--------------------------------------------------------------------------------

(4)   See "--Future Mezzanine or Subordinate Indebtedness" below.

(5)   Moody's and S&P have confirmed in accordance with their respective methodologies that the One Court Square -- Citibank Loan has credit characteristics consistent with that of an investment-grade rated obligation.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 26

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

--------------------------------------------------------------------------------
                          ONE COURT SQUARE -- CITIBANK
--------------------------------------------------------------------------------

                                                     TENANT SUMMARY

                                                        % OF NET                                    % OF
                          RATINGS        NET RENTABLE   RENTABLE                                   ACTUAL        DATE OF
    TENANT NAME      S&P/MOODY'S/FITCH     AREA (SF)      AREA      RENT PSF    ACTUAL RENT(1)      RENT     LEASE EXPIRATION
------------------- ------------------- -------------- ---------- ----------- ----------------- ----------- -----------------

 Citibank, N.A.       AA / Aa1 / AA+    1,401,609         100.0%    $ 21.70      $30,414,915       100.0%       05/11/20(2)
 OCCUPIED TOTAL                         1,401,609         100.0%    $ 21.70      $30,414,915
 Vacant Space                                               0.0%
                                        ---------         -----
 COLLATERAL TOTAL                       1,401,609         100.0%
                                        =========         =====

(1)   Base rent for the first year of the lease term.

(2)   In order to gain operating lease treatment, the tenant structured two options to surrender up to 280,326 square feet, as described below under
      "--The Property". Such surrenders may be done in full floor increments only and are subject to penalties.

                                                 LEASE ROLLOVER SCHEDULE

                           WTD. AVG. IN PLACE
            # OF LEASES      BASE RENT PSF      TOTAL SF   % OF TOTAL    CUMULATIVE %   % OF IN PLACE   CUMULATIVE % OF IN
    YEAR       ROLLING         ROLLING(1)       ROLLING    SF ROLLING   OF SF ROLLING    RENT ROLLING   PLACE RENT ROLLING
----------- ------------- ------------------- ----------- ------------ --------------- --------------- -------------------

    2020         1                $24.60      1,401,609      100.0%         100.0%          100.0%           100.0%
   TOTALS        1                            1,401,609      100.0%                         100.0%
                                              =========      =====                          =====

(1)   Represents the base rent rolling in 2020.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 27

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

--------------------------------------------------------------------------------
                          ONE COURT SQUARE -- CITIBANK
--------------------------------------------------------------------------------

o  THE LOAN. The subject mortgage loan (the "One Court Square -- Citibank Whole
   Loan") is secured by a first mortgage that encumbers a 50-story office building located in Long Island City, Queens, New York (the "One Court Square
   -- Citibank Property"). The One Court Square -- Citibank Whole Loan, with a principal balance as of the cut-off date of $315,000,000, will be divided into two components, a pooled component, with a principal balance as of the cut-off date of $290,000,000 (the "One Court Square -- Citibank Senior
   Portion") and a non-pooled component with a principal balance as of the cut-off date of $25,000,000 (the "One Court Square -- Citibank Junior
   Portion"). The One Court Square -- Citibank Senior Portion represents approximately 7.5% of the initial mortgage pool balance. S&P and Moody's have confirmed, in accordance with their respective methodologies, that the One
   Court Square -- Citibank Senior Portion has credit characteristics consistent with obligations rated "AA" and "Baa2", respectively.

   The One Court Square -- Citibank Whole Loan was originated by German American
   Capital Corporation on August 3, 2005 to facilitate Reckson's (as defined herein) $470,000,000 acquisition (including transaction costs) of the One
   Court Square -- Citibank Property from Citigroup (as defined herein). The One
   Court Square -- Citibank Whole Loan has a remaining term of 118 months through the anticipated repayment date occurring on September 1, 2015, with a maturity date of May 1, 2020. See "--Hyper-amortization" below. The One Court
   Square -- Citibank Whole Loan may be prepaid on or after the 117th monthly payment date, and permits defeasance beginning two years after the issue date of the series CD 2005-C1 certificates. The One Court Square -- Citibank Whole
   Loan provides for interest-only payments prior to the anticipated repayment date followed by a full cash flow sweep from the anticipated repayment date through the maturity date.

   The One Court Square -- Citibank Senior Portion will, along with the other mortgage loans being deposited in the trust for the series CD 2005-C1 certificates, back the CD 2005-C1 certificates. The One Court Square --
   Citibank Junior Portion will back one class of certificates (the "Class OCS
   Certificates") that will evidence beneficial ownership interests solely in the One Court Square -- Citibank Junior Portion of The One Court Square --
   Citibank Whole Loan. The One Court Square -- Citibank Junior Portion will not be pooled with the other mortgage loans backing the series CD 2005-C1 certificates and will be subordinate to the One Court Square -- Citibank
   Senior Portion.

   The Class OCS Certificates will be entitled solely to payments and other collections in respect of the One Court Square -- Citibank Junior Portion of
   The One Court Square -- Citibank Whole Loan. The One Court Square -- Citibank
   Senior Portion and the One Court Square -- Citibank Junior Portion will be serviced pursuant to the terms of the Pooling and Servicing Agreement entered into in connection with the issuance of the series CD 2005-C1 certificates, as described in the preliminary prospectus supplement.

o  THE BORROWER. The borrower, Reckson Court Square, LLC, a Delaware limited liability company, is a single-purpose entity structured to be bankruptcy remote. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the One Court Square -- Citibank Whole
   Loan. The sponsor of the borrower is Reckson Operating Partnership, L.P.
   ("Reckson"), which is the operating partnership for Reckson Associates Realty
   Corp. ("Reckson REIT") (NYSE: RA). For over 45 years, Reckson has engaged in the business of owning, developing, acquiring, constructing and managing properties in the New York City/tri-state area. Reckson REIT is rated "BBB-"
   by S&P and Fitch and "Ba2" by Moody's. As of October 13, 2005, Reckson had a
   market capitalization of approximately $2.67 billion. Reckson REIT owns 90 properties (approximately 16 million square feet of space) in the New York tri-state area, including 17 Class "A" office buildings in the tri-state area, making Reckson REIT one of the largest owners and operators of Class
   "A" office properties in the tri-state area.

o  THE PROPERTY. The One Court Square -- Citibank Property is a Class "A" office complex comprised of a 50-story tower and two low-rise buildings connected via a glass rotunda and bridge with landscaped plaza. The One Court Square --
   Citibank Property contains in the aggregate approximately 1,401,609 square feet of net rentable area situated on approximately 1.88 acres. The One Court
   Square -- Citibank Property is currently 100% occupied by Citibank, N.A.
   ("Citibank") pursuant to a triple-net lease. The One Court Square -- Citibank
   Property was built-to-suit for Citibank and has been fully-occupied by
   Citibank since the building's construction in 1989 and was most recently renovated in 2005. Citibank is currently renovating its space at a rate of approximately 3 floors per year. The One Court Square -- Citibank Property has a multi-level lobby of white marble, tinted glass, and black terrazzo flooring. The One Court Square -- Citibank Property contains many amenities including a fitness center and dining services. In addition, an ATM, florist, newsstand, gourmet coffee stand, and a branch of the Queens Public Library are on-site.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 28

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

--------------------------------------------------------------------------------
                          ONE COURT SQUARE -- CITIBANK
--------------------------------------------------------------------------------

   Citibank, N.A. (S&P "AA" / Moody's "Aa1" / Fitch "AA+") is the consumer and corporate banking arm of Citigroup, Inc. ("Citigroup") (NYSE: C). Citigroup,
   headquartered in New York City, is the largest financial services holding company in the world, providing a range of financial services to consumer and corporate customers around the globe. Citibank has operations in more than 40 countries and over 1,400 offices, more than half of which are in the United
   States. Citibank offers banking services to consumers and small businesses, offering deposits and loans, and utilizing Citigroup's range of financial services, by offering insurance and investment products. The credit card unit of Citibank is one of the largest users of space in the One Court Square --
   Citibank Property.

   The One Court Square -- Citibank Property is located in Long Island City,
   Queens, New York, and is conveniently located just one subway stop
   (approximately three minutes) from Citibank's East 53rd Street Midtown
   Manhattan campus (which includes 399 Park Avenue, Citigroup Center (601
   Lexington Avenue), and 875 Lexington Avenue). New York City's (E), (G), (V)
   trains each stop in the subway station located below the One Court Square --
   Citibank Property. Access to the elevated (7) train is one block from the One
   Court Square -- Citibank Property and the elevated (N), (W) trains are also within a few blocks of the One Court Square -- Citibank Property. These subway trains along with the nearby Queensborough Bridge and Long Island
   Railroad's Hunters Point Avenue Station provide excellent access to the entire New York metropolitan area from the One Court Square -- Citibank
   Property. Access to Grand Central Station, Penn Station, and the Port
   Authority Bus Terminal is available without transferring trains via the subway lines listed above from the One Court Square -- Citibank Property.

   Citibank's lease expires on May 11, 2020, and has five, 5-year extension options. The current rent payable under the Citibank lease is $21.70 per square foot with rent steps of approximately 1% per annum resulting in a rental rate of $24.60 per square foot during the final year of the initial lease term. The rent payable during each extension option is equal to 95% of the then existing fair market rent. Citibank, upon 15 months prior written notice, has two options to surrender (each, a "Surrender Option") portions of its space consisting of two or more floors on or above the 6th floor of the
   One Court Square -- Citibank Property (the "Surrender Space"). Each Surrender
   Space may not exceed 280,326 square feet in the aggregate, however, each
   Surrender Option is independent of the other, consequently, Citibank could surrender up to 560,652 square feet of its space. If Citibank exercises a
   Surrender Option, Citibank is required to pay the borrower an amount equal to
   (a) no less than $6,300,000 for Citibank's exercise of the first Surrender
   Option and $6,500,000 for Citibank's exercise of the second Surrender Option, less (b) any costs and expenses for the installation of submeters, such amount not to exceed $500,000. The Surrender Option proceeds are required to be deposited into a tenant improvement and leasing commission reserve account that is collaterally assigned to lender. As additional collateral related to the Surrender Options, Reckson is required to post three letters of credit each in the amount of $10 million. The first $10 million letter of credit is required to be posted by September of 2013, the second $10 million letter of credit is required to be posted by March of 2014 and if a Surrender Option has been exercised, Reckson is required to post the third $10 million letter of credit by September of 2014. All letters of credit will be returned to the borrower if (i) no Surrender Option has been exercised by September 30, 2014 or (ii) a Surrender Option has been exercised and the cash flow is equal to the cash flow that would have existed if Citibank had not exercised its
   Surrender Option.

   In July 2005, Citigroup announced its intent to develop a new $200,000,000,
   14-story, 475,000 square foot office tower across the street from the One
   Court Square -- Citibank Property. This new development is to be known as
   "Two Court Square". Citibank plans to relocate 1,500 employees from their
   Manhattan offices to Two Court Square. Once Two Court Square is constructed,
   Citibank will have a campus setting one subway stop from its midtown headquarters. In addition to constructing Two Court Square, Citigroup will fund an upgrade of the local subway connection to accommodate the influx of new jobs, installing an escalator connecting the G and Number 7 lines.

o  LOCK BOX ACCOUNT. All rents are required to be deposited into a lockbox and then swept daily to an account designated by the borrower. Upon the occurrence and during the continuance of a "reserve event", funds in the lockbox will be transferred to the cash collateral account and applied pursuant to the cash management agreement. A "reserve event" means the occurrence of (i) an event of default, as such term is defined in the One
   Court Square -- Citibank Whole Loan documents or (ii) the date after
   September 1, 2015.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 29

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

--------------------------------------------------------------------------------
                          ONE COURT SQUARE -- CITIBANK
--------------------------------------------------------------------------------

o  HYPER-AMORTIZATION. Commencing on the anticipated repayment date of September
   1, 2015, if the One Court Square -- Citibank Whole Loan is not paid in full, the One Court Square -- Citibank Whole Loan enters into a hyper-amortization period through May 1, 2020. From and after the anticipated repayment date, the interest rate applicable to the One Court Square -- Citibank Whole Loan will increase to 2% over the greater of (a) 4.905% and (b) the yield calculated by linear interpolation (rounded to the nearest one-thousandth of one percent) of the yields of non-callable United States Treasury obligations with a 10-year term from such payment date, as determined by the lender. From and after the anticipated repayment date, (i) all excess cash flow is required to be swept into a lender controlled account and (ii) any and all letters of credit may be used to partially prepay the outstanding principal balance of the One Court Square -- Citibank Whole Loan.

o  MANAGEMENT. Cushman & Wakefield, Inc. ("Cushman") is the property manager for the One Court Square -- Citibank Property. Cushman is one of the largest property managers in the country and is the facilities managing agent for more than 100 million square feet of retail and office space in the United
   States.

o  FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Holder(s) of the direct or indirect interests in the borrower are permitted to incur mezzanine debt, subject to certain conditions in the loan documents that include, but are not limited to: (i) the execution of an intercreditor agreement acceptable to lender and the rating agencies and (ii) rating agency confirmation.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 30

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 31

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

--------------------------------------------------------------------------------
                                  YAHOO! CENTER
--------------------------------------------------------------------------------

                        [YAHOO! CENTER PICTURES OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 32

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

--------------------------------------------------------------------------------
                                  YAHOO! CENTER
-------------------------------------------------------------------------------

                      [YAHOO! CENTER LOCATION MAP OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 33

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

--------------------------------------------------------------------------------
                                 YAHOO! CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                     GACC
 CUT-OFF DATE PRINCIPAL BALANCE                                   $250,000,000
 PERCENTAGE OF INITIAL MORTGAGE
  POOL BALANCE                                                            6.4%
 NUMBER OF MORTGAGE LOANS                                                    1
 LOAN PURPOSE                                                      Acquisition
 SPONSOR                                 EOP Operating Limited Partnership and
                                                Teachers Insurance and Annuity
                                                        Association of America
 OWNERSHIP INTEREST                                                 Fee Simple
 MORTGAGE RATE                                                         5.2740%
 MATURITY DATE                                                 October 1, 2015
 AMORTIZATION TYPE                                               Interest Only
 INTEREST ONLY PERIOD (MOS.)                                               120
 ORIGINAL TERM / AMORTIZATION TERM                         120 / Interest Only
 REMAINING TERM / REMAINING
  AMORTIZATION TERM                                        119 / Interest Only
 LOCKBOX                              In-Place Hard, Springing Cash Management

 UP-FRONT RESERVES
   TAX / INSURANCE                                                     No / No

 ONGOING MONTHLY RESERVES(2)
   TAX / INSURANCE                                                   Springing
   REPLACEMENT                                                       Springing
   TI/LC                                                             Springing

 ADDITIONAL FINANCING                                                       No

 CUT-OFF DATE PRINCIPAL BALANCE                                   $250,000,000
 CUT-OFF DATE PRINCIPAL BALANCE/SF                                        $232
 CUT-OFF DATE LTV RATIO                                                 46.30%
 MATURITY DATE LTV RATIO                                                46.30%
 UW NCF DSCR                                                             2.44x
 LOAN SHADOW RATING (MOODY'S / S&P)(1)                             Baa3 / BBB-
--------------------------------------------------------------------------------

(1)   Moody's and S&P have confirmed in accordance with their respective methodologies that the Yahoo! Center Loan has credit characteristics consistent with that of an investment-grade rated obligation.

(2)   Upon the occurrence of a "Lockbox Event" (defined as such time that the debt service coverage ratio for the preceding quarter falls below 1.10x or an event of default occurs), the borrower will be required to make monthly deposits into the tax insurance reserve accounts in an amount as determined by the lender, monthly deposits in an amount equal to $25,133 into the capital expenditure reserve account and monthly deposits in an amount equal to $85,814 into the monthly tenant improvement and leasing reserve account.

--------------------------------------------------------------------------------
                             PROPERTY INFORMATION
--------------------------------------------------------------------------------
 LOCATION                                                     Santa Monica, CA
 NUMBER OF MORTGAGED PROPERTIES                                              1
 PROPERTY TYPE                                                Office, Suburban
 SIZE (SF)                                                           1,076,070
 OCCUPANCY % AS OF SEPTEMBER 1, 2005                                     98.3%
 YEAR BUILT / YEAR RENOVATED                                       1984 / 1991
 APPRAISED VALUE                                                  $540,000,000
 PROPERTY MANAGEMENT                         Equity Office Management, L.L.C.,
                                                            (an EOP affiliate)
 UW ECONOMIC OCCUPANCY %                                                95.50%
 UW REVENUES                                                       $49,099,728
 UW EXPENSES                                                       $15,171,247
 UW NET OPERATING INCOME (NOI)                                     $33,928,481
 UW NET CASH FLOW (NCF)                                            $32,591,144
--------------------------------------------------------------------------------

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 34

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

--------------------------------------------------------------------------------
                                  YAHOO! CENTER
--------------------------------------------------------------------------------

                                                         TENANT SUMMARY
                                                                        % OF NET                              % OF
                                         RATINGS         NET RENTABLE   RENTABLE                             ACTUAL   DATE OF LEASE
           TENANT NAME            S&P/MOODY'S/FITCH(1)     AREA (SF)      AREA      RENT PSF   ACTUAL RENT    RENT     EXPIRATION
-------------------------------- ---------------------- -------------- ----------  ---------- ------------- -------- --------------

 Symantec Corporation(2)             NR / NR / NR            242,909       22.6%   $ 25.80     $ 6,266,186     19.3%    10/31/07
 Yahoo! Inc.(2)                      BBB- / NR / NR          151,855       14.1%   $ 35.77     $ 5,431,224     16.7%    Various
 Rubin Postaer Associates            NR / NR / NR            125,148       11.6%   $ 36.16     $ 4,525,391     13.9%    12/31/10
 Home Box Office, Inc.            BBB+ / Baa1 / BBB+         119,265       11.1%   $ 25.81     $ 3,077,865      9.5%    6/30/19
 Metro-Goldwyn-Mayer Studio(2)       A- / A1 / NR             99,909        9.3%   $ 36.78     $ 3,675,044     11.3%    12/31/09
 Top 5 Tenants                                               739,086       68.7%   $ 31.09     $22,975,710     70.8%    Various
 Non-major Tenants                                           319,148       29.7%   $ 29.70     $ 9,479,501     29.2%    Various
                                                             -------      -----    -------     -----------    -----
 Occupied Total                                            1,058,234       98.3%   $ 30.67     $32,455,211    100.0%
 Vacant Space                                                 17,836        1.7%
                                                           ---------      -----
 COLLATERAL TOTAL                                          1,076,070      100.0%
                                                           =========      =====

(1)   Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)   Yahoo! Inc. currently occupies 151,855 sq. ft. (including 46,513 square feet of space it is subleasing from Metro-Goldwyn-Mayer Studio ("MGM")
      with an obligation to take an additional 221,963 square feet of space by
      February 2008. Additionally, Yahoo! will soon occupy the remaining 99,909 square feet of space it is subleasing from MGM. The 440,797 total square feet of space does not include the 32,930 of current Yahoo! space which expires in March 2007.

--------------------------------------------------------------------------------
                             YAHOO! LEASE ANALYSIS:
--------------------------------------------------------------------------------
                                                               YAHOO! LEASE
  CURRENT YAHOO! SPACE:    SQUARE FEET                          EXPIRATION
  ---------------------    -----------                          ----------

  DIRECT LEASE               32,930                             March 2007
                             46,513                           December 2009
                             72,412                            August 2015
                             ------
                            151,855

  SUBLEASE (FROM MGM):       99,909                           December 2009

  FUTURE YAHOO! MUST TAKE SPACE:
  ------------------------------
                                                               YAHOO! LEASE
  CURRENT TENANT           SQUARE FEET     MUST TAKE DATE       EXPIRATION
  ----------------------   -------------   ----------------   --------------
  Rysher                    61,279          October 2006       August 2015
  Edmunds.com               23,268          October 2006       August 2015
  Danjaq                     2,226          February 2007      August 2015
  Symantec Corporation     135,190          October 2007       August 2015
                           --------
                           321,872
  TOTAL SPACE:             440,797

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 35

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

--------------------------------------------------------------------------------
                                 YAHOO! CENTER
--------------------------------------------------------------------------------

                                                  LEASE ROLLOVER SCHEDULE(1)

                              WTD. AVG. IN PLACE
                # OF LEASES     BASE RENT PSF      TOTAL SF    % OF TOTAL    CUMULATIVE %   % OF IN PLACE   CUMULATIVE % OF IN
     YEAR         ROLLING          ROLLING          ROLLING    SF ROLLING   OF SF ROLLING    RENT ROLLING   PLACE RENT ROLLING
-------------- ------------- ------------------- ------------ ------------ --------------- --------------- -------------------

     2005            13            $ 28.24           44,350        4.12%         4.12%            3.54%             3.54%
     2006             9            $ 34.04           22,665        2.11%         6.23%            2.18%             5.72%
     2007            20            $ 27.98          185,052       17.20%        23.42%           14.63%            20.35%
     2008             4            $ 37.04           38,553        3.58%        27.01%            4.04%            24.38%
     2009            12            $ 36.45          166,561       15.48%        42.49%           17.15%            41.54%
     2010             5            $ 36.05          135,383       12.58%        55.07%           13.79%            55.33%
     2011             2            $ 29.27           52,342        4.86%        59.93%            4.33%            59.66%
     2012             1            $ 30.37              832        0.08%        60.01%            0.07%            59.73%
     2013             0            $  0.00                0        0.00%        60.01%            0.00%            59.73%
     2014             1            $ 25.20              745        0.07%        60.08%            0.05%            59.78%
     2015            14            $ 39.04          294,375       27.36%        87.43%           32.47%            92.25%
     2016             0            $  0.00                0        0.00%        87.43%            0.00%            92.25%
     2017             0            $  0.00                0        0.00%        87.43%            0.00%            92.25%
  Thereafter          6            $ 23.37          117,376       10.91%        98.34%            7.75%           100.00%
-------              --                             -------       -----                         ------
     TOTAL           87                           1,058,234       98.34%                        100.00%
                                                  =========       =====                         ======

(1)   Under the terms of its current lease, Yahoo!'s obligation to take 221,963 square feet of space that expires as of February 2008 requires new leases with August 31, 2015 expirations dates and new rent terms. The lease rollover schedule reflects the new lease terms upon commencement and occupancy of this space.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 36

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                                  CD 2005-C1

--------------------------------------------------------------------------------
                                 YAHOO! CENTER
--------------------------------------------------------------------------------

  o THE LOAN. The subject mortgage loan (the "Yahoo! Center Loan") is secured by a first mortgage that encumbers a 15-acre six-building, 1,076,070 million square foot, class "A" office complex located in Santa Monica,
    California (the "Yahoo! Center Property"). The Yahoo! Center Loan has a
    cut-off date principal balance of $250,000,000. The Yahoo! Center Loan is acquisition financing and represents approximately 6.4% of the initial mortgage pool balance. S&P and Moody's have confirmed, in accordance with their respective methodologies, that the Yahoo! Center Mortgage Loan has credit characteristics consistent with obligations rated "BBB-" and
    "Baa3," respectively. The Yahoo! Center Loan was originated by German
    American Capital Corporation on September 9, 2005 and provides for interest-only payments for the term of the Yahoo! Center Loan. The Yahoo!
    Center Loan has a remaining term of 119 months and matures on October 1,
    2015. The Yahoo! Center Loan may be prepaid without penalty on or after the
    117th month of its term, and permits defeasance beginning two years after the issue date for the series CD 2005-C1 certificates.

  o THE BORROWER. The borrower, CA-Colorado Center, L.L.C., a Delaware limited liability corporation, is a special purpose bankruptcy remote entity.
    Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Yahoo! Center Loan. The sponsors of the borrower are EOP Operating Limited Partnership, a Delaware limited partnership ("EOP") and Teachers Insurance and Annuity Association of
    America, a New York corporation ("TIAA").

    EOP, headquartered in Chicago, Illinois, is the operating partnership for
    Equity Office Properties Trust ("EOP Trust") which is rated "Baa3" by
    Moody's and "BBB+" by S&P. EOP Trust is the nation's largest real estate investment trust. As of May 16, 2005, EOP owned approximately 678 office properties comprising approximately 123.6 million square feet of rentable office space in 18 states and the District of Columbia. As of June 30,
    2005, EOP Trust (NYSE: EOP) had a trailing 12 month EBITDA of $2 billion, and $616 million of cash equity. EOP Trust was the first real estate company to be named to the S&P 500, and has a market capitalization of
    $12.43B. TIAA and its companion organization CREF, the College Retirement
    Equities Fund, form one of the largest private pension funds in the United
    States with more than $325 billion in assets under management. TIAA-CREF, headquartered in New York City, is also the largest institutional real estate investor in the nation, with a global portfolio of direct or indirect investments of $50 billion. TIAA is rated "AAA" by S&P and Fitch,
    "Aaa" by Moody's, and "A++" by A.M. Best Company.

    THE PROPERTY. The Yahoo! Center Property is Santa Monica's largest Class "A"
    office campus, encompassing an entire city block on Colorado Avenue between
    26th Street and Cloverfield Boulevard. The Yahoo! Center Property is located in the center of Santa Monica's "Professional and Entertainment" or "Media
    District" within Los Angeles' largest submarket, the "Westside", and is just north of the Santa Monica Freeway (I-10) and two miles from the Pacific ocean. The Yahoo! Center Property benefits from easy access to the I-405
    Freeway, Santa Monica Airport, LAX and public transportation. Based on the
    2004 acquisition cost of $453,000,000, the sponsors have approximately
    $203,000,000 of hard cash equity in the Yahoo! Center Property.

    The Yahoo! Center Property features six low-rise office buildings, which, in the aggregate, comprise approximately 1,076,070 square feet of rentable space situated on approximately 15-acres of land with a fully landscaped network of walkways, fountains, plazas and seating areas. The Yahoo!
    Center Property was constructed in stages from 1984 through 1991 and was originally known as MGM Plaza, previously serving as Metro-Goldwyn-Mayer
    Studio's ("MGM") corporate headquarters. Parking is provided in a
    2,980-space three-level subterranean parking garage for an overall parking ratio of approximately 2.77 spaces per 1,000 square feet. In 2004, Tishman
    Speyer, the previous owner, completed a $23.4 million renovation and base building capital improvement program.

    The Yahoo! Center Property includes large and flexible floor plates, city and mountain views and significant on-site amenities, including, but not limited to, basketball, racquetball, tennis and squash courts, a 20,000 square foot health and fitness center, a pool, specialty retail shops, a food court with outside seating areas, and a 3.5-acre public park. As of
    September 2005, the occupancy rate for the Yahoo! Center Property was approximately 98%.

    Yahoo! Inc. ("Yahoo!"), the largest tenant, currently occupies 151,855 square feet under leases that expires as follows: 32,930 square feet, in
    March 2007; 46,513 square feet, in December 2009; and the remaining space, in August 2015. Yahoo! is

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 37

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                                  CD 2005-C1

--------------------------------------------------------------------------------
                                  YAHOO! CENTER
--------------------------------------------------------------------------------

    obligated to take an additional 221,963 square feet in stages, the last portion to be leased by Yahoo! by February 1, 2008 at which time Yahoo!
    will occupy a total of 440,797 square feet, or approximately 41% of the net rentable area of the Yahoo! Center Property. Yahoo! is a leading global internet brand and one of the most trafficked internet destinations in the world. Yahoo!'s offerings to users and businesses fall into three categories: search and marketplace; information and content and communications and consumer services. As of September 2005, Yahoo! was rated "BBB-" by S&P. Yahoo! (NASDAQ: YHOO) was, as of October 5, 2005,
    valued at approximately $47.19 billion and on a trailing-twelve month period ending June of 2005, had annual revenues of approximately $4.41 billion. Yahoo! intends to utilize the Yahoo! Center Property as the headquarters for growing its content division.

    The second largest tenant is Symantec Corporation ("Symantec") which occupies approximately 242,909 square feet, or 22.6% of the net rentable area of the Yahoo! Center Property. Symantec is the world leader in providing solutions to help individuals and enterprises assure the security, availability, and integrity of their information. Solutions include anti-virus protection, e-mail filtering and mobile code detection technologies via Symantec's Norton Anti-Virus/Internet line of software.
    Headquartered in Cupertino, California, Symantec has operations in more than 40 countries. Symantec (NASDAQ: SYMC) was, as of October 5, 2005,
    valued at approximately $26.46 billion and on a trailing twelve month period ending June of 2005, had annual revenues of approximately $2.73 billion. The Symantec lease expires in October 2007, however, Yahoo! has an obligation to lease 135,190 square feet of the Symantec space upon expiration of the Symantec lease.

    The third largest tenant is Rubin Postaer & Associates ("RPA"), which occupies approximately 125,148 square feet, or 11.6% of the net rentable area of the Yahoo! Center Property. RPA is one of the largest private advertising companies on the west coast. The RPA lease expires in December
    2010.

    The fourth largest tenant is Home Box Office, Inc. ("HBO"), a unit of Time
    Warner, Inc., which occupies approximately 119,265 square feet, or 11.1%
    of the net rentable area of the Yahoo! Center Property. HBO is one of the premier providers of pay-television in the United States. As of September
    2005, Time Warner, Inc. was rated "Baa1" by Moody's, "BBB+" by S&P and
    "BBB+" by Fitch. Time Warner, Inc. was, as of October 5, 2005, valued at approximately $84.49 billion and on a trailing-twelve month period ending
    June of 2005 has annual revenues of approximately $42.27 billion. The HBO lease expires in January 2010.

    The fifth largest tenant is MGM, which leases approximately 99,909 square feet, or 9.3% of the net rentable area of the Yahoo! Center Property. MGM has the primary responsibility for running MGM Pictures and United
    Artists. In 2005, Kirk Kerkorian sold MGM to a consortium of investors led by Sony Corporation of America ("Sony"). As of September 2005, Sony was
    rated "A1" by Moody's and "A-" by S&P. Sony was, as of October 5, 2005,
    valued at approximately $33.46 billion and on a trailing 12 month period ending June of 2005, has annual revenues of approximately $62.24 billion.
    The MGM lease expires in December 2009. Yahoo will soon occupy this space it is subleasing from MGM.

  o LOCK BOX ACCOUNT. All rents are required to be deposited into a lockbox and then swept daily to an account designated and controlled by the borrower.
    Upon the occurrence and during the continuance of a "lockbox event," funds in the lockbox will be transferred to the cash collateral account and applied pursuant to the cash management agreement. A "lockbox event" means the occurrence of (i) an event of default, as such term is defined in the
    Yahoo! Center Loan documents or (ii) the date on which the debt service coverage ratio on a trailing 12 month basis is less than 1.10x.

  o MANAGEMENT. Equity Office Management, L.L.C, an affiliate of EOP, is the property manager for the Yahoo! Center Property. Equity Office Management
    manages approximately 123.6 million square feet of primarily Class "A"
    office space in approximately 700 buildings in 28 major metropolitan areas across the United States.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 38

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 39

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

-------------------------------------------------------------------------------
                                   MAINE MALL
-------------------------------------------------------------------------------

                         [MAINE MALL PICTURES OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 40

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

-------------------------------------------------------------------------------
                                   MAINE MALL
-------------------------------------------------------------------------------

                        [MAINE MALL LOCATION MAP OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 41

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

--------------------------------------------------------------------------------
                                  MAINE MALL(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                        CGM
 CUT-OFF DATE PRINCIPAL BALANCE                                     $150,000,000
 PERCENTAGE OF INITIAL MORTGAGE POOL
  BALANCE                                                                   3.9%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                          Refinance
 SPONSOR                                                 GGP Limited Partnership
 OWNERSHIP INTEREST                                                   Fee Simple
 MORTGAGE RATE                                                           4.8355%
 MATURITY DATE                                                     June 11, 2010
 AMORTIZATION TYPE                                                       Balloon
 ORIGINAL TERM / AMORTIZATION TERM                                      55 / 355
 REMAINING TERM / REMAINING
  AMORTIZATION TERM                                                     55 / 355
 LOCKBOX                                In-Place Hard, Springing Cash Management
 UP-FRONT RESERVES
  TAX / INSURANCE                                                        No / No
 ONGOING MONTHLY RESERVES(2)
  TAX / INSURANCE                                                      Springing
  REPLACEMENT                                                          Springing
  TI/LC                                                                Springing
 ADDITIONAL FINANCING(3)                                                     Yes

                                        MORTGAGE LOAN(4)     LOAN COMBINATION(5)
                                      --------------------   -------------------
 CUT-OFF DATE PRINCIPAL BALANCE           $150,000,000         $228,657,190
 CUT-OFF DATE PRINCIPAL BALANCE/SF                $275                 $420
 CUT-OFF DATE LTV RATIO                         44.38%                67.65
 MATURITY DATE LTV RATIO                        41.07%               62.60%
 UW NCF DSCR                                     1.82x                1.20x
 LOAN SHADOW RATING
 MOODY'S/S&P(6)                               Baa2/BBB
--------------------------------------------------------------------------------

(1)   The Maine Mall Loan is part of a "loan combination" consisting of three
      (3) mortgage loans made to the same borrower and secured by the same mortgage lien: (a) the Maine Mall Loan, which has a cut-off date principal balance of $150,000,000 and will be included in the trust fund;
      and (b) two generally subordinate Maine Mall Non-Trust Loans, which have an aggregate cut-off date principal balance of $78,657,190 and will not be included in the trust fund.

(2)   Upon the occurrence and during the continuance of the trigger event with respect to the Maine Mall Loan, the borrower must pay to lender on each monthly payment date (a) one-twelfth of the taxes and insurance that lender reasonably estimates will be payable during the next following twelve months, (b) $10,501 ($0.23/SF/Year), up to a maximum of $126,012
      (one year of collections) for replacement reserves and (c) $34,738
      ($0.77/SF/Year), up to a maximum of $416,856 (one year of collections)
      for tenant improvements and leasing commissions. A "trigger event" means the occurrence of (i) an event of default under the Maine Mall Loan or
      (ii) the date on which the debt service coverage ratio (based on the
      Maine Mall Loan, the Maine Mall Non-Trust Loans and any permitted mezzanine debt) for the preceding twelve (12) consecutive months is less than 1.15x. A trigger event will continue until the applicable event of default is cured or waived or until the date on which the debt service coverage equals or exceeds 1.15x for twelve (12) consecutive months.

(3)   See "-- Mezzanine Debt" and "-- Additional Debt" below.

(4)   Calculated based on the Maine Mall Loan only.

(5)   Calculated based on the aggregate of the Maine Mall Loan and the Maine
      Mall Non-Trust Loans.

(6)   Moody's and S&P have confirmed, in accordance with their respective methodologies that the Maine Mall Loan has the credit characteristics consistent with that of an investment-grade rated obligation.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                           Portland, ME
 PROPERTY TYPE                                             Retail, Regional Mall
 SIZE (SF)(7)                                                            544,578
 OCCUPANCY % AS OF MAY 31, 2005(7)                                         92.6%
 YEAR BUILT / YEAR RENOVATED                                         1971 / 1994
 APPRAISED VALUE                                                    $338,000,000
 PROPERTY MANAGEMENT                             General Growth Management, Inc.
 UW ECONOMIC OCCUPANCY %                                                   95.4%
 UW REVENUES                                                         $24,987,185
 UW EXPENSES                                                          $7,145,202
 UW NET OPERATING INCOME (NOI)                                       $17,841,984
 UW NET CASH FLOW (NCF)                                              $17,391,992
--------------------------------------------------------------------------------

(7)   Does not reflect the square footage of space held by tenants under a ground lease.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 42

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                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

--------------------------------------------------------------------------------
                                   MAINE MALL
--------------------------------------------------------------------------------

                                                        TENANT SUMMARY(1)

                                                                     % OF NET                              % OF
                                      RATINGS         NET RENTABLE   RENTABLE                             ACTUAL    DATE OF LEASE
         TENANT NAME           S&P/MOODY'S/FITCH(2)     AREA (SF)      AREA     RENT PSF   ACTUAL RENT     RENT      EXPIRATION
----------------------------- ---------------------- -------------- ---------- ---------- ------------- ---------- --------------

 Anchor Owned
 Macy's                             BBB/Baa1/NR                         SHADOW ANCHOR - NOT PART OF COLLATERAL
 Sears                              BB+/Ba1/BB                          SHADOW ANCHOR - NOT PART OF COLLATERAL
 Anchor Tenants
 Filene's (Ground Lease)            BBB/Baa1/NR          125,000        16.5%   $  0.80    $   100,000       0.7%     07/31/13
 J.C. Penney (Ground Lease)         BB+/Ba1/BB+           85,898        11.4%   $  1.57    $   135,000       0.9%     07/31/13
 Best Buy                          BBB/Baa3/BBB           45,793         6.1%   $ 19.00    $   870,072       5.9%     01/31/14
 Sports Authority                    NR/NR/NR             43,326         5.7%   $ 13.45    $   582,852       3.9%     06/30/07
 Filene's Home                      BBB/Baa1/NR           40,873         5.4%   $ 13.50    $   551,786       3.7%     10/31/06
 Linens N' Things                    NR/NR/NR             40,280         5.3%   $ 10.00    $   402,804       2.7%     01/31/15
                                                     -----------       -----    -------    -----------     -----
 Total Anchor Tenants                                    381,170        50.5%   $  6.93    $ 2,642,513      17.8%
 Gap/Gap Kids                     BBB-/Baa3/BBB-          16,169         2.1%   $ 37.34    $   603,756       4.1%     01/31/11
 Abercrombie & Fitch                 NR/NR/NR             10,525         1.4%   $ 25.00    $   263,124       1.8%     01/31/09
 Chuck E. Cheese                     NR/NR/NR             10,000         1.3%   $ 18.00    $   180,000       1.2%     12/31/12
 Pottery Barn                        NR/NR/NR              9,999         1.3%   $ 25.00    $   249,972       1.7%     01/31/15
 Vinny T's of Boston                 NR/NR/NR              9,967         1.3%   $ 18.42    $   183,600       1.2%     01/31/14
                                                     -----------       -----    -------    -----------     -----
 Top 5 In-Line Tenants                                    56,660         7.5%   $ 26.13    $ 1,480,452      10.0%
 Non-major Tenants                                       277,538        36.7%   $ 38.64    $10,724,832      72.2%
                                                     -----------       -----    -------    -----------     -----
 Occupied Total                                          715,368        94.7%   $ 20.76    $14,847,798     100.0%
 Vacant Space                                             40,108         5.3%
                                                     -----------       -----
 COLLATERAL TOTAL                                        755,476       100.0%
                                                     ===========       =====

                                               LEASE ROLLOVER SCHEDULE(1)

                           WTD. AVG. IN PLACE
             # OF LEASES     BASE RENT PSF     TOTAL SF   % OF TOTAL    CUMULATIVE %   % OF IN PLACE   CUMULATIVE % OF IN
    YEAR       ROLLING          ROLLING         ROLLING   SF ROLLING   OF SF ROLLING    RENT ROLLING   PLACE RENT ROLLING
----------- ------------- ------------------- ---------- ------------ --------------- --------------- -------------------

    2005           2            $ 26.22          9,739        1.3%           1.3%            1.7%              1.7%
    2006          17            $ 24.88         84,041       11.1%          12.4%           14.1%             15.8%
    2007           9            $ 22.23         63,061        8.3%          20.8%            9.4%             25.2%
    2008           6            $ 36.04         10,664        1.4%          22.2%            2.6%             27.8%
    2009          13            $ 31.02         46,640        6.2%          28.3%            9.7%             37.6%
    2010          16            $ 41.33         29,851        4.0%          32.3%            8.3%             45.9%
    2011          10            $ 34.92         39,112        5.2%          37.5%            9.2%             55.1%
    2012          17            $ 39.22         54,363        7.2%          44.7%           14.4%             69.4%
    2013          10            $  3.98        227,314       30.1%          74.8%            6.1%             75.5%
    2014           5            $ 21.60         65,600        8.7%          83.4%            9.5%             85.1%
    2015          10            $ 23.03         81,641       10.8%          94.2%           12.7%             97.7%
                  --                           -------       ----                           ----
   TOTALS        115                           712,026       94.2%                          97.7%
                                               =======       ====                           ====

(1)   Calculated using 755,476 square feet, which includes tenants that occupy space pursuant to ground leases.

(2)   Certain ratings are those of the parent whether or not the parent guarantees the lease.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 43

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

--------------------------------------------------------------------------------
                                   MAINE MALL
--------------------------------------------------------------------------------

o THE LOAN. The subject mortgage loan (the "Maine Mall Loan") is secured by a first mortgage encumbering certain of the anchor space and in-line tenant space at a regional mall located in Portland, Maine (the "Maine Mall
  Property"). The Maine Mall Loan has a cut-off date principal balance of
  $150,000,000 and represents approximately 3.9% of the initial mortgage pool balance. The Maine Mall Loan was originated on June 9, 2005 and is part of a loan combination consisting of three (3) mortgage loans with an aggregate principal amount of $228,657,190, two of which are in the principal amounts of $41,527,238 and $37,129,952 and will not be included in the trust. The
  Maine Mall non-trust loans are generally subordinate in right of payment to the Maine Mall Loan.

  The Maine Mall Loan has a remaining term of 55 months and matures on June
  11, 2010. The Maine Mall Loan may be prepaid on or after December 11, 2009, and permits defeasance with United States government obligations beginning 2 years after the issue date for the series CD 2005-C1 certificates.

o THE BORROWER. The borrower is GGP-Maine Mall L.L.C. a special purpose entity structured to be bankruptcy remote. The sponsor of the borrower is GGP
  Limited Partnership. The majority of GGP Limited Partnership is owned by
  General Growth Properties, Inc. ("GGP"), a publicly traded real estate investment trust ("REIT") (NYSE:GGP). GGP and its predecessor companies have been in the shopping center business as a buyer, seller, developer, and manager of real estate since 1954. As one of the largest regional mall REITs in the U.S., GGP owns, develops, operates, and/or manages shopping malls in over 40 states. GGP also is one of the largest third-party managers for owners of regional malls.

o THE PROPERTY. The Maine Mall Property includes 544,578 square feet that is part of a 1.04 million square feet regional shopping center situated on approximately 105.6 acres. The Maine Mall Property was constructed in 1971, expanded in 1983 and renovated in 1994. The Maine Mall Property is located in Portland, Maine, within the Portland, Maine metropolitan statistical area. As of May 31, 2005, the occupancy rate for the Maine Mall Property was approximately 92.6%.

  The largest tenant is Best Buy Co., Inc. ("Best Buy") occupying 45,793 square feet, or approximately 8.4% of the net rentable area. Best Buy (NYSE:
  BBY) is one of the largest consumer electronics retailers in the United
  States and operates approximately 700 stores across the country, as well as
  Magnolia Audio Video stores and more than 100 Future Shop locations in
  Canada. In addition to selling products, the stores offer installation and maintenance services, technical support, and subscriptions for cell phone and Internet services. The big box stores average over 40,000 square feet and are located in over 48 states. As of September 2005, Best Buy was rated
  "Baa3" by Moody's and "BBB" by S&P. The Best Buy lease expires in January
  2014. The second largest tenant is The Sports Authority Inc. ("Sports
  Authority"), occupying 43,326 square feet, or approximately 8.0% of the net rentable area. Sports Authority is one of the largest sporting goods retailers in the United States, operating approximately 385 stores in 45 states. The company sells sports equipment, general merchandise, shoes, and apparel in its traditional stores and online store. The Sports Authority lease expires in June 2007. The third largest tenant is Filene's Home Store
  ("Filene's Home"), occupying 40,873 square feet, or approximately 7.5% of the net rentable area. Filene's Home is a specialty retailer under the
  Filene's department stores, focusing on home furnishings, including indoor and outdoor furniture and interior design products. Operated by the May
  Department Stores Company (NYSE: MAY), Filene's and Filene's Home are just two of several retail chains run by the company in the United States. In
  February 2005, Federated Department Stores, Inc. (NYSE: FD) and May
  Department Stores Company announced that they have entered into a merger agreement and pursuant to which several stores will be closed. In addition to the Filene's Home, there is also a Filene's at the Maine Mall Property.
  Both Filene's stores at the Maine Mall Property. Both Filene's stores are obligated to pay rent through the term of the respective leases. As of
  September 2005, Federated Department Stores, Inc. was rated "Baa1" by
  Moody's and "BBB" by S&P. The Filene's Home lease expires in October 2006 and the Filene's ground lease expires in July 2013.

o LOCK BOX ACCOUNT. All rents are required to be deposited into a lockbox and are to be swept daily into the borrower's account. Following the occurrence and continuance of a "trigger event" with respect to the Maine Mall Loan, funds in the lockbox will be transferred daily to a cash collateral account and applied pursuant to a cash management agreement. Upon the cure of the trigger event, funds will again be swept daily from the lockbox to the borrower's account. A "trigger event" means the occurrence of (i) event of default under the Maine Mall Loan or (ii) the date on which the debt service coverage ratio (based on the Maine Mall Loan, the Maine Mall Non-Trust Loans and any permitted mezzanine debt) for the preceding twelve (12) consecutive

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 44

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

--------------------------------------------------------------------------------
                                   MAINE MALL
--------------------------------------------------------------------------------

  months is less than 1.15x. A trigger event will continue until the applicable event of default is cured or waived or until the date on which the debt service coverage ratio equals or exceeds 1.15x for twelve (12)
  consecutive months.

o MANAGEMENT. The borrower is the property manager for the Maine Mall
  Property.

o MEZZANINE DEBT. The sole member of borrower is permitted to obtain mezzanine financing secured by its ownership interest in the borrower, subject to, among other conditions: (i) a maximum loan-to-value ratio (based on the aggregate balances of the Maine Mall Loan, the Maine Mall Non-Trust Loan and
  the mezzanine debt) of 70%; (ii) if the mezzanine debt bears interest at a floating rate, the maintenance of an interest rate cap agreement during the term of the mezzanine loan with a strike price that results in a debt service coverage ratio (based on the aggregate debt service payments under the Maine Mall Loan, the Maine Mall Non-Trust Loans and the mezzanine debt)
  of no less than 1.20x; (iii) if the mezzanine debt bears interest at a fixed rate, a weighted average debt service constant (based on the aggregate balances of the Maine Mall Loan, the Maine Mall Non-Trust Loans and the
  mezzanine debt) of no greater than 6.3218%; (iv) the debt service coverage ratio (based on the aggregate debt service payments under the Maine Mall
  Loan, the Maine Mall Non-Trust Loans and the mezzanine debt) immediately following the closing of the mezzanine debt will not be less than 1.20x
  (with the interest rate for any portion of the mezzanine debt that bears interest at a floating rate calculated using the strike price referred to in clause (ii) above); (v) rating agency confirmation; and (vi) an intercreditor agreement in form and substance acceptable to the rating agencies and reasonably acceptable to the lender.

o ADDITIONAL DEBT. The holders of indirect ownership interests in the borrower are permitted to pledge their interests as security for additional debt, provided that, among other things, the following conditions are satisfied:
  (i) no event of default under the Maine Mall Loan has occurred and is continuing, (ii) the pledge is to a "qualified pledgee" or is subject to the lender's prior written consent, which may be withheld in the lender's sole and absolute discretion, provided that the lender's consent may not be unreasonably withheld, if the borrower has delivered (A) rating agency confirmation that the pledge will not, in and of itself, result in a downgrade, withdrawal or qualification of the ratings assigned to the series
  CD 2005-C1 certificates and (B) a substantive non-consolidation opinion reasonable acceptable to the lender and the rating agencies, and (iii) in the event the property manager of the Maine Mall Property will change in connection with the pledge, the replacement property manager must meet the conditions of a substantive manager set forth in the related loan documents.
  Pledges of equity to or from affiliates of the borrower are also permitted.

  A "qualified pledgee" generally means (i) one or more institutional entities that (A) has total assets (in name or under management) in excess of
  $650,000,000, and (except with respect to a pension advisory firm or similar fiduciary) capital/statutory surplus or shareholder's equity of
  $250,000,000; and (B) is regularly engaged in the business of making or owning commercial real estate loans or commercial loans secured by a pledge of interests in a mortgage borrower or owning and operating commercial mortgage properties; or (ii) an entity for which the borrower has obtained rating agency confirmation that the pledge to such entity will not, in and of itself, result in a downgrade, withdrawal or qualification of the ratings assigned to the series CD 2005-C1 certificates.

o PARTIAL RELEASES. The related loan documents permit the borrower to obtain the release of one or more parcels or outlots proposed to be transferred to a third party in connection with the expansion or other development of the
  Maine Mall Property upon satisfaction of certain conditions, including but not limited to, that (i) no default or event of default has occurred and is continuing under the Maine Mall Loan, (ii) the parcel is vacant, non-income producing and unimproved and (iii) each rating agency rating the series CD
  2005-C1 certificates has confirmed that the release will not result in a downgrade, withdrawal or qualification of the then-current ratings assigned to the series CD 2005-C1 certificates.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 45

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

-------------------------------------------------------------------------------
                                 100 EAST PRATT
-------------------------------------------------------------------------------

                       [100 EAST PRATT PICTURES OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES OF
EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY
NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED
UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE
WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED
UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS,
DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION
OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT
POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES
THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED
TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF
THESE MATERIALS.

                                      Page 46

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

-------------------------------------------------------------------------------
                                 100 EAST PRATT
-------------------------------------------------------------------------------

                     [100 EAST PRATT LOCATION MAP OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 47

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

-------------------------------------------------------------------------------
                                 100 EAST PRATT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                   LOAN INFORMATION
-------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                        CGM
 CUT-OFF DATE PRINCIPAL BALANCE                                     $105,000,000
 PERCENTAGE OF INITIAL MORTGAGE
  POOL BALANCE                                                              2.7%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                        Acquisition
 SPONSOR                            Wells Real Estate Investment Trust II, Inc.,
                                                          a Maryland corporation
 OWNERSHIP INTEREST                                                   Fee Simple
 MORTGAGE RATE                                                           5.0775%
 MATURITY DATE                                                September 11, 2015
 AMORTIZATION TYPE                                             Interest Only/ARD
 INTEREST ONLY PERIOD (MOS.)                                                 120
 ORIGINAL TERM / AMORTIZATION TERM                           120 / Interest Only
 REMAINING TERM / REMAINING
  AMORTIZATION TERM                                          118 / Interest Only
 LOCKBOX                                                           In-Place Hard
 UP-FRONT RESERVES
   TAX/INSURANCE                                                         No / No
   TI/LC(1)                                                          $19,029,390
   RENT ABATEMENT(2)                                                  $2,608,436
 ONGOING MONTHLY RESERVES(3)
   TAX/INSURANCE                                                       Springing
 ADDITIONAL FINANCING                                                         No
 CUT-OFF DATE PRINCIPAL BALANCE                                     $105,000,000
 CUT-OFF DATE PRINCIPAL BALANCE/SF                                          $160
 CUT-OFF DATE LTV RATIO                                                   50.36%
 MATURITY DATE LTV RATIO                                                  50.36%
 UW NCF DSCR                                                              2.45x
 LOAN SHADOW RATING
 MOODY'S/S&P(4)                                                        Baa3/BBB-
-------------------------------------------------------------------------------

(1)   The Up-Front TI/LC reserve represents $18,848,200 for the space under the
      T. Rowe Price lease, $126,390 for the space under the Atlantic Trust
      Company lease, and $54,800 for space under the Sotto Cafe lease.

(2)   At closing, the borrower deposted an amount of $2,608,436 for rent abatement with allocated amounts of $2,600,399 for T. Rowe Price and
      $8,037 for Sotto Cafe. The T. Rowe. Price portion of the rent abatement reserve will be released monthly up through and including October 1, 2006 upon lender's receipt of borrower's written request on or after September
      6, 2005, together with reasonably acceptable evidence that the T. Rowe
      Price Lease is in full force and effect as of the date of borrower's request and the tenant is in occupancy of the demised premises at the property as of such date. The Sotto Cafe portion of the rent abatement reserve will be released monthly up through and including October 1, 2005 upon lender's receipt of Borrower's written request on or after September
      6, 2005, together with reasonably acceptable evidence that the Sotto Cafe
      Lease is in full force and effect as of the date of Borrower's request, the tenant is in occupancy of the demised premises at the property as of such date and has commenced paying rent on such premises as of such date.

(3)   A "trigger event" means the occurrence of (i) an event of default under the 100 East Pratt Loan or (ii) the date on which the NOI debt yield, which is calculated as the actual NOI divided by the outstanding principal balance, is less than or equal to 10.5%. A trigger event will continue until the applicable event of default is cured or waived or until the date on which the NOI debt yield exceeds 10.5% for three (3)
      consecutive months. Upon the occurrence and during the continuance of the trigger event with respect to the 100 East Pratt Loan, the borrower shall pay to lender on each monthly payment date (a) one-twelfth of the taxes and insurance that lender reasonably estimates will be payable during the next ensuring twelve months.

(4)   Moody's and S&P have confirmed that the 100 East Pratt Loan has the credit characteristics consistent with that of an investment-grade rated obligation.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                          Baltimore, MD
 PROPERTY TYPE                                                       Office, CBD
 SIZE (SF)                                                               655,587
 OCCUPANCY % AS OF MAY 31, 2005                                            93.7%
 YEAR BUILT / YEAR RENOVATED                                   1975 & 1991 / NAP
 APPRAISED VALUE                                                    $208,500,000
 PROPERTY MANAGEMENT                       Boston Properties Limited Partnership
 UW ECONOMIC OCCUPANCY %                                                   94.5%
 UW REVENUES                                                         $23,242,324
 UW EXPENSES                                                          $9,274,480
 UW NET OPERATING INCOME (NOI)                                       $13,967,845
 UW NET CASH FLOW (NCF)                                              $13,268,983
--------------------------------------------------------------------------------

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 48

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

--------------------------------------------------------------------------------
                                 100 EAST PRATT
--------------------------------------------------------------------------------

                                 TENANT SUMMARY
                                                                       % OF NET                              % OF
                                        RATINGS         NET RENTABLE   RENTABLE                             ACTUAL    DATE OF LEASE
          TENANT NAME            S&P/MOODY'S/FITCH(1)     AREA (SF)      AREA     RENT PSF   ACTUAL RENT     RENT      EXPIRATION
------------------------------- ---------------------- -------------- ---------- ---------- ------------- ---------- --------------

 T.Rowe Price Associates Inc.         NR/NR/NR             379,043       57.8%   $ 18.74     $ 7,105,003   50.7%        06/30/17
 Tydings & Rosenberg LLP              NR/NR/NR              39,138        6.0%   $ 31.51     $ 1,233,199    8.8%        07/31/07
 Merrill Lynch                        A+/Aa3/AA-            30,566        4.7%   $ 32.99     $ 1,008,372    7.2%        11/30/12
 M&T Bank                             A-/A3/A-              21,107        3.2%   $ 30.38     $   641,336    4.6%        06/30/10
 IBM                                  A+/A1/AA-             15,971        2.4%   $ 28.00     $   447,188    3.2%        06/30/12
                                                           -------      -----    -------     -----------  -----
 Top 5 Tenants                                             485,825       74.1%   $ 21.48     $10,435,098   74.5%
 Non-major Tenants                                         128,701       19.6%   $ 27.75     $ 3,570,810   25.5%
                                                           -------      -----    -------     -----------  -----
 Occupied Total                                            614,526       93.7%   $ 22.79     $14,005,909  100.0%
 Vacant Space                                               41,061        6.3%
                                                           -------      -----
 COLLATERAL TOTAL                                          655,587      100.0%
                                                           =======      =====

(1)   Certain ratings are those of the parent whether or not the parent guarantees the lease.

                                                 LEASE ROLLOVER SCHEDULE

                           WTD. AVG. IN PLACE
             # OF LEASES     BASE RENT PSF     TOTAL SF   % OF TOTAL    CUMULATIVE %   % OF IN PLACE   CUMULATIVE % OF IN
    YEAR       ROLLING          ROLLING         ROLLING   SF ROLLING   OF SF ROLLING    RENT ROLLING   PLACE RENT ROLLING
----------- ------------- ------------------- ---------- ------------ --------------- --------------- -------------------

    2005           2            $ 27.48          2,457        0.4%           0.4%            0.5%              0.5%
    2006           1            $ 32.64          5,806        0.9%           1.3%            1.4%              1.8%
    2007           8            $ 30.72         89,714       13.7%          14.9%           19.7%             21.5%
    2008           3            $ 34.23          7,343        1.1%          16.1%            1.8%             23.3%
    2009           1            $ 30.90          7,390        1.1%          17.2%            1.6%             24.9%
    2010           5            $ 30.50         47,734        7.3%          24.5%           10.4%             35.3%
    2011           0            $  0.00              0        0.0%          24.5%            0.0%             35.3%
    2012           4            $ 30.96         54,075        8.2%          32.7%           12.0%             47.3%
    2013           1            $ 30.69          7,475        1.1%          33.9%            1.6%             48.9%
    2014           0            $  0.00              0        0.0%          33.9%            0.0%             48.9%
    2015           1            $ 22.00          2,192        0.3%          34.2%            0.3%             49.3%
                   -                            ------       ----                           ----
   TOTALS         26                           224,186       34.2%                          49.3%
                                               =======       ====                           ====

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 49

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

--------------------------------------------------------------------------------
                                 100 EAST PRATT
--------------------------------------------------------------------------------

o THE LOAN. The subject mortgage loan (the "100 East Pratt Loan") is secured by a first mortgage encumbering an office building located in Baltimore,
  Maryland (the "100 East Pratt Property"). The 100 East Pratt Loan has a
  cut-off date principal balance of $105,000,000 represents approximately 2.7%
  of the initial mortgage pool balance. The 100 East Pratt Loan was originated on September 6, 2005. The 100 East Pratt Loan provides for interest-only payments for the entire 120 months of its term.

  The 100 East Pratt Loan has a remaining term of 118 months through the anticipated repayment date (the "ARD Date") occurring on September 11, 2015, with a maturity date of June 11, 2017, subject to lender's option to accelerate the maturity date to the ARD Date. The 100 East Pratt Loan may be prepaid on or after July 11, 2015, and permits defeasance with United States government obligations beginning 2 years after the issue date for the series
  CD 2005-C1 certificates.

o THE BORROWER. The borrower is Wells REIT II -- 100 East Pratt LLC, a special purpose entity structured to be bankruptcy remote. The sponsor of the borrower is Wells Real Estate Investment Trust II, Inc., a Maryland
  corporation ("Wells REIT II"). Created in 2003, Wells REIT II is managed by
  Wells Real Estate Funds as an investment vehicle for individual investors to acquire high-quality commercial properties. Its primary focus is on office and industrial properties leased long term to high-quality tenants throughout the United States. Wells REIT II owns properties in approximately thirteen states and the District of Columbia. A Maryland Indemnity Deed of
  Trust ("IDOT") guarantor structure was utilized to own the 100 East Pratt
  Property. The IDOT guarantor/property owner is 100 East Pratt Street
  Business Trust, a Maryland business trust (the "Trust"). The sole trustee and sole beneficiary of the Trust is the borrower.

o THE PROPERTY. The 100 East Pratt Property is an approximately 655,587 square foot office building situated on approximately 2.1 acres. The 100 East Pratt
  Property was constructed in 1975 and 1991. The original building consisted of a ten-story structure. In 1991, a 28-story tower and garage were added, abutting to the existing structure. The 100 East Pratt Property is located in Baltimore, Maryland, within the Baltimore metropolitan statistical area.
  As of May 31, 2005, the occupancy rate for the 100 East Pratt Property was approximately 93.7%.

  The largest tenant is T.Rowe Price Associates Inc. ("T.Rowe Price")
  occupying 379,043 square feet, or approximately 57.8% of the net rentable area. Founded in 1937, T.Rowe Price (NASDAQ: TROW) is a global investment management firm for institutional and individual investors worldwide and headquartered at the 100 East Pratt Property. It provides an array of mutual funds, sub-advisory services, and separate account management for investors, retirement plans, and financial intermediaries. The T.Rowe Price lease expires in June 2017. The second largest tenant is Tydings & Rosenberg LLP
  ("Tydings & Rosenberg"), occupying 39,138 square feet, or approximately 6.0%
  of the net rentable area. Tydings & Rosenberg is a mid-sized law firm and headquartered at the 100 East Pratt Property with additional offices in
  Washington, DC and Towson, MD. The Tydings & Rosenberg lease expires in July
  2007. The third largest tenant is Merrill Lynch ("Merrill Lynch"), occupying
  30,566 square feet, or approximately 4.7% of the net rentable area. Founded in 1914, Merrill Lynch is a leading financial management and advisory company with offices in approximately 36 countries. As of September 2005,
  Merrill Lynch was rated "Aa3" by Moody's and "A+" by S&P. The Merrill Lynch lease expires in November 2012.

o LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a lock box account under the lender's control, and transferred to a lender-controlled cash management account. After payment of monthly debt service and funding of the reserve accounts, excess cash flow in the cash management account will be swept daily into an account under borrower's control, except (i) if event of default exists or a periodically measured "NOI Debt Yield" (based upon actual net operating Income of the
  Property over the principal Indebtedness of the 100 East Pratt Street Loan)
  falls below 10.5%, such excess cash flow will be swept daily to a
  Lender-controlled account until such event of default no longer exists, or until the NOI Debt Yield has been at least 10.5% for 3 consecutive months, as applicable, and (ii) after the ARD Date, until the 100 East Pratt Loan is paid in full (the "Hyper-amortization Period") such excess cash flow will be swept daily into a Lender-controlled account to be applied (with any excess cash flow held for prior periods if excess cash flow continues to be held under the provisions outline in the preceding clause (i) on and after the
  ARD Date first to the principal indebtedness and the remainder to excess interest to the extent accruing at the differential between the interest rate in effect prior to the ARD Date and the ARD Rate (so long as no event of default exists).

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 50

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

--------------------------------------------------------------------------------
                                 100 EAST PRATT
--------------------------------------------------------------------------------

o  HYPER-AMORTIZATION. If the lender does not exercise its option to elect that the 100 East Pratt Loan be due on or prior to the ARD Date, commencing on the anticipated repayment date of September 11, 2015, then if the 100 East
   Pratt Loan is not paid in full, the 100 East Pratt Loan enters into a
   Hyper-amortization Period and the interest rate applicable to the 100 East
   Pratt Loan during the Hyper-amortization Period will increase to a rate
   (the "ARD Rate") equal to the greater of (i) the initial interest rate plus
   2% or (ii) a specified Treasury yield plus 2%.

o  MANAGEMENT. Boston Properties Inc. (NYSE:BXP) is the property manager for the 100 East Pratt Property. Founded in 1970, Boston Properties, a
   self-administered and self-managed real estate investment trust, is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in four core markets: Boston, Washington, D.C., Midtown Manhattan and San Francisco.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 51

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

--------------------------------------------------------------------------------
                                 TPMC PORTFOLIO
--------------------------------------------------------------------------------

                       [TPMC PORTFOLIO PICTURES OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 52

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

--------------------------------------------------------------------------------
                                 TPMC PORTFOLIO
--------------------------------------------------------------------------------

                      [TPMC PORTFOLIO LOCATION MAP OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 53

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

--------------------------------------------------------------------------------
                                 TPMC PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                        CGM
 CUT-OFF DATE PRINCIPAL BALANCE                                     $105,000,000
 PERCENTAGE OF INITIAL MORTGAGE
  POOL BALANCE                                                              2.7%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                          Refinance
 SPONSOR                                                        David R. Weinreb
 OWNERSHIP INTEREST                                                   Fee Simple
 MORTGAGE RATE                                                           5.4000%
 MATURITY DATE                                                      May 11, 2015
 AMORTIZATION TYPE                                            Partial IO/Balloon
 INTEREST ONLY PERIOD (MOS.)                                                  48
 ORIGINAL TERM / AMORTIZATION TERM                                     120 / 360
 REMAINING TERM / REMAINING AMORTIZATION TERM                          114 / 360
 LOCKBOX                                                           In-Place Hard

 UP-FRONT RESERVES
   TAX / INSURANCE                                                     Yes / Yes
   REPLACEMENT                                                          $151,482
   FREE & PREPAID RENT(1)                                             $1,281,334

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                                                       Yes / Yes
   REPLACEMENT                                                           $12,624
   TI/LC(2)                                                              $75,000

 ADDITIONAL FINANCING(3)                                                     Yes

 CUT-OFF DATE PRINCIPAL BALANCE                                     $105,000,000
 CUT-OFF DATE PRINCIPAL BALANCE/SF                                          $151
 CUT-OFF DATE LTV RATIO                                                   72.21%
 MATURITY DATE LTV RATIO                                                  65.77%
 UW NCF DSCR                                                               1.36x
--------------------------------------------------------------------------------

(1)   At closing, the borrower deposited an amount of $1,281,334 in the Post
      Oak Rent Escrow Account for General Electrics's free rent and American
      Federated's prepaid rent. Disbursements by lender to the Post Oak
      Collection Account shall be: (i) $180,423.67 on each payment date in the months of June, July, August, September, October, November and December
      of 2005 for GE and American Federated, and (ii) $4,592 on each payment date in the months of January, February, and March of 2006, with the remainder after such payments to be disbursed from the Post Oak Rent
      Escrow Account to the Post Oak Collection Account on the payment date in
      April, 2006 for American Federated only; provided that at the time of any such disbursement no Event of Default exists.

(2)   The TI/LC reserve will be collected up to a maximum of $2,000,00 and will be replenished should the reserve balance fall below $2,000,000.

(3)   See "-- Mezzanine Debt" below.

(4)   Calculated without regard to the square footage of the Innova Parking
      Garage Property.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                               4
 LOCATION                                                           Houston, TX
 PROPERTY TYPE                                                          Various
 SIZE (SF)(4)                                                           696,654
 OCCUPANCY % AS OF MARCH 31, 2005(4)                                      92.3%

 YEAR BUILT / YEAR RENOVATED                                  1971, 1999 / 2000
 APPRAISED VALUE                                                   $145,400,000
 PROPERTY MANAGEMENT                                    TPMC Realty Corporation
 UW ECONOMIC OCCUPANCY %                                                  92.3%
 UW REVENUES                                                         $16,326,596
 UW EXPENSES                                                          $6,055,344
 UW NET OPERATING INCOME (NOI)                                       $10,271,251
 UW NET CASH FLOW (NCF)                                               $9,654,060
--------------------------------------------------------------------------------

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 54

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                                  CD 2005-C1

--------------------------------------------------------------------------------
                                 TPMC PORTFOLIO
--------------------------------------------------------------------------------

                                                        TENANT SUMMARY

                                                                      % OF NET                              % OF      DATE OF
                                       RATINGS         NET RENTABLE   RENTABLE                             ACTUAL      LEASE
          TENANT NAME           S&P/MOODY'S/FITCH(1)     AREA (SF)      AREA     RENT PSF   ACTUAL RENT     RENT     EXPIRATION
------------------------------ ---------------------- -------------- ---------- ---------- ------------- ---------- -----------

 Edwards Entertainment, Inc.          BB-/B3/NR           120,000        17.2%   $ 16.50    $ 1,980,000     15.4%    10/31/19
 NetIQ                                NR/NR/NR            115,353        16.6%   $ 20.00    $ 2,307,060     17.9%    07/31/14
 General Electric Company            AAA/Aaa/AAA          105,499        15.1%   $ 20.00    $ 2,109,980     16.4%    02/28/15
 Cooper Cameron Corporation         BBB+/Baa1/NR           66,750         9.6%   $ 23.00    $ 1,535,250     11.9%    08/31/11
 South Trust Bank                    A+/Aa2/AA-            34,514         5.0%   $ 22.93    $   791,346      6.1%    12/31/06

 Top 5 Tenants                                            442,116        63.5%   $ 19.73    $ 8,723,636     67.7%

 Non-major Tenants                                        200,864        28.8%   $ 20.74    $ 4,166,813     32.3%
                                                          -------       -----    -------    -----------    -----
 Occupied Total                                           642,980        92.3%   $ 20.05    $12,890,449    100.0%

 Vacant Space                                              53,674         7.7%
                                                          -------       -----

 COLLATERAL TRUST                                         696,654       100.0%
                                                          =======       =====

(1)   Certain ratings are those of the parent whether or not the parent guarantees the lease.

                                                 LEASE ROLLOVER SCHEDULE

                           WTD. AVG. IN PLACE
             # OF LEASES     BASE RENT PSF     TOTAL SF   % OF TOTAL    CUMULATIVE %   % OF IN PLACE   CUMULATIVE % OF IN
    YEAR       ROLLING          ROLLING         ROLLING   SF ROLLING   OF SF ROLLING    RENT ROLLING   PLACE RENT ROLLING
----------- ------------- ------------------- ---------- ------------ --------------- --------------- -------------------

    2005           1      $ 22.00                  991        0.1%           0.1%            0.2%              0.2%
    2006           3      $ 20.53               40,185        5.8%           5.9%            6.4%              6.6%
    2007           7      $ 22.78               63,161        9.1%          15.0%           11.2%             17.7%
    2008           6      $ 21.10               23,007        3.3%          18.3%            3.8%             21.5%
    2009           6      $ 21.32               53,430        7.7%          25.9%            8.8%             30.3%
    2010           2      $ 23.26                2,836        0.4%          26.4%            0.5%             30.8%
    2011           3      $ 22.96               72,407       10.4%          36.7%           12.9%             43.7%
    2012           3      $ 20.71               25,178        3.6%          40.4%            4.0%             47.8%
    2013           1      $ 22.00                3,755        0.5%          40.9%            0.6%             48.4%
    2014           1      $ 20.00              115,353       16.6%          57.5%           17.9%             66.3%
    2015           2      $ 20.06              112,677       16.2%          73.6%           17.5%             83.9%
                   -                           -------       ----                           ----
   TOTALS         35                           512,980       73.6%                          83.9%
                                               =======       ====                           ====

                                                     TPMC PORTFOLIO

                                           CUT-OFF DATE                                OCCUPANCY %
                              PROPERTY    ALLOCATED LOAN   YEAR BUILT/YEAR  PROPERTY  (AS OF MARCH                  UNDERWRITTEN NET
       PROPERTY NAME          LOCATION        BALANCE         RENOVATED       SIZE      31, 2005)   APPRAISED VALUE    CASH FLOW
-------------------------- ------------- ---------------- ---------------- --------- -------------- --------------- ----------------

Park Tower South            Houston, TX      35,000,000       1971/2000      272,701         96.0%       53,000,000  3,347,878
Park Tower South            Houston, TX      33,000,000       1971/2000      272,642         91.8%       46,000,000  3,110,150
Innova Parking Garage       Houston, TX      19,000,000       1999/NAP       672,525        NAP          25,300,000  1,540,907
Innova Theater and Retail   Houston, TX      18,000,000       1999/NAP       151,311         86.4%       21,100,000  1,655,125
                                             ----------                                                  ----------  ---------
                                            105,000,000                                      92.3%      145,400,000  9,654,060
                                            ===========                                                 ===========  =========

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 55

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

--------------------------------------------------------------------------------
                                 TPMC PORTFOLIO
--------------------------------------------------------------------------------

o THE LOAN. The subject mortgage loan (the "TPMC Portfolio Loan") is secured by a first mortgage encumbering two office buildings (the "Park Towers North
  Property" and the "Park Towers South Property"), one theater retail center
  (the "Innova Theater and Retail Property") and one parking garage (the
  "Innova Parking Garage Property"), (collectively, the "TPMC Portfolio
  Properties"), all located in Houston, Texas. The TPMC Portfolio Loan was originated on May 10, 2005 and has a principal balance as of the cut-off date of $105,000,000 and represents approximately 2.7% of the initial mortgage pool balance. The TPMC Portfolio Loan provides for interest-only payments for the first 48 months of its term, and thereafter, fixed monthly payments of principal and interest.

  The TPMC Portfolio Loan has a remaining term of 114 months and matures on
  May 11, 2015. The TPMC Portfolio Loan may be prepaid on or after February
  11, 2015, and permits defeasance with United States government obligations beginning 2 years after the issue date for the series CD 2005-C1 certificates.

o THE BORROWER. The borrowers are Post Oak Realty Partners, L.P. and Innova
  Entertainment Partners, L.P., both special purpose entities structured to be bankruptcy remote. The sponsor of the borrowers is David Weinreb. Mr.
  Weinreb is the owner of TPMC Realty Corporation, a Dallas based investment firm specializing in the acquisition, repositioning, and disposition of underperforming real estate. Mr. Weinreb has an extensive background in property acquisition, leasing, and management.

o THE PROPERTIES. The Park Towers North Property, Park Towers South Property
  and Innova Theater and Retail Property are approximately 696,654 square feet. The Innova Parking Garage consists of a 2,200 space parking garage.
  The Park Towers North Property and Park Towers South Property were constructed in 1971 and extensively renovated in 2000 and also contains a six-level above ground parking garage containing 1,804 parking spaces. The
  Innova Theater/Retail Property and Innova Parking Garage were constructed in
  1999. The TPMC Portfolio Properties are located in Houston, Texas, within the Houston, Texas metropolitan statistical area. As of March 31, 2005, the occupancy rate for the Park Towers North Property was 91.9%, the Park Towers
  South was 96.0% and the Innova Theater/Retail Property was 86.4%.

  The largest tenant is Edwards Entertainment, Inc. ("Edwards Theatres")
  occupying 120,000 square feet, or approximately 17.2% of the total net rentable area and 79.3% of the Innova Theater and Retail Property. Edwards
  Theatres is a wholly-owned subsidiary of Regal Entertainment Group
  ("Regal"), which also operates Regal Cinemas, United Artists Theatres, and
  Hoyts Cinemas. Through these three brands Regal operates more than 6,000 screens in over 550 locations in approximately 40 states, making it one of the largest motion picture exhibitors. As of September 2005, Edwards
  Theatres was rated "B3" by Moody's and "BB-" by S&P. The Edwards Theatres lease expires in October 2019. The second largest tenant is NetIQ ("NetIQ"), occupying 115,353 square feet, or approximately 16.6% of the total net rentable area and 42.3% of the Park Towers North Property. NetIQ, d.b.a.
  Pentasafe Security Technologies ("Pentasafe"), is a provider of solutions for managing, securing and analyzing computing infrastructures, from back-end networks and servers to front-line applications and Web servers.
  Pentasafe has consolidated its Houston-area operations into the TPMC
  Portfolio Properties. The NetIQ lease expires in July 2014. The third largest tenant is General Electric Company ("GE"), occupying 105,499 square feet, or approximately 15.1% of the total net rentable area and 38.7% of the
  Park Towers South Property. GE is a diversified company that produces, among many items, transportation equipment, appliances, electric distribution and control equipment, medical equipment, and plastics. In addition, it has an extensive financial arm and is involved in television network operations. As of September 2005, GE was rated "Aaa" by Moody's and "AAA" by S&P. The GE lease expires in February 2015.

o LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a lock box account under the lender's control and swept each business day to a lender-controlled cash management account. So long as no event of default exists, amounts in the cash management account are applied to pay debt service, reserves (including operating expense reserves)
  and other amounts due under the loan documents in the order set forth in the loan agreement. After payment of such amounts, all remaining amounts in the cash management account are to be paid (a) if a permitted mezzanine loan is outstanding, to the mezzanine lender at such location as the borrower and the mezzanine lender jointly direct, or (b) if no disbursement is made to a permitted mezzanine lender under (a) above, to the borrower. If an event of default exists, then all available funds shall be applied as determined by lender in the lender's sole and absolute discretion or retained by the lender in such lender-controlled accounts (which may include reserve accounts) as the lender may select.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 56

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

--------------------------------------------------------------------------------
                                 TPMC PORTFOLIO
--------------------------------------------------------------------------------

o MEZZANINE DEBT. The mezzanine loan (the "TPMC Portfolio Mezzanine Loan") is secured by the mezzanine borrower's ownership interest in Post Oak Realty
  Partners, L.P. and Innova Entertainment Partners, L.P. under the TPMC
  Portfolio Loan. The TPMC Portfolio Mezzanine Loan has a cut-off balance of
  $25,860,000. The TPMC Portfolio Mezzanine Loan provides for interest-only payments at 10.5% for the first 48 months of its term, and thereafter, fixed monthly payments of principal and interest based on a 30-year amortization schedule. The TPMC Portfolio Mezzanine Loan matures one day prior to the
  TPMC Portfolio Loan.

o PARTIAL RELEASES.  After May 2008 and prior to February 2015, the related loan documents permit the borrower to obtain the release of any of the TPMC
  Portfolio Properties upon satisfaction of certain conditions, including among others, that (i) no event of default has occurred and is continuing,
  (ii) the loan-to-value does not exceed 72.2%, (iii) the debt service coverage ratio is not less than 1.22x. The TPMC Portfolio Loan must be partially defeased in the amount of 125% of the allocated loan amount for the released parcel(s) as a condition to a release. The allocated loan amounts are $18,000,000 for the Innova Theater and Retail Property,
  $19,000,000 for the Innova Parking Garage Property, $33,000,000 for the Park
  Towers North Property and $35,000,000 for the Park Towers South Property.
  The release of the Innova Parking Garage Property requires the borrower to obtain adequate parking for any agreement with the theater tenant at the
  Innova Theater/Retail Property and the agreement with Koch Industries pursuant to the parking lease. Koch Industries leases 1,200 parking spaces at the Innova Parking Garage Property. The Koch Industries building is connected by a skyway to the Innova Parking Garage Property. Subject to certain limitations, the related loan documents permit the borrower to obtain the release of certain undeveloped land and air rights parcels on the
  TPMC Portfolio Properties without a partial defeasance or payment of a release price.

o MANAGEMENT. TPMC Realty Corporation is the property manager for the TPMC
  Portfolio Properties. The property manager is affiliated with the sponsor.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 57

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

--------------------------------------------------------------------------------
                                 FLORENCE MALL
-------------------------------------------------------------------------------

                        [FLORENCE MALL PICTURES OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 58

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

--------------------------------------------------------------------------------
                                 FLORENCE MALL
-------------------------------------------------------------------------------

                      [FLORENCE MALL LOCATION MAP OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 59

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1
                                 FLORENCE MALL

--------------------------------------------------------------------------------
                               LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                       PMCF
 CUT-OFF DATE PRINCIPAL BALANCE                                      101,766,252
 PERCENTAGE OF INITIAL MORTGAGE
  POOL BALANCE                                                              2.6%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                          Refinance
 SPONSOR                        GGP Limited Partnership and Teachers' Retirement
                                                 System of the State of Illinois
 OWNERSHIP INTEREST                                                   Fee Simple
 MORTGAGE RATE                                                           4.9530%
 MATURITY DATE                                                September 10, 2012
 AMORTIZATION TYPE                                                       Balloon
 ORIGINAL TERM / AMORTIZATION TERM                                      84 / 360
 REMAINING TERM / REMAINING AMORTIZATION TERM                           82 / 358
 LOCKBOX                                In-Place Hard, Springing Cash Management

 UP-FRONT RESERVES
  TAX / INSURANCE                                                        No / No

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE(1)                                                    Springing
   REPLACEMENT(2)                                                      Springing
   TI/LC(3)                                                            Springing

 ADDITIONAL FUTURE FINANCING(4)                                              Yes

 CUT-OFF DATE PRINCIPAL BALANCE                                      101,766,252
 CUT-OFF DATE PRINCIPAL BALANCE/SF(5)                                       $341
 CUT-OFF DATE LTV RATIO(6)                                                65.11%
 MATURITY DATE LTV RATIO(6)                                               57.71%
 UW NCF DSCR                                                               1.53x
--------------------------------------------------------------------------------

(1)   Upon the occurrence and during the continuance of a "trigger event" with respect to the Florence Mall Loan, the borrower is required to pay to lender on each monthly payment date one-twelfth of the taxes that lender reasonably estimates will be payable during the next ensuing twelve months as well as one-twelfth of the Insurance premiums that lender estimates will be payable for the renewal of the "required insurance"
      coverage. A "trigger event" means the occurrence of (i) an event of default under the Florence Mall Loan or (ii) the date on which the debt service coverage ratio for the preceding twelve consecutive months is less than 1.25x. A trigger event will continue until the applicable event of default is cured or waived or until the date on which the debt service coverage ratio equals or exceeds 1.25x for twelve consecutive months.

(2)   Upon the occurrence and during the continuance of a trigger event with respect to the Florence Mall Loan, the borrower is required to deposit on each payment date an amount equal to $6,250 ($0.25/SF/Year), up to a maximum of $75,000 (one year of collections).

(3)   Upon the occurrence and during the continuance of a trigger event with respect to the Florence Mall Loan, the borrower is required to deposit on each payment date an amount equal to $25,000 ($1.00/SF/Year), up to a maximum of $300,000 (one year of collections).

(4)   See "-- Mezzanine Debt" and "-- Additional Debt" below.

--------------------------------------------------------------------------------
                        PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                 1
 LOCATION                                            Florence, KY
 PROPERTY TYPE                              Retail, Regional Mall
 SIZE (SF)(5)                                             298,078
 OCCUPANCY % AS OF SEPTEMBER 7, 2005(5)                     87.1%
 YEAR BUILT / YEAR RENOVATED                          1976 / 1996
 APPRAISED VALUE(6)                                  $156,300,000
 PROPERTY MANAGEMENT                         Florence Mall L.L.C.
 UW ECONOMIC OCCUPANCY %                                    88.0%
 UW REVENUES                                         $ 15,333,703
 UW EXPENSES                                         $  4,898,326
 UW NET OPERATING INCOME (NOI)                       $ 10,435,377
 UW NET CASH FLOW (NCF)                              $ 10,018,875
--------------------------------------------------------------------------------

(5)   Does not reflect the square footage of space held by tenants under ground leases.

(6)   The appraiser also concluded that the "As Stabilized" value of the property would be $173,500,000 as of September 1, 2006, The Cut-Off Date
      LTV Ratio and the Maturity Date LTV Ratio are based on the appraiser's
      "As-Is" value of $156,300,000.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 60

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1
                                 FLORENCE MALL

                                 TENANT SUMMARY(1)
                                                                          % OF NET                            % OF
                                           RATINGS         NET RENTABLE   RENTABLE                            ACTUAL   DATE OF LEASE
            TENANT NAME             S&P/MOODY'S/FITCH(2)     AREA (SF)      AREA     RENT PSF   ACTUAL RENT    RENT      EXPIRATION
---------------------------------- ---------------------- -------------- ---------- ---------- ------------- --------- -------------

 Anchor Owned
 Sears                                   BB/Ba1/BB+                            SHADOW ANCHOR -- NOT PART OF COLLATERAL
 Macy's                                  NR/Baa1/BBB                           SHADOW ANCHOR -- NOT PART OF COLLATERAL
 JC Penney                                NR/NR/NR                             SHADOW ANCHOR -- NOT PART OF COLLATERAL
 Macy's Home Store                       NR/Baa1/BBB                           SHADOW ANCHOR -- NOT PART OF COLLATERAL

 Outparcel
 PNC Bank Northern Kentucky
  (Ground Lease)                          NR/NR/NR             27,143         7.6%   $  0.75%    $   20,352        0.3%  12/31/01
 Fifth Third Bank (Ground Lease)         AA-/Aa2/A+            23,618         6.6%   $  0.75     $   17,712        0.2%  12/31/02
 Smokey Bones (Ground Lease)              NR/NR/NR              6,709         1.9%   $ 14.91     $  100,000        1.3%  11/30/15
                                                               ------    --------                ----------      -----
 Total Outparcel Tenants                                       57,470        16.2%   $  2.40     $  138,064        1.7%

 Gap/Gapkids                           BBB-/Baa3/BBB-          10,379         3.5%   $ 22.50     $  233,532        3.0%  01/31/10
 Abercrombie & Fitch                      NR/NR/NR              8,341         2.8%   $ 21.00     $  175,164        2.3%  01/31/11
 Lerner New York                          NR/NR/NR              8,003         2.7%   $ 18.00     $  144,060        1.9%  05/31/12
 Express                                 NR/Baa2/BBB            7,539         2.5%   $ 25.00     $  188,472        2.4%  01/31/15
 Lane Bryant                              NR/NR/NR              6,879         2.3%   $ 20.00     $  137,580        1.8%  01/31/07
                                                               ------    --------                ----------      -----
 Top 5 In-Line Tenants                                         41,141        13.8%   $ 21.36     $  878,808       11.3%
 Non-major Tenants                                            218,595        73.3%   $ 31.52     $6,890,323       88.7%
                                                              -------    --------                ----------      -----
 Occupied Total                                               317,206        89.2%   $ 24.93     $7,907,195      100.0%
 Vacant Space                                                  38,342        12.9%
                                                              -------    --------
 COLLATERAL TOTAL                                             355,688       100.0%
                                                              =======    ========

                                                  LEASE ROLLOVER SCHEDULE(1)
                                WTD. AVG. IN PLACE
                  # OF LEASES     BASE RENT PSF     TOTAL SF   % OF TOTAL    CUMULATIVE %   % OF IN PLACE   CUMULATIVE % OF IN
      YEAR          ROLLING          ROLLING         ROLLING   SF ROLLING   OF SF ROLLING    RENT ROLLING   PLACE RENT ROLLING
---------------- ------------- ------------------- ---------- ------------ --------------- --------------- -------------------

    2005(3)            23      $ 15.80               76,579        21.5%         21.5%           15.3%              15.3%
   2006                10      $ 23.88               29,870         8.4%         29.9%            9.0%              24.3%
   2007                 9      $ 28.84               18,460         5.2%         35.1%            6.7%              31.1%
   2008                14      $ 28.72               32,941         9.3%         44.4%           12.0%              43.0%
   2009                 7      $ 27.26               17,120         4.8%         49.2%            5.9%              48.9%
   2010                 5      $ 23.84               24,609         6.9%         56.1%            7.4%              56.3%
   2011                 8      $ 29.79               24,669         6.9%         63.0%            9.3%              65.6%
   2012                 5      $ 25.38               24,959         7.0%         70.1%            8.0%              73.6%
   2013                 8      $ 33.76               18,880         5.3%         75.4%            8.1%              81.7%
   2014                 6      $ 25.13               21,962         6.2%         81.5%            7.0%              88.7%
   2015                 8      $ 32.10               27,157         7.6%         89.2%            9.6%              98.3%
                       --                            ------        ----                         -----
   TOTALS              95                           317,206        89.2%                        100.0%
                                                    =======        ====                         =====

(1)   Calculated using 355,688 square feet, which includes tenants that occupy space pursuant to ground leases.

(2)   Certain ratings are those of the parent whether or not the parent guarantees the lease.

(3)   Includes MTM tenants whose leases expired during or prior to 2005 but the tenant was still in occupancy and paying rent to the borrower as of the occupancy date.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 61

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1
                                 FLORENCE MALL

o   THE LOAN. The subject mortgage loan (the "Florence Mall Loan") is secured by a first mortgage encumbering a regional mall located in Florence, Kentucky
    (the "Florence Mall Property"). The Florence Mall Loan has a cut-off date principal balance of $101,766,252 and represents approximately 2.6% of the initial mortgage pool balance. The Florence Mall Loan was originated on
    September 8, 2005.

    The Florence Mall Loan has a remaining term of 82 months and matures on
    September 10, 2012. The Florence Mall Loan may be prepaid on or after March
    10, 2012, and permits defeasance with United States government obligations beginning 25 months after the issue date for the series CD 2005-C1 certificates.

o   THE BORROWER. The borrower is Florence Mall L.L.C., a special purpose entity. Florence Mall L.L.C. is 100% owned by GGP-TRS, LLC. GGP-TRS, LLC is equally owned by the Teachers' Retirement System of the State of Illinois, a
    pension fund with a market value of approximately $31.4 billion as of June
    30, 2004, and by GGP Limited Partnership. The majority of GGP Limited
    Partnership is owned by General Growth Properties, Inc. ("GGP"), a publicly traded real estate investment trust ("REIT") (NYSE: GGP). GGP and its predecessor companies have been in the shopping center business as a buyer, seller, developer, and manager of real estate since 1954. As one of the largest regional mall REITs in the U.S., GGP owns, develops, operates, and/or manages shopping malls in over 40 states. GGP also is one of the largest third-party managers for owners of regional malls.

o   THE PROPERTY. The Florence Mall Property includes 298,078 square feet of in-line space located within a 929,020 square foot regional shopping center situated on approximately 62.1 acres. The Florence Mall was constructed in
    1976 and renovated in 1996. The Florence Mall Property is located in
    Florence, Kentucky, within the Cincinnati, Ohio metropolitan statistical area. The Florence Mall is anchored by Sears, Macy's, JC Penney and Macy's
    Home Store. It also includes parcels owned and occupied by Olive Garden,
    Verizon Wireless and First Financial Bank. None of these anchor stores or outparcels are part of the collateral for the Florence Mall Loan. As of
    September 7, 2005, the occupancy rate for the Florence Mall Property was approximately 87.1%.

    The largest tenant is Gap/Gapkids ("Gap") occupying 10,379 square feet, or
    3.5% of the net rentable area. Gap is a specialty retailer, with about 3,000 stores and fiscal 2004 revenues of approximately $16.3 billion. As of
    September 2005, Gap was rated "BBB-" by S&P, "Baa3" by Moody's and "BBB-" by
    Fitch. The Gap lease expires in January 2010. The second largest tenant is
    Abercrombie & Fitch ("Abercrombie"), occupying 8,341 square feet, or 2.8% of the net rentable area. Abercrombie sells upscale men's, women's, and children's casual clothes and accessories in approximately 790 U.S. stores as well as through its catalog and website. The Abercrombie lease expires in
    January 2011. The third largest tenant is Lerner New York ("Lerner"), occupying 8,003 square feet, or 2.7% of the net rentable area. Lerner is wholly owned by New York & Company and is a specialty retailer of fashion-oriented, moderately priced women's apparel. The Lerner lease expires in May 2012.

    The Florence Mall Property is expected to have a renovation to the food court, commencing early 2006 and completed by mid- year 2006, entailing a cost of approximately $11,000,000 to be paid for by GGP.

o   LOCK BOX ACCOUNT. All rents will be deposited into a lockbox and swept daily to the borrower's account. Upon the occurrence and during the continuance of a "trigger event" with respect to the Florence Mall Loan, funds in the lockbox will be transferred daily to a cash collateral account and applied pursuant to the cash management agreement. Upon the cure of the trigger event, funds will again be swept daily from the lockbox to the borrower's account. A "trigger event" means the occurrence of (i) an event of default under the Florence Mall Loan or (ii) the date on which the debt service coverage ratio for the preceding twelve (12) consecutive months is less that
    1.25x. A trigger event will continue until the applicable event of default is cured or waived or until the date on which the debt service coverage ratio equals or exceeds 1.25x for twelve (12) consecutive months.

o   MANAGEMENT. The borrower is the property manager for the Florence Mall
    Property securing the Florence Mall Loan.

o   MEZZANINE DEBT. Under the related loan documents, holders of direct or indirect interests in Florence Mall L.L.C. are permitted to obtain mezzanine financing secured by their direct or indirect interests in Florence Mall
    L.L.C. provided, among other things,

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 62

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1
                                 FLORENCE MALL

    that (i) no event of default under the Florence Mall Loan has occurred; (ii)
    the mezzanine lender enters into an intercreditor agreement in form and substance acceptable to the rating agencies and the lender; (iii) all mezzanine debt documents are acceptable to the rating agencies and the lender; (iv) the loan-to-value ratio immediately following the incurrence of the mezzanine debt (based on on the aggregate principal balance of the
    Florence Mall Loan and the mezzanine debt) is no greater than 80%; (v) the debt service coverage ratio (calculated on the basis of the Florence Mall
    Loan and the mezzanine debt, immediately following the incurrence of the mezzanine debt) is no less than 1.40x; and (vi) each rating agency rating the series CD 2005-C1 certificates has confirmed that the incurrence of the mezzanine debt will not result in a downgrade, withdrawal or qualification of the ratings assigned by it to the series CD 2005-C1 certificates.

o   ADDITIONAL DEBT. The holders of indirect ownership interests in the borrower are permitted to pledge their interests as security for additional debt, provided that, among other things, the following conditions are satisfied:
    (i) no event of default under the Florence Mall Loan has occurred and is continuing, (ii) the pledge is to a "qualified pledgee" or is subject to the lender's prior written consent, which may be withheld in the lender's sole and absolute discretion, provided that the lender's consent may not be unreasonably withheld, if the borrower has delivered (A) rating agency confirmation that the pledge will not, in and of itself, result in a downgrade, withdrawal or qualification of the ratings assigned to the series
    CD 2005-C1 certificates and (B) a substantive non-consolidation opinion reasonable acceptable to the lender and the rating agencies, and (iii) in the event the property manager of the Florence Mall Property will change in connection with the pledge, the replacement property manager must meet the conditions set forth in the related loan documents. Pledges of equity to or from affiliates of the borrower are also permitted.

    A "qualified pledgee" generally means (i) one or more institutional entities that (A) has total assets (in name or under management) in excess of
    $650,000,000, and (except with respect to a pension advisory firm or similar fiduciary) capital/statutory surplus or shareholder's equity of
    $250,000,000; and (B) is regularly engaged in the business of making or owning commercial real estate loans or commercial loans secured by a pledge of interests in a mortgage borrower or owning and operating commercial mortgage properties; or (ii) an entity for which the borrower has obtained rating agency confirmation that the pledge to such entity will not, in and of itself, result in a downgrade, withdrawal or qualification of the ratings assigned to the series CD 2005-1 certificates.

o   PARTIAL RELEASES. The related loan documents permit the borrower to obtain the release of one or more parcels or outlots proposed to be transferred to a third party in connection with the expansion or other development of the
    Florence Mall Property upon satisfaction of certain conditions, including but not limited to, that (i) no default or event of default has occurred and is continuing under the Florence Mall Loan, (ii) the parcel is vacant, non-income producing and unimproved and (iii) each rating agency rating the series CD 2005-C1 certificates has confirmed that the release will not result in a downgrade, withdrawal or qualification of the then-current ratings assigned by it to the series CD 2005-C1 certificates.

o   COLLATERAL SUBSTITUTION. The related loan documents permit the borrower to obtain a release of one or more portions of the Florence Mall Property provided that certain conditions in the related loan documents are satisfied, including that (i) the portion to be released must be vacant, non-income producing and unimproved or improved by landscaping utility facilities or surface parking, (ii) simultaneously with such release, the mortgage be spread to a substitute parcel of reasonably equivalent value, condition and utility, (iii) that no event of default has occurred and is continuing and (iv) the borrower comply with all other requirements set forth in the loan documents including paying the expenses of lender;
    provided, however, that a rating agency confirmation is not required in connection with such substitution.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                   Page 63

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

                      PRIVATE MINI SELF STORAGE PORTFOLIO
-------------------------------------------------------------------------------

             [PRIVATE MINI SELF STORAGE PORTFOLIO PICTURES OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 64

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

                      PRIVATE MINI SELF STORAGE PORTFOLIO
-------------------------------------------------------------------------------

           [PRIVATE MINI SELF STORAGE PORTFOLIO LOCATION MAP OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 65

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

                      PRIVATE MINI SELF STORAGE PORTFOLIO
-------------------------------------------------------------------------------

           [PRIVATE MINI SELF STORAGE PORTFOLIO LOCATION MAP OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 66

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1
                      PRIVATE MINI SELF STORAGE PORTFOLIO

                            LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                           GACC
 CUT-OFF DATE PRINCIPAL BALANCE                          $86,265,101
 PERCENTAGE OF INITIAL MORTGAGE
   POOL BALANCE                                                 2.2%
 NUMBER OF MORTGAGE LOANS                                          1
 LOAN PURPOSE                                              Refinance
 SPONSOR                                    AMERCO and Guy Robertson
 OWNERSHIP INTEREST                    21 Fee Simple and 1 Leasehold
 MORTGAGE RATE                                               5.8400%
 MATURITY DATE                                        August 1, 2015
 AMORTIZATION TYPE                             Paritial IO / Balloon
 INTEREST ONLY PERIOD (MOS.)                                      60
 ORIGINAL TERM / AMORTIZATION TERM                         120 / 360
 REMAINING TERM / REMAINING
  AMORTIZATION TERM                                        117 / 360
 LOCKBOX                               In-Place Soft, Springing Hard

 UP-FRONT RESERVES
   TAX / INSURANCE                                         Yes / Yes
   REPLACEMENT                                           $   187,000

 ONGOING MONTHLY RESERVES
   TAX / INSURANCE(1)                                      Yes / Yes
   REPLACEMENT(2)                                          Springing

 ADDITIONAL FINANCING(3)                                         Yes

 CUT-OFF DATE PRINCIPAL BALANCE                          $86,265,101
 CUT-OFF DATE PRINCIPAL BALANCE/SF                               $49
 CUT-OFF DATE LTV RATIO                                       66.40%
 MATURITY DATE LTV RATIO                                      61.98%
 UW NCF DSCR                                                   1.39x
--------------------------------------------------------------------------------

(1)   Ongoing deposits for taxes of $129,333 per month. The Private Mini Self
      Storage Portfolio Loan documents do not require the borrower to make such deposits if (i) no event of default exists, (ii) the borrower provides proof of payment, (iii) the DSCR is not less than 1.23x and (iv) at least
      $776,000 is on deposit. Ongoing deposits for insurance premiums of $9,400 per month. The Private Mini Self Storage Portfolio Loan documents do not require the borrower to make such deposits if (i) no event of default exists, (ii) the borrower provides proof of payment, (iii) the DSCR is not less than 1.23x and (iv) at least $56,400 is on deposit.

(2)   Ongoing replacement reserves of $15,583 per month if the amount on deposit falls below the upfront reserve of $187,000.

(3)   See "-- Current Mezzanine or Subordinate Indebtedness" and "-- Future
      Mezzanine or Subordinate Indebtedness" below.

                                PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                               22
 LOCATION(4)                                                             Various
 PROPERTY TYPE                                                      Self Storage
 SIZE (SF)                                                             1,755,352
 OCCUPANCY % AS OF JULY 14, 2005                                           85.4%
 YEAR BUILT / YEAR RENOVATED                                           1990-2003
 APPRAISED VALUE(5)                                                 $129,920,000
 PROPERTY MANAGEMENT              U-Haul affiliates; properties located in Texas
                                             subject to sub-management agreement
                                         with Private Mini Storage Manager, Inc.
 UW ECONOMIC OCCUPANCY %                                                  80.38%
 UW REVENUES                                                        $ 15,214,700
 UW EXPENSES                                                        $  6,524,073
 UW NET OPERATING INCOME (NOI)                                      $  8,690,627
 UW NET CASH FLOW (NCF)                                             $  8,506,911
--------------------------------------------------------------------------------

(4)   Two properties are located in Alabama, seven in Florida, one in Georgia, two in North Carolina, one in South Carolina and nine in Texas.

(5)   The individual appraised values total $117,760,000. The appraiser gave additional value to the portfolio as a whole due to efficiences associated with property management and also lowered the capitalization rate giving a roll-up portfolio
     value of $129,920,000.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 67

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1
                      PRIVATE MINI SELF STORAGE PORTFOLIO

                          PRIVATE SELF MINI STORAGE PORTFOLIO SUMMARY
                                                         CUT-OFF
                                                           DATE      YEAR BUILT /
           PROPERTY NAME               CITY, STATE       BALANCE       RENOVATED     TOTAL SF
---------------------------------- ------------------ ------------- -------------- ------------

 Private Mini-League City            League City, TX  $ 6,349,718       1992          241,533
 Private Mini-West Park                Houston, TX    $ 6,071,420       1992           98,326
 Private Mini-Eastlake                 Oldsmar, FL    $ 5,089,157       1991           60,985
 Private Mini-Westbelt                 Houston, TX    $ 4,887,703       1992          156,593
 Private Mini-Lancaster               Pineville, NC   $ 4,867,091       2001           66,558
 Private Mini-Safe Harbor             Cornelius, NC   $ 4,536,494       1996           61,245
 Private Mini-Highway 620              Austin, TX     $ 4,181,479    2000 / 2001       76,393
 Private Mini-LaMarque                La Marque, TX   $ 4,101,265       1990          122,145
 Private Mini-103rd                 Jacksonville, FL  $ 4,038,934       1990           64,770
 Private Mini-Walsingham                Largo, FL     $ 4,026,855       1991           61,120
 Private Mini-Melbourne               Melbourne, FL   $ 3,982,949       1991           57,410
 Private Mini-Cutten                   Houston, TX    $ 3,856,826       1992           66,953
 Private Mini-Palm Harbor            Palm Harbor, FL  $ 3,684,086       1991           63,032
 Private Mini-Nesbit Ferry           Alpharetta, GA   $ 3,617,583       2001           55,942
 Private Mini-Central Expressway       Dallas, TX     $ 3,373,477       1992           74,606
 Private Mini-Mountainbrook          Birmingham, AL   $ 3,279,292       2002           64,610
 Private Mini-Castle Hills           San Antonio, TX  $ 3,056,571       1995           62,366
 Private Mini-Monroe                 Tallahassee, FL  $ 2,959,231       2003           53,555
 Private Mini-Florida Avenue            Tampa, FL     $ 2,823,947       1991           61,322
 Private Mini-Wycliffe                 Houston, TX    $ 2,753,332       1991           62,586
 Private Mini-Elmwood                 Columbia, SC    $ 2,400,310       2000           61,335
 Private Mini-Huntsville             Huntsville, AL   $ 2,327,384       1993           61,967
                                                      -----------                     -------
                                                      $86,265,101                   1,755,352
                                                      ===========                   =========

                                     CUT-OFF
                                      DATE
                                    PRINCIPAL
                                     BALANCE                              APPRAISED       APPRAISED    UNDERWRITTEN
           PROPERTY NAME             PER SF     UNITS    OCCUPANCY(1)      VALUE(2)     VALUE PER SF   NET CASH FLOW
---------------------------------- ---------- --------- -------------- --------------- -------------- --------------

 Private Mini-League City           $ 26.29       954        87.60%     $  8,240,000     $  34.12       $  626,168
 Private Mini-West Park             $ 61.75       718        92.20%     $  8,410,000     $  85.53       $  598,725
 Private Mini-Eastlake              $ 83.45       569        95.50%     $  7,060,000     $ 115.77       $  501,860
 Private Mini-Westbelt              $ 31.21       748        81.30%     $  7,310,000     $  46.68       $  481,994
 Private Mini-Lancaster             $ 73.13       518        88.90%     $  5,990,000     $  90.00       $  479,961
 Private Mini-Safe Harbor           $ 74.07       488        99.20%     $  5,500,000     $  89.80       $  447,360
 Private Mini-Highway 620           $ 54.74       566        87.90%     $  5,070,000     $  66.37       $  412,351
 Private Mini-LaMarque              $ 33.58       660        73.90%     $  5,700,000     $  46.67       $  404,440
 Private Mini-103rd                 $ 62.36       572        80.00%     $  5,430,000     $  83.84       $  398,293
 Private Mini-Walsingham            $ 65.88       688        85.40%     $  5,460,000     $  89.33       $  397,102
 Private Mini-Melbourne             $ 69.38       590        95.70%     $  5,100,000     $  88.83       $  392,773
 Private Mini-Cutten                $ 57.60       616        83.60%     $  5,350,000     $  79.91       $  380,336
 Private Mini-Palm Harbor           $ 58.45       649        85.10%     $  5,240,000     $  83.13       $  363,301
 Private Mini-Nesbit Ferry          $ 64.67       447        92.70%     $  4,860,000     $  86.88       $  356,743
 Private Mini-Central Expressway    $ 45.22       702        76.10%     $  4,810,000     $  64.47       $  332,670
 Private Mini-Mountainbrook         $ 50.76       575        90.90%     $  5,470,000     $  84.66       $  323,383
 Private Mini-Castle Hills          $ 49.01       564        83.00%     $  4,170,000     $  66.86       $  301,419
 Private Mini-Monroe                $ 55.26       484        95.10%     $  3,300,000     $  61.62       $  291,820
 Private Mini-Florida Avenue        $ 46.05       668        82.90%     $  3,650,000     $  59.52       $  278,480
 Private Mini-Wycliffe              $ 43.99       606        78.10%     $  4,760,000     $  76.06       $  271,516
 Private Mini-Elmwood               $ 39.13       601        79.90%     $  3,500,000     $  57.06       $  236,703
 Private Mini-Huntsville            $ 37.56       581        76.30%     $  3,380,000     $  54.55       $  229,512
                                    -------       ---        -----      ------------     --------       ----------
                                    $ 49.14    13,564        85.43%     $129,920,000     $  74.01       $8,506,911
                                    =======    ======        =====      ============     ========       ==========

(1)   Occupancy is based on total occupied square feet as of July 14, 2005.

(2)   The individual appraised values total $117,760,000. The appraiser gave additional value to the Private Mini Self Storage Portfolio Properties as
      a whole due to efficiencies associated with property management and also lowered the capitalization rate giving a roll-up portfolio value of
      $129,920,000.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 68

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1
                      PRIVATE MINI SELF STORAGE PORTFOLIO

o   THE LOAN. The subject mortgage loan (the "Private Mini Storage Portfolio
    Loan") is secured by 22 first mortgages (twenty-one of which are secured by the borrower's fee simple interest in the Private Mini Storage Portfolio
    Properties and one is secured by the borrower's leasehold interest in a
    Private Mini Storage Portfolio Property) that encumber a portfolio of 22 self storage facilities located in six states (Texas, Florida, North
    Carolina, Georgia, Alabama and South Carolina) (the "Private Mini Storage
    Portfolio Properties"). The Private Mini Storage Portfolio Loan has a
    cut-off date principal balance of $86,265,101, which represents approximately 2.2% of the initial mortgage pool balance.

    The Private Mini Storage Portfolio Loan was originated on July 15, 2005, has a remaining term of 117 months and matures on August 1, 2015. The borrower is required to make interest-only payments for the first 60 months of the
    Private Mini Storage Portfolio Loan term, and thereafter, fixed monthly payments of interest and principal, based on a 30-year amortization schedule. The Private Mini Storage Portfolio Loan permits defeasance beginning two years after the issue date for the series CD 2005-C1 certificates. In addition, partial defeasance is permitted as described below under the "Property Substitution/Partial Defeasance".

o   THE BORROWER. The borrower, PM Partners, L.P, is a special purpose, bankruptcy remote entity, sponsored by Guy Robertson and AMERCO. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Private Mini Storage Portfolio Loan. AMERCO is
    one of the largest North American operators of self storage properties and has been a leader in the self storage industry since 1974. AMERCO has four main businesses: Moving and Storage Operations, Property and Casualty
    Insurance, Life Insurance and SAC Holdings. Net revenues from AMERCO's
    Moving and Storage operating segment were approximately 89% of the company's net revenue in fiscal year 2005. AMERCO's Storage business consists of
    U-Haul self storage room rentals, self storage related product and service sales and management of non-owned self storage facilities. AMERCO filed for bankruptcy protection in 2003 and emerged from bankruptcy in 2004. Guy
    Robertson has been a principal in developing and leasing over 250 properties, including 46 first generation self storage facilities (with over
    3 million square feet) located throughout the Southern and Southeastern
    United States.

o   THE PROPERTIES. The Private Mini Storage Portfolio Properties include 22 self storage facilities totaling 13,564 units and approximately 1,755,352 square feet of net rentable area. The Private Mini Storage Portfolio
    Properties are located in 19 different cities in six states with a majority of the properties located in major metropolitan areas. The Private Mini
    Storage Portfolio Properties were constructed between 1990 and 2003. As of
    July 14, 2005, the occupancy rate for the Private Mini Storage Portfolio
    Properties was approximately 85.43% based on the net rentable area of each property. All of the facilities offer a combination of climate controlled and non-climate controlled units. Further, some Private Mini Storage
    Portfolio Properties provide parking for boats and recreational vehicles with electrical components for the customers' convenience. According to the
    Self Storage Almanac, over the past 10 years, national occupancy levels for self storage facilities have ranged from a low of 82.9% in 1998 to a high of
    89.9% in 1994. The occupancy figure for 2004 is 86.5%, which is consistent with the performance of the Private Mini Storage Portfolio Properties'
    occupancy rate of 85.4%.

o   LOCK BOX ACCOUNT. Revenue from the Private Mini Storage Portfolio Properties is required to be collected by the borrower and/or the property manager and deposited into a lender designated lockbox account. Provided that no event of default under the Private Mini Storage Portfolio Loan exists, the borrower has access to such lender designated lockbox account and the deposits therein.

o   CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. A mezzanine loan in the original principal amount of $33,000,000 (the "Mezzanine Loan") is secured by pledges of limited partnership interests in the borrower, stock in the general partner of the borrower and certain other equity interests in borrower affiliates ("Affiliate Collateral"), which equity interests are owned by the mezzanine borrower. The Affiliate Collateral includes the ownership interests of the borrower in properties that secure $144,734,899 of non-crossed collateralized debt that will not be included in the trust for the series CD 2005-C1 certificates. Consequently, the Mezzanine Loan is secured by pledges of ownership interests in borrowers that secure
    $231,000,000 of senior mortgage debt. The Mezzanine Loan is a 10-year fixed rate loan that requires monthly interest and principal payments (on a
    25-year amortization schedule) throughout the term of the Private Mini
    Storage Portfolio Loan.

o   FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. A junior mezzanine loan, in an amount not to exceed $10,000,000, is permitted under the Private Mini
    Storage Portfolio Loan documents. Certain requirements include that based upon the first

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 69

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1
                      PRIVATE MINI SELF STORAGE PORTFOLIO

    mortgage, the senior mezzanine loan and the junior mezzanine loan, the debt serve courage ratio is not less than 1.00x (including the Affiliate
    Collateral), the loan-to-value ratio does not exceed the loan-to-value ratio as of the closing date and rating agency confirmation is obtained. The junior mezzanine loan will be secured by a pledge of equity interests in the mezzanine borrower under the $33,000,000 mezzanine loan.

o   MANAGEMENT. The Private Mini Storage Portfolio Properties are managed by various subsidiaries of U-Haul International, Inc, an affiliate of the borrower. The properties that are located in Texas are managed by Private
    Mini Storage Manager, Inc., an affiliate of the borrower, pursuant to a sub-management agreement.

o   PROPERTY SUBSTITUTION/PARTIAL DEFEASANCE. The borrower has the right to substitute a new property for any individual property securing the Private
    Mini Storage Portfolio Loan by substituting a property of like character and quality (i) voluntarily, up to 20% of the collateral calculated by allocated loan amount, (ii) in the event the Private Mini Storage Portfolio Loan is accelerated upon an incurable breach of a representation or warranty with respect to any individual property, (iii) in the event the lender does not make casualty or condemnation proceeds available to the borrower for restoration of any individual property or (iv) if an individual property is determined by the borrower to be no longer economically viable and the lender approves such determination. Substitutions of individual properties are subject to the satisfaction of certain conditions, including, but not limited to: (a) no event of default exists (except with respect to (ii)
    above), (b) delivery of third party reports and appraisals for the substitute property, (c) rating agency confirmation, (d) the debt service coverage ratio following the substitution is equal to the higher of the debt service coverage ratio as of the closing date or immediately prior to the substitution, (e) the loan-to-value ratio following the substitution is equal to the lower of the loan-to-value ratio (x) as of the closing date or
    (y) immediately prior to such substitution and (f) the debt service coverage ratio and loan-to-value ratio with respect to the substitute property on the date of substitution is no worse than the debt service coverage ratio and loan-to-value of the released property were as of the origination date. In addition, if any of the events described in clauses (ii), (iii) or (iv)
    above occur, the borrower has the option, instead of substitution, to partially defease the Private Mini Storage Portfolio Loan in an amount equal to 100% of the allocated loan amount for such individual property and obtain a release of the affected property.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 70

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 71

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

                     CEDARBROOK CORPORATE CENTER PORTFOLIO

-------------------------------------------------------------------------------

            [CEDARBROOK CORPORATE CENTER PORTFOLIO PICTURES OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 72

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1
                     CEDARBROOK CORPORATE CENTER PORTFOLIO

          [CEDARBROOK CORPORATE CENTER PORTFOLIO LOCATION MAP OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 73

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1
                     CEDARBROOK CORPORATE CENTER PORTFOLIO

                              LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                       GACC
 CUT-OFF DATE PRINCIPAL BALANCE                                      $65,000,000
 PERCENTAGE OF INITIAL MORTGAGE
  POOL BALANCE                                                              1.7%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                          Refinance
 SPONSOR                                      A. Joseph Stern and Aaron Drillick
 OWNERSHIP INTEREST                                                   Fee Simple
 MORTGAGE RATE                                                           5.1620%
 MATURITY DATE                                                   October 1, 2015
 AMORTIZATION TYPE                                          Partial IO / Balloon
 INTEREST ONLY PERIOD (MOS.)                                                  24
 ORIGINAL TERM / AMORTIZATION TERM                                     120 / 360
 REMAINING TERM / REMAINING
  AMORTIZATION TERM                                                    119 / 360
 LOCKBOX(1)                                                                 None

 UP-FRONT RESERVES
   TAX / INSURANCE                                                      Yes / No
   RHODIA OCCUPANCY RESERVE(2)                                       $ 1,000,000
   REPAIR AND REMEDIATION                                            $    21,625

 ONGOING MONTHLY RESERVES
   TAX / INSURANCE                                                      Yes / No
   REPLACEMENT(3)                                                    $     5,657
   TI/LC(4)                                                          $    21,214

 ADDITIONAL FINANCING                                                         No

 CUT-OFF DATE PRINCIPAL BALANCE                                      $65,000,000
 CUT-OFF DATE PRINCIPAL BALANCE/SF                                   $       191
 CUT-OFF DATE LTV RATIO                                                   79.85%
 MATURITY DATE LTV RATIO                                                  69.38%
 UW NCF DSCR                                                               1.25x
--------------------------------------------------------------------------------

(1)   Springing hard lockbox upon an event of default.

(2)   To be released to borrower during the first two years of the loan term, upon satisfaction of certain conditions. For further discussion, see
      "--The Property" below.

(3)   Capped at $339,428.

(4)   Capped at $1,272,855.

                   PROPERTY INFORMATION
--------------------------------------------------------------------------------
 LOCATION                                                           Cranbury, NJ
 NUMBER OF MORTGAGED PROPERTIES                                                1
 PROPERTY TYPE(5)                                               Office, Suburban
 SIZE (SF)                                                               339,428
 OCCUPANCY % AS OF SEPTEMBER 14,
 2005(6)                                                                   99.5%
 YEAR BUILT / YEAR RENOVATED                                         1991 - 2005
 APPRAISED VALUE                                                     $81,400,000
 PROPERTY MANAGEMENT        Eastern Properties, Inc. (affiliate of the borrower)

 UW ECONOMIC OCCUPANCY %                                                  95.00%
 UW REVENUES                                                         $ 7,453,026
 UW EXPENSES                                                         $ 1,755,872
 UW NET OPERATING INCOME (NOI)                                       $ 5,697,154
 UW NET CASH FLOW (NCF)                                              $ 5,325,401
--------------------------------------------------------------------------------

(5)   The property is primarily used as a research and development office complex.

(6)   The building is 99.5% leased with actual occupancy of 73.0% based on the fact that one building is still under construction. It is expected that the building will be completed in November with the tenant, Rhodia, Inc., commencing rent payments on January 1, 2006. A clean estoppel has been received from Rhodia, Inc.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 74

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1
                     CEDARBROOK CORPORATE CENTER PORTFOLIO

                                                       TENANT SUMMARY
                                                                 % OF NET                              % OF
                                  RATINGS         NET RENTABLE   RENTABLE                             ACTUAL    DATE OF LEASE
       TENANT NAME         S&P/MOODY'S/FITCH(1)     AREA (SF)      AREA     RENT PSF   ACTUAL RENT     RENT      EXPIRATION
------------------------- ---------------------- -------------- ---------- ---------- ------------- ---------- --------------

 Purdue Pharma L.P.           NR / NR / NR           114,486        33.7%  $ 15.50     $1,774,533       26.4%     02/28/12
 Rhodia, Inc.(2)               B / B3 / NR            90,000        26.5%  $ 24.95     $2,245,500       33.4%     12/31/15
 3-D Pharmaceuticals(3)      AAA / Aaa / AAA          41,920        12.4%  $ 24.20     $1,014,548       15.1%     05/31/07
 Valera Pharmaceuticals       NR / NR / NR            29,772         8.8%  $ 24.85     $  739,867       11.0%     03/31/14
 A.M. Todd                    NR / NR / NR            19,790         5.8%  $ 13.42     $  265,637        3.9%     09/30/10
 Top 5 Tenants                                       295,968        87.2%  $ 20.41     $6,040,085       89.8%
 Non-major Tenants                                    41,875        12.3%  $ 16.38     $  685,932       10.2%
                                                     -------       -----   -------     ----------      -----
 Occupied Total                                      337,843        99.5%  $ 19.91     $6,726,017      100.0%
 Vacant Space                                          1,585         0.5%
                                                     -------       -----
 COLLATERAL TOTAL                                    339,428       100.0%
                                                     =======       =====

(1)   Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)   Rhodia, Inc. is currently not in occupancy of its space but is expected to be in occupancy and paying rent by January 1, 2006. Rhodia's lease expires December 31, 2015 with two 5-year options.

(3)   3-D Pharmaceuticals occupies a total of 41,920 square feet of space,
      31,423 square feet which is sub-leased from Advanced Medicine-East with the same lease expiration date.

                                                     LEASE ROLLOVER SCHEDULE
                             WTD. AVG. IN PLACE
               # OF LEASES     BASE RENT PSF     TOTAL SF     % OF TOTAL      CUMULATIVE %     % OF IN PLACE   CUMULATIVE % OF IN
     YEAR        ROLLING          ROLLING         ROLLING   SF ROLLING(4)   OF SF ROLLING(4)    RENT ROLLING   PLACE RENT ROLLING
------------- ------------- ------------------- ---------- --------------- ------------------ --------------- -------------------

 2005                0           $  0.00               0         0.00%             0.00%             0.00%             0.00%
 2006                2           $ 17.23          11,714         3.45%             3.45%             3.00%             3.00%
 2007                4           $ 21.82          63,020        18.57%            22.02%            20.45%            23.45%
 2008                1           $ 15.00           4,878         1.44%            23.45%             1.09%            24.54%
 2009                0           $  0.00               0         0.00%            23.45%             0.00%            24.54%
 2010                2           $ 13.65          23,138         6.82%            30.27%             4.70%            29.23%
 2011                0           $  0.00               0         0.00%            30.27%             0.00%            29.23%
 2012                1           $ 15.50         114,486        33.73%            64.00%            26.38%            55.61%
 2013                0           $  0.00               0         0.00%            64.00%             0.00%            55.61%
 2014                3           $ 24.85          29,772         8.77%            72.77%            11.00%            66.61%
 2015                1           $ 24.95          90,000        26.52%            99.29%            33.39%           100.00%
 2016                0           $  0.00               0         0.00%            99.29%             0.00%           100.00%
 2017                0           $  0.00               0         0.00%            99.29%             0.00%           100.00%
 Thereafter          2           $  0.00             835         0.25%            99.53%             0.00%           100.00%
                     -                           -------        -----                              ------
 TOTALS             16                           337,843        99.53%                             100.00%
                                                 =======        =====                              ======

(4)   Based on total property square footage of 339,428.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 75

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1
                     CEDARBROOK CORPORATE CENTER PORTFOLIO

o   THE LOAN. The subject mortgage loan (the "Cedarbrook Corporate Center
    Portfolio Loan") is secured by a first mortgage encumbering three Class "A"
    research and development buildings and one Class "A" office building, which in the aggregate total approximately 339,428 square feet. The Cedarbrook
    Corporate Center Portfolio Property, located within the 13 building
    Cedarbrook Corporate Center office park, is located in Cranbury, Middlesex
    County, New Jersey (the "Cedarbrook Corporate Center Portfolio Property").
    The Cedarbrook Corporate Center Portfolio Loan has a cut-off date principal balance of $65,000,000 and provides for payments of interest only for the initial two years of the Cedarbrook Corporate Center Portfolio Loan term, amortizing on a 30-year schedule thereafter. The Cedarbrook Corporate Center
    Portfolio Loan represents approximately 1.7% of the initial mortgage pool balance and was originated by German American Capital Corporation on
    September 15, 2005.

    The Cedarbrook Corporate Center Portfolio Loan has a remaining term of 119 months and matures on October 1, 2015. The Cedarbrook Corporate Center
    Portfolio Loan may be prepaid on or after July 1, 2015, and permits defeasance beginning two years after the issue date for the series CD
    2005-C1 certificates.

o   THE BORROWER. The borrower, Cedarbrook 2005, L.P., a New Jersey limited partnership, is a special purpose, bankruptcy remote entity. Legal counsel for the borrower delivered a non-consolidation opinion in connection with the origination of the Cedarbrook Corporate Center Portfolio Loan. The
    sponsor of the borrower is Mr. A. Joseph Stern who, with his wife, founded
    Eastern Properties, Inc. in 1975. From 1975 to 1993, Eastern Properties,
    Inc. was primarily involved in the construction of approximately 4,000 single and multi-family residential homes. Since 1993, Eastern Properties,
    Inc.'s emphasis has been on commercial development. Mr. Stern's real estate portfolio includes approximately 1,288,000 square feet of
    commercial/industrial buildings, 296 apartment units and 450 nursing beds.

o   THE PROPERTY. The Cedarbrook Corporate Center Portfolio Property is
    comprised of three research and development facilities and one office building situated on approximately 45.06 acres. 3 Cedarbrook Drive was constructed in 1991, 8 Clark Drive in 1997, 6 Cedarbrook Drive in 2002 and 8
    Cedarbrook Drive in 2005. All four buildings are of high quality steel-framed construction and have above average durable interior finishes.
    As of September 14, 2005, the Cedarbrook Corporate Center Portfolio Property
    was approximately 99.53% leased.

    The Cedarbrook Corporate Center Portfolio Property is located at the northeast corner of US Route 130 and is conveniently close to many major New
    Jersey roads and interstates including the New Jersey Turnpike (Exit 8A), the Garden State Parkway and I-287. The Cedarbrook Corporate Center
    Portfolio Property is located approximately 20 miles south of Newark Airport and Port Newark, two major air and shipping hubs in the region. Also located proximate to the Cedarbrook Corporate Center Portfolio Property are several large non-governmental employers including Bristol-Myers Squibb Co.,
    Meridian Health, Princeton University, Rutgers University, Merck & Co. Inc.,
    Capital Health System and Johnson & Johnson.

PROPERTY                          ACRES      SQUARE FOOTAGE     SINGLE TENANT
-----------------------------   ---------   ----------------   --------------
  3 Cedarbrook Drive             7.31           57,812               No
  6 Cedarbrook Drive            16.93           114,486              Yes
  8 Cedarbrook Drive            12.80           90,000               Yes
  8 Clark Drive                  8.02           77,130               No
                                -----           -------
  TOTAL                         45.06           339,428

  The largest tenant is Purdue Pharma L.P. ("Purdue"), which occupies 114,486 square feet of space pursuant to a triple net lease. Purdue occupies 100% of the net rentable area of 6 Cedarbrook Drive or 33.73% of the net rentable area of the Cedarbrook Corporate Center Portfolio Property. Purdue has
  invested $21.2 million in its initial build-out of the space and additional improvements to its space. Purdue is primarily known for its pioneering research in the area of persistent pain. The Purdue lease expires in
  February 2012, with three, 5-year extension options.

  The second largest tenant is Rhodia, Inc. ("Rhodia"), which, as of January
  1, 2006, will occupy 90,000 square feet at 8 Cedarbrook Drive pursuant to a gross lease. Rhodia will occupy 100% of the net rentable area of 8
  Cedarbrook Drive or 26.52%

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 76

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1
                     CEDARBROOK CORPORATE CENTER PORTFOLIO

    of the net rentable area of the Cedarbrook Corporate Center Portfolio
    Property. The 8 Cedarbrook Drive building is under construction with construction expected to be complete in November 2005. Rhodia provides a range of products and services to the consumer care, food, industrial care, pharmaceutical, agrochemical, automotive, electronic, and fibers market. The
    Rhodia lease commences on January 1, 2006 and expires in December of 2015, with two, 5-year extension options. At the closing of the Cedarbrook
    Corporate Center Portfolio Loan, the borrower escrowed $1,000,000 with the lender (the "Rhodia Occupancy Reserve"), which amount will be released to the borrower upon, among other things (i) Rhodia being in occupancy of the premises, open for business and paying rent, (ii) the completion of all landlord and tenant work items and obligations, (iii) delivery to the lender of a certificate of occupancy from the appropriate municipality for the
    Rhodia space and (iv) delivery to the lender of an estoppel certificate from
    Rhodia.

    The third largest tenant is 3-D Pharmaceuticals ("3DP"), which occupies
    41,920 square feet of space pursuant to a triple net lease. Of the 41,920 square feet, 31,423 square feet has been subleased from Advanced
    Medicine-East. 3DP accounts for approximately 12.35% of the net rentable area of the Cedarbrook Corporate Center Portfolio Property. 3DP, which was acquired by Johnson & Johnson ("JNJ") in 2003, is operated as a semi-independent drug-discovery unit of Johnson & Johnson Research and
    Development. 3DP applies the latest techniques in high thoroughput screening, combinatorial chemistry and cheminformatives to discover and develop new drugs in the area of oncology, inflammation, metabolic and cardiovascular diseases. As of October 1, 2005, 3DP's parent, JNJ was rated
    "AAA" by S&P and Fitch and "Aaa" by Moody's. The 3DP lease expires on May
    31, 2007, and has two, 5-year extension options for 10,497 square feet of its space.

o   LOCK BOX ACCOUNT. The Cedarbrook Corporate Center Portfolio Loan documents do not require a lock box. Upon the occurrence of an event of default with respect to the Cedarbrook Corporate Center Portfolio Loan, the borrower is required to enter into a lockbox agreement and to instruct the tenants to remit all rent payments to such lockbox. Thereafter, funds in the lockbox will be transferred to a cash collateral account and applied pursuant to the cash management agreement.

o   MANAGEMENT. Eastern Properties, Inc. is the property manager for the
    Cedarbrook Corporate Center Portfolio Property. The property manager is affiliated with the sponsor.

o   PARTIAL RELEASES. The Cedarbrook Corporate Center Portfolio Loan documents permit the partial defeasance and release of each of the four buildings upon, upon, among other things (i) the payment (with defeasance eligible collateral) of a release price equal to (a) 125% of the allocated loan amounts for 3 Cedarbrook Drive and 8 Clark Drive and (b) 115% of the
    allocated loan amounts for 6 Cedarbrook Drive and 8 Cedarbrook Drive, (ii)
    after giving effect to the release of the individual property, the debt service coverage ratio for the remaining properties must be greater than
    1.25x, and (iii) after giving effect to the release of the individual property the loan-to-value ratio may not exceed 75%, based on a new appraisal obtained by lender at borrowers sole cost and expense.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 77

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

                                 FAIRFAX CORNER
-------------------------------------------------------------------------------

                       [FAIRFAX CORNER PICTURES OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 78

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

                                 FAIRFAX CORNER
-------------------------------------------------------------------------------

                      [FAIRFAX CORNER LOCATION MAP OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 79

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1
                                 FAIRFAX CORNER

                            LOAN INFORMATION
-------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                             CGM
 CUT-OFF DATE PRINCIPAL BALANCE                           $60,947,000
 PERCENTAGE OF INITIAL MORTGAGE
  POOL BALANCE                                                   1.6%
 NUMBER OF MORTGAGE LOANS                                           1
 LOAN PURPOSE                                               Refinance
 SPONSOR                                           Milton V. Peterson
 OWNERSHIP INTEREST                    Fee in Part, Leasehold in Part
 MORTGAGE RATE                                                5.5360%
 MATURITY DATE                                          July 11, 2015
 AMORTIZATION TYPE                                 Partial IO/Balloon
 INTEREST ONLY PERIOD (MOS)                                        60
 ORIGINAL TERM / AMORTIZATION TERM                          120 / 420
 REMAINING TERM / REMAINING AMORTIZATION TERM               116 / 420
 LOCKBOX                                In Place Soft, Springing Hard
 UP-FRONT RESERVES
   TAX / INSURANCE                                           Yes / No
   TI/LC(1)                                               $   767,582
   RENT ESCALATION(2)                                     $   239,508
 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                                             Yes / No
   REPLACEMENT                                            $     1,361
 ADDITIONAL FINANCING(3)                                          Yes
 CUT-OFF DATE PRINCIPAL BALANCE                           $60,947,000
 CUT-OFF DATE PRINCIPAL BALANCE/SF                        $       407
 CUT-OFF DATE LTV RATIO                                        78.14%
 MATURITY DATE LTV RATIO                                       74.29%
 UW NCF DSCR                                                    1.20x
-------------------------------------------------------------------------------

(1)   In connection with the release of Building P, TI/LC Reserve now consists of $421,416 in gap rent reserves and $346,166 in leasing cost reserves after gap rent and TI/LC obligations related to Building P tenants were released. In addition, with the release of Building P, borrower deposited an amount of $27,160 for gap rent and an amount of $15,276 for leasing costs associated with TI/LC obligations for Wylie Wag.

(2)   At closing, borrower deposited $239,508 for rent escalations between July
      1, 2005 and June 30, 2008. The lender has underwritten scheduled rent escalations that are anticipated to occur prior to June 1, 2008. The rent escalations are estimated to result in an increase in annual rental income, based on leases currently in place, of $184,191. In order to address the resultant cashflow shortfall until the rent escalations occur, the lender heldback at closing an amount equal to the difference between gross rents projected as of July 1, 2005 and current gross rents for each year until June 30, 2008.

(3)   See "-- Mezzanine Debt" below.

                          PROPERTY INFORMATION
-------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                     1
 LOCATION                                                 Fairfax, VA
 PROPERTY TYPE                               Retail, Lifestyle Center
 SIZE (SF)(3)                                                 149,902
 OCCUPANCY % AS OF SEPTEMBER 13, 2005(3)                        88.6%
 YEAR BUILT / YEAR RENOVATED                          2003-2005 / NAP
 APPRAISED VALUE                                          $78,000,000
 PROPERTY MANAGEMENT                         Peterson Management L.C.
 UW ECONOMIC OCCUPANCY %                                        95.0%
 UW REVENUES                                              $ 6,461,783
 UW EXPENSES                                              $ 1,554,092
 UW NET OPERATING INCOME (NOI)                            $ 4,907,691
 UW NET CASH FLOW (NCF)                                   $ 4,731,974
-------------------------------------------------------------------------------

(3)   Does not reflect the square footage of space held by tenants under a ground lease.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 80

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                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1
                                 FAIRFAX CORNER
-------------------------------------------------------------------------------

                               TENANT SUMMARY(1)
                                                                       % OF NET
                                         RATINGS        NET RENTABLE   RENTABLE
            TENANT NAME             S&P/MOODY'S/FITCH     AREA (SF)      AREA
---------------------------------- ------------------- -------------- ----------

 REI                               NR/NR/NR                 22,833        12.5%
 Arhaus                            NR/NR/NR                 14,581         8.0%
 Coastal Flats (Ground Lease)      NR/NR/NR                  9,290         5.1%
 Uncle Julio's Rio Grande (Ground
  Lease)                           NR/NR/NR                  9,211         5.0%
 P.F. Chang's (Ground Lease)       NR/NR/NR                  8,020         4.4%
                                                            ------       -----
 Top 5 In-Line Tenants                                      63,935        35.0%

 Non-major Tenants                                         101,422        55.6%
                                                           -------       -----
 Occupied Total                                            165,357        90.6%

 Vacant Space                                               17,066         9.4%
                                                           -------       -----

 COLLATERAL TOTAL                                          182,423       100.0%
                                                           =======       =====

                                                               % OF
                                                              ACTUAL    DATE OF LEASE
            TENANT NAME             RENT PSF   ACTUAL RENT     RENT      EXPIRATION
---------------------------------- ---------- ------------- ---------- --------------

 REI                               $ 22.00     $  502,326       11.0%  09/18/13
 Arhaus                            $ 25.00     $  364,525        8.0%  09/11/13
 Coastal Flats (Ground Lease)      $ 18.84     $  175,000        3.8%  07/31/14
 Uncle Julio's Rio Grande (Ground
  Lease)                           $ 34.74     $  320,000        7.0%  01/28/24
 P.F. Chang's (Ground Lease)       $ 11.22     $   90,000        2.0%  09/21/18
                                   -------     ----------      -----
 Top 5 In-Line Tenants             $ 22.71     $1,451,851       31.8%

 Non-major Tenants                 $ 30.75     $3,118,536       68.2%
                                   -------     ----------      -----
 Occupied Total                    $ 27.64     $4,570,387      100.0%

 Vacant Space

 COLLATERAL TOTAL

                                               LEASE ROLLOVER SCHEDULE(1)
                           WTD. AVG. IN PLACE
             # OF LEASES     BASE RENT PSF     TOTAL SF   % OF TOTAL    CUMULATIVE %   % OF IN PLACE   CUMULATIVE % OF IN
    YEAR       ROLLING          ROLLING         ROLLING   SF ROLLING   OF SF ROLLING    RENT ROLLING   PLACE RENT ROLLING
----------- ------------- ------------------- ---------- ------------ --------------- --------------- -------------------

    2005           0           $  0.00               0        0.0%           0.0%            0.0%              0.0%
    2006           0           $  0.00               0        0.0%           0.0%            0.0%              0.0%
    2007           0           $  0.00               0        0.0%           0.0%            0.0%              0.0%
    2008           2           $ 36.88           3,197        1.8%           1.8%            2.6%              2.6%
    2009           9           $ 33.21          16,701        9.2%          10.9%           12.1%             14.7%
    2010           3           $ 31.65           8,515        4.7%          15.6%            5.9%             20.6%
    2011           0           $  0.00               0        0.0%          15.6%            0.0%             20.6%
    2012           0           $  0.00               0        0.0%          15.6%            0.0%             20.6%
    2013          16           $ 27.15          72,907       40.0%          55.5%           43.3%             63.9%
    2014           7           $ 25.61          30,701       16.8%          72.4%           17.2%             81.1%
    2015           1           $ 25.00           7,105        3.9%          76.3%            3.9%             85.0%
                  --                            ------       ----                           ----
   TOTALS         38                           139,126       76.3%                          81.1%
                  ==                           =======       ====                           ====

(1)   Calculated using 182,423 square feet, which includes tenants that occupy space pursuant to ground leases.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 81

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1
                                 FAIRFAX CORNER
-------------------------------------------------------------------------------

o   THE LOAN. The subject mortgage loan (the "Fairfax Corner Loan") is secured by a first mortgage encumbering a retail shopping center located in Fairfax,
    Virginia (the "Fairfax Corner Property"). The Fairfax Corner Loan has a
    cut-off principal balance of $60,947,000 and represents approximately 1.6%
    of the initial mortgage pool balance. The Fairfax Corner Loan was originated on July 11, 2005 and has an original principal balance of $67,150,000. On
    October 11, 2005, a 22,530 square feet building ("Building P") was released from the original collateral. In connection with this release, the original principal balance of the Fairfax Corner Loan was reduced to the current cut-off date balanced of $60,947,000. The Fairfax Corner Loan provides for interest-only payments for the first 60 months of its term, and thereafter, fixed monthly payments of principal and interest.

    The Fairfax Corner Loan has a remaining term of 116 months and matures on
    July 11, 2015. The Fairfax Corner Loan may be prepaid on or after May 11,
    2015, and permits defeasance with United States government obligations beginning 2 years after the issue date for the series CD 2005-C1 certificates.

o   THE BORROWER. The borrower is Fairfax Corner Retail L.C., a special purpose entity structured to be bankruptcy remote. The sponsor of the borrower is
    Milton V. Peterson. Mr. Peterson has over 34 years of real estate experience and is a principal and chairman of The Peterson Companies. The principals of
    The Peterson Companies have developed, acquired, managed or leased over three million square feet of retail space, four million square feet of office space and three million square feet of residential units in the
    Washington, DC metropolitan statistical area.

o   THE PROPERTY. The Fairfax Corner Property is an approximately 149,902 square foot life-style center situated on approximately 25.8 acres. The Fairfax
    Corner Property was constructed between 2003 to 2005. The Fairfax Corner
    Property is located in Fairfax Virginia, within the Washington D.C.
    metropolitan statistical area. As of September 30, 2005, the occupancy rate for the Fairfax Corner Property was approximately 88.6%.

    The largest tenant is Recreational Equipment, Inc. ("REI") occupying 22,833 square feet, or approximately 15.2% of the net rentable area. REI operates as a cooperative for the purpose of purchasing and selling outdoor equipment and sporting goods through over 70 retail stores, in approximately 25 states, the District of Columbia and the Internet. The REI lease expires in
    September 2013. The second largest tenant is Arhaus, occupying 14,581 square feet, or approximately 9.7% of the net rentable area. Arhaus, whose parent company is Homeworks, Inc., is a furniture retailer with over 25 stores in approximately 10 states. The Arhaus lease expires in September 2013. The third largest tenant is Elizabeth Arden Red Door Salon, occupying 7,105 square feet, or approximately 4.7% of the net rentable area. Elizabeth Arden
    Red Door Salon operates approximately 27 luxury spas and salons across the
    United States and Europe. The Elizabeth Arden Red Door Salon lease expires in January 2015.

o   LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a lock box account which are then swept daily into an account under the borrower's control, unless an event of default exists or a periodically measured debt service coverage ratio falls below 1.00x (based upon actual debt service) in which case sums on deposit in the lockbox account are swept daily to a lender account to pay debt service and any ongoing reserve payments, with the balance of such sums being paid to borrower (provided no event of default has occurred and is continuing))
    until the debt service coverage ratio rises above 1.00x and any event of default (if one exists) is cured.

o   MEZZANINE DEBT. Any constituent party of the borrower which is not required to be a single purpose entity is permitted to obtain mezzanine financing secured by its ownership interest in the borrower, subject to, among other conditions: (i) a maximum mezzanine financing of $15,000,000, (ii) a maximum loan-to-value ratio (based on the aggregate balances of the Fairfax Corner
    Loan and the mezzanine debt) of 90%; (iii) if the mezzanine debt bears interest at a floating rate, the maintenance of an interest rate cap agreement during the term of the mezzanine loan with a strike price that results in a debt service coverage ratio (based on the aggregate debt service payments under the Fairfax Corner Loan and the mezzanine debt) of no less than 1.10x; (iv) the debt service coverage ratio (based on the aggregate debt service payments under the Fairfax Corner Loan and the mezzanine debt) immediately following the closing of the mezzanine debt will not be less than 1.10x (with the interest rate for any portion of the mezzanine debt that bears interest at a floating rate calculated using the strike price referred to in clause (iii) above plus the spread under mezzanine loan); (v) lender approval over the identity of the mezzanine lender; and (vi) an intercreditor agreement in form and substance acceptable to the rating agencies and reasonably acceptable to the mortgage lender.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 82

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1
                                 FAIRFAX CORNER
-------------------------------------------------------------------------------

o   PARTIAL RELEASES. Certain affiliates of borrower are contemplating development of certain unimproved property located adjacent to the Fairfax
    Corner Property (the "Development"). In connection with the Development, lender granted borrower the right to obtain a release of certain specified parking areas at the Fairfax Corner Property as well as an improved parcel at the Fairfax Corner Property (each of which was excluded from the appraised value of the Fairfax Corner Property and the underwritten cash flow of the Fairfax Corner Property) specifically identified on a schedule to the loan documents, subject to certain conditions precedent (including delivery of a REMIC opinion and, with respect to the aforesaid parking areas, that borrower be immediately afforded the rights to parking thereon through a reciprocal easement agreement).

o   MANAGEMENT. Peterson Management L.C. is the property manager for the Fairfax
    Corner Property. The property manager is affiliated with the borrower.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 83

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

                            UNION SQUARE APARTMENTS
-------------------------------------------------------------------------------

                   [UNION SQUARE APARTMENTS PICTURES OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 84

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

                            UNION SQUARE APARTMENTS
-------------------------------------------------------------------------------

                 [UNION SQUARE APARTMENTS LOCATION MAP OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 85

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

                            UNION SQUARE APARTMENTS
-------------------------------------------------------------------------------

                 [UNION SQUARE APARTMENTS LOCATION MAP OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 86

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1
                            UNION SQUARE APARTMENTS
-------------------------------------------------------------------------------

                               LOAN INFORMATION
-------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                      GACC
 CUT-OFF DATE PRINCIPAL BALANCE                                     $58,000,000
 PERCENTAGE OF INITIAL MORTGAGE
   POOL BALANCE                                                            1.5%
 NUMBER OF MORTGAGE LOANS                                                     1
 LOAN PURPOSE                                                         Refinance
 SPONSOR                                   Leslie Schlesinger, Adam Schlesinger
                                                          and Jason Schlesinger
 OWNERSHIP INTEREST                                                  Fee Simple
 MORTGAGE RATE                                                          5.9100%
 MATURITY DATE                                                 November 1, 2010
 AMORTIZATION TYPE                                                Interest Only
 INTEREST ONLY PERIOD (MOS.)                                                 60
 ORIGINAL TERM / AMORTIZATION TERM                           60 / Interest Only
 REMAINING TERM / REMAINING
   AMORTIZATION TERM                                         60 / Interest Only
 LOCKBOX                                          In Place Soft, Springing Hard

 UP-FRONT RESERVES
   TAX / INSURANCE                                                    Yes / Yes
   LITIGATION RESERVE(1)                                            $ 4,000,000

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                                                      Yes / Yes
   REPLACEMENT                                                      $    11,292

 ADDITIONAL FINANCING(1)                                                    Yes

 CUT-OFF DATE PRINCIPAL BALANCE                                     $58,000,000
 CUT-OFF DATE PRINCIPAL
   BALANCE/UNIT                                                     $   107,011
 CUT-OFF DATE LTV RATIO                                                   80.0%
 MATURITY DATE LTV RATIO                                                  80.0%
 UW NCF DSCR                                                              1.28x
-------------------------------------------------------------------------------

(1)   See "--Additional Financing" below and "Risk Factors -- Risks Related to the Underlying Mortgage Loans -- Litigation May Adversely Affect
      Performance" in the prospectus supplement for a description of this litigation.

                              PROPERTY INFORMATION
-------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                               1
 LOCATION                                                Palm Beach Gardens, FL
 PROPERTY TYPE                                        Multifamily, Conventional
 SIZE (UNITS)                                                               542
 OCCUPANCY % AS OF JULY 18, 2005                                          95.6%
 YEAR BUILT / YEAR RENOVATED                                        1970 / 2005
 APPRAISED VALUE                                                    $72,500,000
 PROPERTY MANAGEMENT                   Ceebraid-Signal Florida Management, Ltd.
                                                    (affiliate of the borrower)
 UW ECONOMIC OCCUPANCY %                                                 93.31%
 UW REVENUES                                                        $ 6,714,896
 UW EXPENSES                                                        $ 2,132,939
 UW NET OPERATING INCOME (NOI)                                      $ 4,581,957
 UW NET CASH FLOW (NCF)                                             $ 4,446,457
-------------------------------------------------------------------------------

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 87

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                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1
                            UNION SQUARE APARTMENTS
-------------------------------------------------------------------------------

                                           UNION SQUARE APARTMENTS SUMMARY

                      NUMBER OF     APPROXIMATE UNIT       APPROXIMATE NET      % OF NET RENTABLE     AVERAGE IN PLACE
UNIT TYPE               UNITS           SIZE (SF)        RENTABLE AREA (SF)            AREA                 RENT
------------------   -----------   ------------------   --------------------   -------------------   -----------------

 1-BR                    181                805                145,705                 26.6%               $  936
 2-BR                    315              1,088                342,720                 62.5%               $1,089
 3-BR                     46              1,300                 59,800                 10.9%               $1,375
                         ---              -----                -------                -----                ------
 TOTAL/WTD. AVG.         542              1,012                548,306                100.0%               $1,062

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 88

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1
                            UNION SQUARE APARTMENTS
-------------------------------------------------------------------------------

o   THE LOAN. The subject mortgage loan (the "Union Square Apartments Loan") is secured by a first mortgage encumbering a 542-unit garden-style multifamily complex in affluent Palm Beach Gardens, Florida (the "Union Square
    Property"). The Union Square Apartments Loan represents approximately 1.5%
    of the initial mortgage pool balance and was originated by German American
    Capital Corporation. The Union Square Apartments Loan has a principal balance as of the cut-off date of $58,000,000. The Union Square Apartments
    Loan is a five-year interest only loan.

    The Union Square Apartments Loan has a remaining term of 60 months and matures on November 1, 2010. The Union Square Apartments Loan may be prepaid with the greater of (a) the payment of a yield maintenance premium or (b) 1%
    of the then outstanding principal balance of the Union Square Apartments
    Loan, on or after December 1, 2006 and may be prepaid without penalty or premium on or after November 1, 2009.

o   THE BORROWER. The borrower is CSC Union Square, LTD., a special purpose, bankruptcy remote entity. Legal counsel for the borrower delivered a non-consolidation opinion in connection with the origination of the Union
    Square Apartments Loan. The sponsors are Leslie Schlesinger, Adam
    Schlesinger, and Jason Schlesinger (the "Schlesingers") whom are all principals of Ceebraid-Signal Corporation ("CSC"). CSC has been creating and developing residential properties in prime locations for over 40 years. CSC specializes in the redevelopment of residential properties into boutique luxury communities. CSC has repositioned over 25,000 residential units throughout the eastern United States. The Schlesingers have personally guaranteed payment of any loss and cost incurred by the lender related to a lawsuit involving non-payment of a purchase money note. For a description of this litigation, see "Risk Factors--Risks Related to the Underlying Mortgage
    Loans--Litigation May Adversely Affect Performance" in the prospectus supplement. In addition, at loan closing the Schlesingers delivered a $5 million personal guaranty, which guaranty will be released upon the Union
    Square Apartments Property having achieved a minimum DSCR of 1.25x (on a
    30-year amortizing basis) based on trailing 3-month income less the greater of underwritten or trailing 12-month expenses.

o   THE PROPERTY. The Union Square Apartments Property is a 542-unit garden-style apartment complex consisting of 51 two-story buildings situated on approximately 28.5 acres in Palm Beach Gardens and the strong Palm Beach
    Apartment Market. The Union Square Apartments Property was constructed in
    1970 and was extensively renovated in 2003-2004 at a cost of approximately
    $17.8 million or ($32,841 per unit). Since completion of the renovation, the
    Union Square Apartments Property leased up units at a rate of approximately
    36 units per month and reached a "stabilized" occupancy of 95.2% in January
    2005. As of July 1, 2005, the occupancy rate for the Union Square Apartments
    Property was approximately 95.6%. Among the many amenities at the Union
    Square Apartments Property is a clubhouse house that houses a fitness center, business center with multiple computers, a 40-seat movie theater and a billiard room. In addition, the Union Square Apartments Property has three swimming pools and a putting green. Every component in the apartment buildings is new with the exception of the concrete block walls, foundation and base utility placement. Specifically, interiors in each and every apartment have been gutted and completely rebuilt receiving stone tile flooring, new carpeting in bedrooms, and all new appliances, including washers and dryers. Exterior improvements include new roofs, painting and upgrading of landscaping. The Union Square Apartments Property is located in the heart of Palm Beach Gardens, at the southwest quadrant of I-95 and PGA
    Boulevard. Palm Beach Gardens is known nationally as the "Golf Capital of the World" inasmuch as it contains seven championship golf courses and is home to the Professional Golfer's Association of America.

o   LOCK BOX ACCOUNT. All rents are required to be collected by the borrower and/or property manager and deposited into a lockbox and then swept daily to an account designated by the borrower. Upon the occurrence and during the continuance of an "event of default," as such term is defined in the Union
    Square Apartments Loan documents, the lender is permitted to direct the funds in the lockbox to a cash collateral account and apply such amounts pursuant to the cash management agreement.

o   MANAGEMENT. Ceebraid-Signal Florida Management Ltd. ("Ceebraid"), is the
    property manager for the Union Square Apartments Property. The property manager is affiliated with the borrower. Ceebraid manages over 40 properties with over 10,000 units consisting of cooperatives, condominiums and rentals as well as industrial parks, office space and retail centers.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 89

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1
                            UNION SQUARE APARTMENTS

o   ADDITIONAL FINANCING. The borrower is currently involved in litigation related to the non-payment of a purchase money note ("PMN") entered into by the prior owner of the Union Square Apartments Property in 1986. In 1993,
    the borrower acquired the Union Square Apartments Property, assumed the PMN and subsequently failed to make certain payments under the PMN. The holder of the PMN commenced an action. Although the outstanding principal amount of the PMN is in dispute, the face amount of the PMN (as amended and after partial repayment) was $3,433,949.29. The litigation reserve will be released upon the settlement or final adjudication of the litigation. See
    "Risk Factors -- Risks Related to the Underlying Mortgage Loans --
    Litigation May Adversely Affect Performance" in the prospectus supplement for a description of this litigation.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 90

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 91

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1
                                 485 7TH AVENUE
-------------------------------------------------------------------------------

                       LOAN INFORMATION
-------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                      GACC
 CUT-OFF DATE PRINCIPAL BALANCE                                     $57,000,000
 PERCENTAGE OF INITIAL MORTGAGE
  POOL BALANCE                                                             1.5%
 NUMBER OF MORTGAGE LOANS                                                     1
 LOAN PURPOSE                                                         Refinance
 SPONSOR                                                     Abraham Talassazan
 OWNERSHIP INTEREST                                                  Fee Simple
 MORTGAGE RATE                                                          5.2370%
 MATURITY DATE                                                September 1, 2015
 AMORTIZATION TYPE                                         Partial IO / Balloon
 INTEREST ONLY PERIOD (MOS.)                                                 36
 ORIGINAL TERM / AMORTIZATION TERM                                    120 / 360
 REMAINING TERM / REMAINING
  AMORTIZATION TERM                                                   118 / 360
 LOCKBOX(1)                                                      Springing Hard

 UP-FRONT RESERVES
   TAX / INSURANCE                                                    Yes / Yes
   REPLACEMENT                                                      $    48,000
   TI/LC                                                            $   180,000
   REPAIR AND REMEDIATION                                           $    44,315
   SEATTLE PACIFIC RESERVE(2)                                       $   119,970

 ONGOING MONTHLY RESERVES
   TAX / INSURANCE                                                    Yes / Yes
   REPLACEMENT(3)                                                     Springing
   TI/LC(4)                                                           Springing

 ADDITIONAL FINANCING(5)                                                    Yes

 CUT-OFF DATE PRINCIPAL BALANCE                                     $57,000,000
 CUT-OFF DATE PRINCIPAL BALANCE/SF                                  $       238
 CUT-OFF DATE LTV RATIO                                                  80.62%
 MATURITY DATE LTV RATIO                                                 71.72%
 UW NCF DSCR(6)                                                           1.25x
-------------------------------------------------------------------------------

(1)   Springing hard lockbox upon the occurrence of an event of default.

(2)   The Seattle Pacific Reserve is required to be released to the borrower when the tenant known as "Seattle Pacific" delivers an estoppel, indicating that no tenant improvement contributions from the borrower are owed to Seattle Pacific pursuant to its lease terms.

(3)   The $48,000 floor must be replenished at a monthly rate of $4,000 upon any decrease in the initial $48,000.

(4)   The $180,000 floor must be replenished at a monthly rate of $18,128 upon any decrease in the initial $180,000.

(5)   Holder(s) of the ownership interest in the borrower are permitted to incur mezzanine debt, subject to certain conditions in the loan documents that include, but are not limited to: (i) a combined loan-to-value ratio that is not more than 80% and (ii) a combined debt service coverage ratio of not less than 1.20x.

(6)   Calculated including a master lease executed by the loan sponsor for
      16,021 square feet at $30.00 per square foot.

                                                [485 7TH AVENUE PICTURE OMITTED]

                               PROPERTY INFORMATION
-------------------------------------------------------------------------------
 LOCATION                                                          New York, NY
 NUMBER OF MORTGAGED PROPERTIES                                               1
 PROPERTY TYPE                                                      Office, CBD
 SIZE (SF)                                                              239,047
 OCCUPANCY % AS OF AUGUST 24, 2005                                        94.1%
 YEAR BUILT / YEAR RENOVATED                                        1906 / 1999
 APPRAISED VALUE                                                    $70,700,000
 PROPERTY MANAGEMENT                    Eretz Group (affiliate of the borrower)
 UW ECONOMIC OCCUPANCY %                                                 95.00%
 UW REVENUES                                                        $ 7,641,150
 UW EXPENSES                                                        $ 2,648,351
 UW NET OPERATING INCOME (NOI)                                      $ 4,992,800
 UW NET CASH FLOW (NCF)                                             $ 4,729,656
-------------------------------------------------------------------------------

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 92

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                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1
                                 485 7TH AVENUE
-------------------------------------------------------------------------------

                             TENANT SUMMARY
                                            RATINGS         NET RENTABLE
            TENANT NAME              S&P/MOODY'S/FITCH(1)     AREA (SF)
----------------------------------- ---------------------- --------------

 Atrium Parking Corp                        NR/NR/NR           40,451
 Seatle Pacific Industries, Inc.            NR/NR/NR           12,750

 Davidson, Davidson & Kappel                NR/NR/NR           12,750
 Excelled Sheepskin                         NR/NR/NR            8,472
 Shalov Stone & Bonner, LLP                 NR/NR/NR            7,800

 Top 5 Tenants                                                 82,223

 Non-major Tenants                                            142,679
                                                              -------
 Occupied Total                                               224,902

 Vacant Space                                                  14,145
                                                              -------

 COLLATERAL TOTAL                                             239,047
                                                              =======

                                                                                 % OF
                                        % OF NET        RENT        ACTUAL      ACTUAL    DATE OF LEASE
            TENANT NAME              RENTABLE AREA      PSF          RENT        RENT      EXPIRATION
----------------------------------- --------------- ----------- ------------- ---------- --------------

 Atrium Parking Corp                      16.9%     $ 12.24      $  495,000        7.2%  02/28/11
 Seatle Pacific Industries, Inc.           5.3%     $ 16.75      $  213,563        3.1%  03/31/09

 Davidson, Davidson & Kappel               5.3%     $ 46.85      $  597,399        8.7%  08/31/11
 Excelled Sheepskin                        3.5%     $ 32.00      $  271,104        4.0%  05/31/12
 Shalov Stone & Bonner, LLP                3.3%     $ 39.67      $  309,391        4.5%  08/31/07

 Top 5 Tenants                            34.4%     $ 22.94      $1,886,457       27.6%

 Non-major Tenants                        59.7%     $ 34.66      $4,945,411       72.4%
                                         -----      -------      ----------      -----
 Occupied Total                           94.1%     $ 30.38      $6,831,868      100.0%

 Vacant Space                              5.9%
                                         -----

 COLLATERAL TOTAL                        100.0%
                                         =====

(1)   Certain ratings are those of the parent whether or not the parent guarantees the lease.

                                                          LEASE ROLLOVER SCHEDULE

                              WTD. AVG. IN PLACE
                # OF LEASES     BASE RENT PSF     TOTAL SF     % OF TOTAL      CUMULATIVE %     % OF IN PLACE   CUMULATIVE % OF IN
     YEAR         ROLLING          ROLLING         ROLLING   SF ROLLING(2)   OF SF ROLLING(2)    RENT ROLLING   PLACE RENT ROLLING
-------------- ------------- ------------------- ---------- --------------- ------------------ --------------- -------------------

     2005             9           $  34.12          7,959         3.33%             3.33%             3.98%             3.98%
     2006            10           $  39.17         13,721         5.74%             9.07%             7.87%            11.84%
     2007            10           $  38.04         25,182        10.53%            19.60%            14.02%            25.86%
     2008             8           $  29.18         13,490         5.64%            25.25%             5.76%            31.62%
     2009            11           $  24.74         33,443        13.99%            39.24%            12.11%            43.73%
     2010            14           $  30.85         28,566        11.95%            51.19%            12.90%            56.63%
     2011             9           $  23.11         74,792        31.29%            82.47%            25.30%            81.93%
     2012             2           $  34.67         15,124         6.33%            88.80%             7.68%            89.61%
     2013             1           $ 133.33          2,400         1.00%            89.81%             4.68%            94.29%
     2014             4           $  38.15         10,225         4.28%            94.08%             5.71%           100.00%
     2015             0           $   0.00              0         0.00%            94.08%             0.00%           100.00%
     2016             0           $   0.00              0         0.00%            94.08%             0.00%           100.00%
     2017             0           $   0.00              0         0.00%            94.08%             0.00%           100.00%
  Thereafter          0           $   0.00              0         0.00%            94.08%             0.00%           100.00%
-------              --                            ------        -----                              ------
    TOTALS           78                           224,902        94.08%                             100.00%
                     ==                           =======        =====                              ======

(2)   Calculated based on total square footage of 239,047.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 93

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1
                        LOEWS UNIVERSAL HOTEL PORTFOLIO
-------------------------------------------------------------------------------

               [LOEWS UNIVERSAL HOTEL PORTFOLIO PICTURES OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 94

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1
                        LOEWS UNIVERSAL HOTEL PORTFOLIO
-------------------------------------------------------------------------------

                              LOAN INFORMATION
-------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                      GACC
 CUT-OFF DATE PRINCIPAL BALANCE(1)                                 $ 55,000,000
 PERCENTAGE OF INITIAL MORTGAGE
  POOL BALANCE                                                             1.4%
 SHADOW RATING (S/M/F)                                       BBB- / Baa3 / BBB-
 NUMBER OF MORTGAGE LOANS                                                     1
 LOAN PURPOSE                                                         Refinance
 SPONSOR                                               Loews Corporation (50%),
                                                        NBC Universal (25%) and
                                                                 The Rank Group
                                                                      PLC (25%)
 OWNERSHIP INTEREST                                                   Leasehold
 MORTGAGE RATE                                                          4.7250%
 MATURITY DATE                                                     July 1, 2015
 AMORTIZATION TYPE                                                Interest Only
 INTEREST ONLY PERIOD (MOS.)                                                120
 ORIGINAL TERM / AMORTIZATION TERM                          120 / Interest Only
 REMAINING TERM / REMAINING AMORTIZATION TERM               116 / Interest Only
 LOCKBOX(3)                                                      Springing Hard
 UP-FRONT RESERVES(4)
   TAX / INSURANCE                                                      No / No
 ONGOING MONTHLY RESERVES(4)
   TAX / INSURANCE                                                      No / No
 ADDITIONAL FINANCING(1)(2)                                                 Yes

                                                  SENIOR               WHOLE
                                                   LOAN                LOAN
                                               ------------        ------------
 CUT-OFF DATE PRINCIPAL BALANCE                $400,000,000        $450,000,000
 CUT-OFF DATE PRINCIPAL BALANCE/ROOM            $   166,667        $    187,500
 CUT-OFF DATE LTV RATIO                              52.84%              59.45%
 MATURITY DATE LTV RATIO                             52.84%              59.45%
 UW NCF DSCR                                          3.61x              3.15x
-------------------------------------------------------------------------------

(1)   The total financing amount of the Loews Universal Hotel Portfolio Loan is
      $450,000,000 (the "Loews Universal Hotel Portfolio Whole Loan")
      consisting of five A-Notes totaling $400,000,000 ("Senior Loan") and two pari passu B-Notes, each with an original balance of $25,000,000
      (together, the "B-Note"). The Loews Universal Hotel Portfolio Whole Loan
      was co-originated by German American Capital Corporation and JPMorgan
      Chase Bank, N.A. The $55,000,000 A-3 Note is included in the trust. The
      $65,000,000 A-1 Note was included in the COMM 2005-C6 transaction, the
      $80,000,000 A-2 Note was included in the GE 2005-C3 transaction, the
      $100,000,000 A-4 Note was included in the JPMCC 2005-CIBC12 transaction and the $100,000,000 A-5 Note was included in the JPMCC 2005-LDP3 transaction. The B-Note was certificated and issued as part of the JPMCC
      2005-CIBC12 transaction.
(2)   Sponsors of the borrower are permitted to incur mezzanine indebtedness in an amount not to exceed $50,000,000 subject to certain conditions in the loan documents that include, but are not limited to: (i) debt service coverage ratio of the total combined debt shall be greater than or equal to 110% of the debt service coverage ratio as of the closing date of the loan and (ii) the loan-to-value ratio for the total combined debt is not greater than 55% of the loan-to-value ratio as determined by a new appraisal obtained by lender.
(3)   Upon the occurrence of: (i) an event of default, as such term is defined in the loan documents or (ii) a debt service coverage ratio below 1.35x for two consecutive calendar quarters ("Lockbox Event"), all funds are required to be deposited into a lender controlled account.
(4)   During the continuance of a Lockbox Event, monthly reserves will be collected for: (i) taxes and insurance, (ii) debt service, (iii) FF&E,
      (iv) ground lease payments, (v) management fees and (vi) fees due under the Hard Rock license agreement.

                         PROPERTY INFORMATION
-------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                               3
 LOCATION                                                           Orlando, FL
 PROPERTY TYPE                                        Hospitality, Full Service
 SIZE (ROOMS)                                                             2,400
 OCCUPANCY % T-12 MAY 31, 2005                                            82.7%
 YEAR BUILT / YEAR RENOVATED                         Loews Portofino Bay - 1999
                                                         Hard Rock Hotel - 2001
                                                     Loews Royal Pacific - 2002
 APPRAISED VALUE                                                   $757,000,000
 PROPERTY MANAGEMENT                           Loews Orlando Operating Company,
                                                    Inc. (a borrower affiliate)
 UW ECONOMIC OCCUPANCY %                                                  82.0%
 UW REVENUES                                                       $230,239,687
 UW EXPENSES                                                       $151,778,146
 UW NET OPERATING INCOME (NOI)                                     $ 78,461,540
 UW NET CASH FLOW (NCF)                                            $ 69,251,953
-------------------------------------------------------------------------------

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 95

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1
                        LOEWS UNIVERSAL HOTEL PORTFOLIO
-------------------------------------------------------------------------------

                        LOEWS UNIVERSAL HOTEL PORTFOLIO SUMMARY
                                         CUT-OFF                              CUT-OFF
                                          DATE       YEAR BUILT /               DATE
                                        PRINCIPAL        YEAR       TOTAL     BALANCE
     PROPERTY NAME      CITY, STATE      BALANCE       RENOVATED    ROOMS   PER ROOM(1)
---------------------- ------------- -------------- -------------- ------- -------------

 Loews Portofino Bay   Orlando, FL    $22,244,445        1999         750     215,704
 Loews Royal Pacific   Orlando, FL     18,700,000        2002       1,000     136,000
 Hard Rock Hotel       Orlando, FL     14,055,555        2001         650     157,265
                                      -----------                   -----     -------
                                      $55,000,000                   2,400     166,667

                                                     APPRAISED   UNDERWRITTEN
                                        APPRAISED      VALUE       NET CASH
     PROPERTY NAME      OCCUPANCY(2)      VALUE       PER ROOM       FLOW        ADR(1)      REVPAR(1)
---------------------- -------------- ------------- ----------- ------------- ------------ ------------

 Loews Portofino Bay        78.85%    280,000,000   373,333      $24,584,499    $ 223.51     $ 176.23
 Loews Royal Pacific        84.23%    261,000,000   261,000       25,892,112    $ 169.87     $ 143.07
 Hard Rock Hotel            84.96%    216,000,000   332,308       18,775,342    $ 215.64     $ 183.20
                            -----     -----------   -------      -----------    --------     --------
                            82.74%    757,000,000   315,417      $69,251,953    $ 198.57     $ 164.30

(1)   Based on full Senior Loan balance.

(2)   Trailing 12 months numbers through May 31, 2005.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 96

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 97

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1
                      QUARTERMASTER PLAZA SHOPPING CENTER
--------------------------------------------------------------------------------

                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                       GACC
 CUT-OFF DATE PRINCIPAL BALANCE                                      $43,600,000
 PERCENTAGE OF INITIAL MORTGAGE
  POOL BALANCE                                                              1.1%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                          Refinance
 SPONSOR                                Forest City Enterprises and Bruce Ratner
 OWNERSHIP INTEREST                                     Fee Simple and Leasehold
 MORTGAGE RATE                                                           5.2900%
 MATURITY DATE                                                   October 1, 2015
 AMORTIZATION TYPE                                          Partial IO / Balloon
 INTEREST ONLY PERIOD (MOS)                                                   72
 ORIGINAL TERM / AMORTIZATION TERM                                     120 / 360
 REMAINING TERM / REMAINING
   AMORTIZATION TERM                                                   119 / 360
 LOCKBOX                                           In-Place Soft, Springing Hard
 UP-FRONT RESERVES
   TAX / INSURANCE                                                      Yes / No
   SPECIAL LEASING RESERVE(1)                                        $   600,000
   FREE RENT RESERVE(2)                                              $   250,000
 ONGOING MONTHLY RESERVES
   TAX / INSURANCE                                                      Yes / No
   REPLACEMENT                                                       $     1,593
   TI/LC(3)                                                            Springing
 ADDITIONAL FINANCING                                                         No
 CUT-OFF DATE PRINCIPAL BALANCE                                      $43,600,000
 CUT-OFF DATE PRINCIPAL BALANCE/SF                                   $       228
 CUT-OFF DATE LTV RATIO(4)                                                77.83%
 MATURITY DATE LTV RATIO                                                  73.30%
 UW NCF DSCR(5)(6)                                                         1.09x
--------------------------------------------------------------------------------

(1)   The loan is structured with a $600,000 special leasing reserve, which will be released as follows: with respect to the Blockbuster portion of the reserve, $300,000 will be released upon the satisfaction of the following conditions: a debt service coverage ratio equal to or greater than 1.45x (as determined based on the annual interest-only payments required under the note and the then current rents in place, annualized)
      (the "DSCR condition") and (a) if the new lease is with Blockbuster or an
      "acceptable substitute tenant" (defined as an investment grade tenant or nationally recognized tenant that operates more than 100 stores in the
      United States), such tenant has delivered a satisfactory, executed lease for a date certain on which rent will commence or such tenant is in occupancy and paying full rent under the lease, or (b) if the new lease is with another tenant, such tenant (i) is acceptable to lender, (ii) has delivered a satisfactory, executed lease, (iii) is in occupancy and paying full rent and (iv) has provided an acceptable tenant estoppel.

      With respect to the lease-up of the vacant 8,000 square foot pad site (the
      "Pad Earnout"), $300,000 will be released upon, (a) if the tenant is an
      "acceptable substitute tenant" (as defined above), a satisfactory executed lease for a date certain on which rent will commence and satisfaction of the DSCR condition or (b) with respect to any other tenant, delivery of a satisfactory executed lease and tenant estoppel and the tenant is in occupancy and paying full rent.

(2)   The loan is structured with a reserve to cover the free rent periods for three tenants: Conway and DEB Shops are expected to begin paying rent in
      December 2005, and 10-Spot is expected to begin paying rent in the first quarter of 2006.

(3)   Ongoing monthly deposits of the TI/LC Reserve will be waived unless and until either Staples, AJ Wright, Petsmart or Conway, fails to provide notice of renewal of its lease within the time period required.

[QUARTERMASTER PLAZA SHOPPING CENTER PICTURE OMITTED]

                       PROPERTY INFORMATION
--------------------------------------------------------------------------------
 LOCATION                                                       Philadelphia, PA
 NUMBER OF MORTGAGED PROPERTIES                                                1
 PROPERTY TYPE                                                  Retail, Anchored
 SIZE (SF)                                                               191,096
 OCCUPANCY % AS OF AUGUST 22, 2005                                         92.7%
 YEAR BUILT / YEAR RENOVATED                                                2004
 APPRAISED VALUE                                                     $55,250,000
 PROPERTY MANAGEMENT                                     First New York Partners
 UW ECONOMIC OCCUPANCY %                                                  87.65%
 UW REVENUES                                                         $ 3,778,869
 UW EXPENSES                                                         $   557,487
 UW NET OPERATING INCOME (NOI)                                       $ 3,221,381
 UW NET CASH FLOW (NCF)                                              $ 3,132,604
--------------------------------------------------------------------------------

(4)   Calculated based upon a principal balance reduced by the $600,000 holdback.

(5)   Calculated based upon reamortizing debt service payments that would be in effect if the principal balance was reduced by the $600,000 holdback.

(6)   The debt service coverage ratio calculated on an interest-only basis is
      1.34x.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 98

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1
                      QUARTERMASTER PLAZA SHOPPING CENTER
--------------------------------------------------------------------------------

                                                     TENANT SUMMARY
                                                            % OF NET                              % OF
                             RATINGS         NET RENTABLE   RENTABLE                             ACTUAL    DATE OF LEASE
     TENANT NAME      S&P/MOODY'S/FITCH(1)     AREA (SF)      AREA     RENT PSF   ACTUAL RENT     RENT      EXPIRATION
-------------------- ---------------------- -------------- ---------- ---------- ------------- ---------- --------------

 AJ Wright                A / A3 / NR            25,200        13.2%   $ 10.25    $  258,300        7.5%  10/31/14
 Conway                  NR / NR / NR            23,146        12.1%   $ 17.00    $  393,480       11.4%  11/30/15
 Staples               BBB / Baa2 / BBB          20,388        10.7%   $ 15.50    $  316,020        9.1%  01/31/20
 PetsMart                BB- / NR / NR           19,107        10.0%   $ 18.00    $  343,932        9.9%  01/31/15
 Walgreens               A+ / Aa3 / NR           14,560         7.6%   $ 30.22    $  440,004       12.7%  03/31/80
 Top 5 Tenants                                  102,401        53.6%   $ 17.11    $1,751,736       50.6%
 Non-major Tenants                               74,645        39.1%   $ 22.95    $1,712,988       49.4%
                                                -------        ----    -------    ----------      -----
 Occupied Total                                 177,046        92.6%   $ 19.57    $3,464,713      100.0%
 Vacant Space                                    14,050         7.4%
                                                -------        ----
 COLLATERAL TOTAL                               191,096         100%
                                                =======        ====

(1)   Certain ratings are those of the parent whether or not the parent guarantees the lease.

                  LEASE ROLLOVER SCHEDULE
                              WTD. AVG. IN PLACE
                # OF LEASES     BASE RENT PSF     TOTAL SF
     YEAR         ROLLING          ROLLING         ROLLING
-------------- ------------- ------------------- ----------

     2005             1            $ 22.00          6,388
     2006             0            $  0.00              0
     2007             0            $  0.00              0
     2008             0            $  0.00              0
     2009             1            $ 26.00          3,000
     2010             2            $ 27.91          6,157
     2011             1            $ 23.50          2,800
     2012             0            $  0.00              0
     2013             0            $  0.00              0
     2014             5            $ 16.01         44,886
     2015             8            $ 18.62         74,867
     2016             0            $  0.00              0
     2017             0            $  0.00              0
  Thereafter          3            $ 23.01         38,948
-------               -                            ------
    TOTALS           21                           177,046
                                                  =======

                  % OF TOTAL      CUMULATIVE %     % OF IN PLACE   CUMULATIVE % OF IN
     YEAR       SF ROLLING(2)   OF SF ROLLING(2)    RENT ROLLING   PLACE RENT ROLLING
-------------- --------------- ------------------ --------------- -------------------

     2005            3.34%             3.34%             4.06%             4.06%
     2006            0.00%             3.34%             0.00%             4.06%
     2007            0.00%             3.34%             0.00%             4.06%
     2008            0.00%             3.34%             0.00%             4.06%
     2009            1.57%             4.91%             2.25%             6.31%
     2010            3.22%             8.13%             4.96%            11.27%
     2011            1.47%             9.60%             1.90%            13.17%
     2012            0.00%             9.60%             0.00%            13.17%
     2013            0.00%             9.60%             0.00%            13.17%
     2014           23.49%            33.09%            20.74%            33.91%
     2015           39.18%            72.27%            40.23%            74.14%
     2016            0.00%            72.27%             0.00%            74.14%
     2017            0.00%            72.27%             0.00%            74.14%
  Thereafter        20.38%            92.65%            25.86%           100.00%
-------             -----                              ------
    TOTALS          92.65%                             100.00%
                    =====                              ======

(2)   Calculated based on total square footage of 191,096.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 99

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1
                              ONE FINANCIAL PLAZA
--------------------------------------------------------------------------------

                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                        CGM
 CUT-OFF DATE PRINCIPAL BALANCE                                      $43,000,000
 PERCENTAGE OF INITIAL MORTGAGE POOL BALANCE                                1.1%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                        Acquisition
 SPONSOR(1)                                       Behringer Harvard REIT I, Inc.
 OWNERSHIP INTEREST                                                   Fee Simple
 MORTGAGE RATE                                                           5.1410%
 MATURITY DATE                                                   August 11, 2015
 AMORTIZATION TYPE                                            Partial IO/Balloon
 INTEREST ONLY PERIOD (MOS.)                                                  60
 ORIGINAL TERM / AMORTIZATION TERM                                     120 / 360
 REMAINING TERM / REMAINING AMORTIZATION TERM                          117 / 360
 LOCKBOX                                                           In-Place Hard
 UP-FRONT RESERVES
   TAX / INSURANCE                                                     Yes / Yes
   TI/LC                                                             $ 4,000,000
   TI AND FREE RENT OBLIGATIONS                                      $   714,884
 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                                                       Yes / Yes
   REPLACEMENT                                                       $     6,565
   TI/LC(2)                                                          $         0
 ADDITIONAL FINANCING                                                         No
 CUT-OFF DATE PRINCIPAL BALANCE                                      $43,000,000
 CUT-OFF DATE PRINCIPAL BALANCE/SF                                   $       109
 CUT-OFF DATE LTV RATIO                                                   75.17%
 MATURITY DATE LTV RATIO                                                  69.48%
 UW NCF DSCR                                                               1.21x
--------------------------------------------------------------------------------

(1)   The borrower may transfer tenant-in-common ("TIC") interests in the property to up to 30 TIC investors on or after August 11, 2006, subject to satisfaction of certain requirements set forth in the loan documents, so long as the sponsor or affiliates thereof retain, directly or indirectly, a 25% interest in the property.

(2)   Commencing on August 11th, 2006 and continuing on the eleventh calendar day of each month thereafter, the borrower shall deliver to Lender an amount equal to $16,667.67 ($0.51/SF/year).

[ONE FINANCIAL PLAZA PICTURE OMITTED]

                                PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                        Minneapolis, MN
 PROPERTY TYPE                                                       Office, CBD
 SIZE (SF)                                                               393,902
 OCCUPANCY % AS OF AUGUST 1, 2005                                          81.4%
 YEAR BUILT / YEAR RENOVATED                                         1960 / 1997
 APPRAISED VALUE                                                     $57,200,000
 PROPERTY MANAGEMENT                 Zeller Realty Corporation under subcontract
                                                    with HPT Management Services
 UW ECONOMIC OCCUPANCY %                                                   84.0%
 UW REVENUES                                                         $ 8,415,449
 UW EXPENSES                                                         $ 4,615,413
 UW NET OPERATING INCOME (NOI)                                       $ 3,800,036
 UW NET CASH FLOW (NCF)                                              $ 3,416,063
--------------------------------------------------------------------------------

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 100

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1
                              ONE FINANCIAL PLAZA
--------------------------------------------------------------------------------

                                                        TENANT SUMMARY
                                                                 % OF NET                               % OF
                                  RATINGS         NET RENTABLE   RENTABLE      RENT        ACTUAL      ACTUAL    DATE OF LEASE
       TENANT NAME         S&P/MOODY'S/FITCH(1)     AREA (SF)      AREA        PSF          RENT        RENT      EXPIRATION
------------------------- ---------------------- -------------- ---------- ----------- ------------- ---------- --------------

 Deloitte & Touche        NR/NR/NR                   148,474        37.7%    $ 10.05    $1,492,441       37.6%     12/31/08
 Martin-Williams, Inc.    NR/NR/NR                    22,555         5.7%    $ 20.17    $  455,002       11.5%     09/07/07
 Clarity Coverdale Fury
  Advertising             NR/NR/NR                    16,901         4.3%    $ 11.25    $  190,136        4.8%     07/31/09
 Kurt Salmon Associates   NR/NR/NR                    11,051         2.8%    $  4.57    $   50,503        1.3%     01/31/09
 Lapp, Libra, Thomson     NR/NR/NR                     7,108         1.8%    $ 12.50    $   88,850        2.2%     09/30/08

 Top 5 Tenants                                       206,089        52.3%    $ 11.05    $2,276,932       57.4%

 Non-major Tenants                                   114,650        29.1%    $ 14.73    $1,689,167       42.6%
                                                     -------       -----     -------    ----------      -----
 Occupied Total                                      320,739        81.4%    $ 12.37    $3,966,099      100.0%

 Vacant Space                                         73,163        18.6%
                                                     -------       -----
 COLLATERAL TOTAL                                    393,902       100.0%
                                                     =======       =====

(1)   Certain ratings are those of the parent whether or not the parent guarantees the lease.

                                                   LEASE ROLLOVER SCHEDULE
                                WTD. AVG. IN PLACE
                  # OF LEASES     BASE RENT PSF     TOTAL SF   % OF TOTAL    CUMULATIVE %   % OF IN PLACE   CUMULATIVE % OF IN
      YEAR          ROLLING          ROLLING         ROLLING   SF ROLLING   OF SF ROLLING    RENT ROLLING   PLACE RENT ROLLING
---------------- ------------- ------------------- ---------- ------------ --------------- --------------- -------------------

   2005(2)              4            $ 23.09          6,280        1.6%           1.6%            3.7%              3.7%
   2006                 3            $ 17.00         12,632        3.2%           4.8%            5.4%              9.1%
   2007                12            $ 17.08         60,484       15.4%          20.2%           26.0%             35.1%
   2008                 7            $ 10.49        171,368       43.5%          63.7%           45.3%             80.4%
   2009                 8            $ 10.11         42,253       10.7%          74.4%           10.8%             91.2%
   2010                 5            $ 10.99         16,533        4.2%          78.6%            4.6%             95.8%
   2011                 2            $ 33.51          2,097        0.5%          79.1%            1.8%             97.5%
   2012                 0            $  0.00              0        0.0%          79.1%            0.0%             97.5%
   2013                 0            $  0.00              0        0.0%          79.1%            0.0%             97.5%
   2014                 1            $ 22.50          1,740        0.4%          79.6%            1.0%             98.5%
   2015                 2            $  7.91          7,352        1.9%          81.4%            1.5%            100.0%
                       --                           -------       ----                          -----
   TOTALS              44                           320,739       81.4%                         100.0%
                       ==                           =======       ====                          =====

(2)   Includes MTM tenants whose leases expired during or prior to 2005 but the tenant was still in occupancy and paying rent to the borrower as of the occupancy date.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 101

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1

                                CHICO MALL(1)(9)
--------------------------------------------------------------------------------

                             LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                       CGM
 CUT-OFF DATE PRINCIPAL BALANCE(2)                                   $42,000,000
 PERCENTAGE OF INITIAL MORTGAGE POOL BALANCE                                1.1%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                          Refinance
 SPONSOR                           General Growth Properties, Inc., GGPLP L.L.C.
 OWNERSHIP INTEREST                                                   Fee Simple
 MORTGAGE RATE                                                           4.7360%
 MATURITY DATE                                                 February 11, 2009
 AMORTIZATION TYPE                                                       Balloon
 ORIGINAL TERM / AMORTIZATION TERM                                      39 / 351
 REMAINING TERM / REMAINING AMORTIZATION TERM                           39 / 351
 LOCKBOX                                In-Place Hard, Springing Cash Management
 UP-FRONT RESERVES
   TAX / INSURANCE                                                       No / No
 ONGOING MONTHLY RESERVES(3)
   TAX/INSURANCE                                                       Springing
   REPLACEMENT                                                         Springing
   TI/LC                                                               Springing
 ADDITIONAL FINANCING(4)                                                     Yes
                                           MORTGAGE
                                           LOAN(5)         LOAN COMBINATION(6)
                                        ---------------  -----------------------
 CUT-OFF DATE PRINCIPAL BALANCE           $ 42,000,000         $60,320,340
 CUT-OFF DATE PRINCIPAL BALANCE/SF        $        108         $       155
 CUT-OFF DATE LTV RATIO                         52.37%              75.21%
 MATURITY DATE LTV RATIO                        49.59%              71.22%
 UW NCF DSCR                                     1.79x               1.25x
 LOAN SHADOW RATING
 MOODY'S/S&P(7)                              Baa3/BBB-
--------------------------------------------------------------------------------

(1)   The Chico Mall Loan is part of a "loan combination" consisting of three
      (3) mortgage loans made to the same borrower and secured by the same mortgage lien: (a) the Chico Mall Loan, which has a cut-off date principal balance of $42,000,000 and will be included in the trust fund;
      and (b) two generally subordinate Chico Mall Non-Trust Loans, which have an aggregate cut-off date principal balance of $18,320,340 and will not be included in the trust fund.

(2)   Represents cut-off date principal balance of the Chico Mall Loan.

(3)   Upon the occurrence and during the continuance of the trigger event with respect to the Chico Mall Loan, the borrower shall pay to lender on each monthly payment date (a) one-twelfth of the taxes and insurance that lender reasonably estimates will be payable during the next ensuring twelve months, (b) $5,351.17 ($0.16/SF/Year), capped at $64,214 (one year of collections) and (c) $17,761.88 ($0.55/SF/Year), capped at $213,142.50
      (one year of collections). A "trigger event" means the occurrence of (i)
      an event of default under the Chico Mall Loan or (ii) the date on which the debt service coverage ratio (based on the Chico Mall Loan, the Chico
      Mall Non-Trust Loan and any permitted mezzanine debt) drops below 1.15x
      (on or before December 31, 2005) or 1.20x (after December 31, 2005). A trigger event will continue until the applicable event of default is cured or waived or until the date on which the debt service coverage equals or exceeds 1.15x (on or before December 31, 2005) or 1.20x (after
      December 31, 2005).

(4)   Under the related loan documents, the sole member of borrower is permitted to obtain mezzanine financing secured by its ownership interest in the borrower, subject to, among other conditions: (i) a maximum loan-to-value ratio (based on the aggregate balances of the Chico Mall
      Loan, the Chico Mall Non-Trust Loan and the mezzanine debt) of 76%; (ii)
      if the mezzanine debt bears interest at a floating rate, the maintenance of an interest rate cap agreement during the term of the mezzanine loan with a strike price that results in a debt service coverage ratio (based on the aggregate debt service payments under the Chico Mall Loan, the
      Chico Mall Non-Trust Loan and the mezzanine debt) of no less than 1.27x;
      (iii) if the mezzanine debt bears interest at a fixed rate, a weighted average debt service constant (based on the aggregate balances of the
      Chico Mall Loan, the Chico Mall Non-Trust Loan and the mezzanine debt) of no greater than 6.27%; (iv) the debt service coverage ratio (based on the aggregate debt service payments under the Chico Mall Loan, the Chico Mall
      Non-Trust Loan and the mezzanine debt) immediately following the closing of the mezzanine debt will not be less than 1.27x (with the interest rate for any portion of the mezzanine debt that bears interest at a floating rate calculated using the strike price referred to in clause (ii) above);
      (v) rating agency confirmation; and (vi) an intercreditor agreement in form and substance acceptable to the rating agencies and reasonably acceptable to the mortgage lender. The holders of indirect ownership interests in the borrower are permitted to pledge their interests as security for additional debt, provided that, among other things, the following conditions are satisfied: (i) no event of default under the
      Chico Mall Loan has occurred and is continuing, (ii) the pledge is to a
      "qualified pledgee" or is subject to the lender's prior written consent, which may be withheld in the lender's sole and absolute discretion, provided that the lender's consent may not be unreasonably withheld, if the borrower has delivered rating agency confirmation that the pledge will not, in and of itself, result in a downgrade, withdrawal or qualification of the ratings assigned to the series CD 2005-C1 certificates, and (iii) in the event the property manager of the Maine
      Mall Property will change in connection with the pledge, the replacement property manager must meet the conditions of a substantive manager set forth in the related loan documents. Pledges of equity to or from affiliates of the borrower are also permitted.

      A "qualified pledgee" generally means (i) one or more institutional entities that (A) has total assets (in name or under management) in excess of $650,000,000, and (except with respect to a pension advisory firm or similar fiduciary) capital/statutory surplus or shareholder's equity of
      $250,000,000; and (B) is regularly engaged in the business of making or owning commercial real estate loans or commercial loans secured by a pledge of interests in a mortgage borrower or owning and operating commercial mortgage properties; or (ii) an entity for which the borrower has obtained rating agency confirmation that the pledge to such entity will not, in and of itself, result in a downgrade, withdrawal or qualification of the ratings assigned to the series CD 2005-C1 certificates.

[CHICO MALL PICTURE OMITTED]

                          PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                              Chico, CA
 PROPERTY TYPE                                             Retail, Regional Mall
 SIZE (SF)(8)                                                            389,260
 OCCUPANCY % AS OF JANUARY 10, 2005(8)                                     85.0%
 YEAR BUILT / YEAR RENOVATED                                         1988 / 1993
 APPRAISED VALUE                                                     $80,200,000
 PROPERTY MANAGEMENT                             General Growth Management, Inc.
 UW ECONOMIC OCCUPANCY %                                                   83.9%
 UW REVENUES                                                          $7,432,462
 UW EXPENSES                                                          $2,480,438
 UW NET OPERATING INCOME (NOI)                                        $4,952,025
 UW NET CASH FLOW (NCF)                                               $4,762,563
--------------------------------------------------------------------------------

(5)   Calculated based on the Chico Mall Loan.

(6)   Calculated based on the aggregate of the Chico Mall Loan and the Chico
      Mall Non-Trust Loan.

(7)   Moody's and S&P have confirmed that the Chico Mall Loan has, in the context of its inclusion in the trust, the credit characteristics consistent with that of an investment-grade rated obligation.

(8)   Does not reflect the square footage of space held by tenants under a ground lease.

(9)   The related loan documents permit the borrower to obtain the release of one or more parcels or outlots proposed to be transferred to a third party in connection with the expansion or other development of the Chico
      Mall Property upon satisfaction of certain conditions, including but not limited to, that (i) no default or event of default has occurred and is continuing under the borrower, (ii) the parcel is vacant, non-income producing and unimproved and (iii) each rating agency rating the series
      CD 2005-C1 certificates has confirmed that the release will not result in a downgrade, withdrawal or qualification of the then-current ratings assigned to the series 2005-C1 certificates. In addition, the related loan documents permit the borrower to obtain a release of one or more portions of the Chico Mall Property provided that certain conditions in the related loan documents are satisfied including that the portion to be released must be vacant, non-income producing and unimproved or improved by landscaping utility facilities or surface parking or be a specified anchor location that simultaneously with such release the mortgage be spread to a substitute parcel of reasonably equivalent to value condition and utility and Borrower satisfy other conditions set forth in the related loan documents provided that a rating confirmation is not required.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                    Page 102

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CD 2005-C1
                                   CHICO MALL
--------------------------------------------------------------------------------

                                                        TENANT SUMMARY(1)
                                                                                                           % OF
                                 RATINGS         NET RENTABLE      % OF NET       RENT        ACTUAL      ACTUAL    DATE OF LEASE
       TENANT NAME        S&P/MOODY'S/FITCH(2)     AREA (SF)    RENTABLE AREA      PSF         RENT        RENT      EXPIRATION
------------------------ ---------------------- -------------- --------------- ---------- ------------- ---------- --------------

 Anchor Owned
 J.C. Penney                    NR/NR/NR                             SHADOW ANCHOR -- NOT PART OF COLLATERAL

 Anchor Tenants
 Sears                         BB+/Ba1/BB            85,450          21.5%      $  3.50    $  299,100        7.0%  08/02/08
 Gottschalks                    NR/NR/NR             81,500          20.5%      $  5.16    $  420,504        9.8%  12/31/17
                                                                    -----       -------    ----------      -----

 Total Anchor Tenants                               166,950          41.9%      $  4.31    $  719,604       16.7%

 Copeland Sports                NR/NR/NR             15,000           3.8%      $ 13.32    $  199,800        4.6%  08/31/08
 Lerner New York                NR/NR/NR              9,000           2.3%      $ 16.00    $  144,000        3.3%  MTM(3)
 Gap                         Baa3/BBB-/BBB-           6,558           1.6%      $ 11.00    $   72,144        1.7%  01/31/07
 American Eagle                 NR/NR/NR              5,577           1.4%      $ 23.00    $  128,268        3.0%  11/30/10
 Anchor Blue                    NR/NR/NR              5,414           1.4%      $ 17.50    $   94,740        2.2%  01/31/11
                                                -----------         -----       -------    ----------      -----
 Top 5 In-Line Tenants                               41,549          10.4%      $ 15.38    $  638,952       14.9%

 Non-major Tenants                                  131,449          33.0%      $ 22.39    $2,942,826       68.4%
                                                -----------         -----       -------    ----------      -----
 Occupied Total                                     339,948          85.4%      $ 12.65    $4,301,382      100.0%

 Vacant Space                                        58,312          14.6%
                                                -----------         -----

 COLLATERAL TOTAL                                   398,260         100.0%
                                                ===========         =====

                                                       TENANT SUMMARY(1)
                                  WTD. AVG. IN PLACE
                    # OF LEASES     BASE RENT PSF     TOTAL SF   % OF TOTAL    CUMULATIVE %   % OF IN PLACE   CUMULATIVE % OF IN
       YEAR           ROLLING          ROLLING         ROLLING   SF ROLLING   OF SF ROLLING    RENT ROLLING   PLACE RENT ROLLING
------------------ ------------- ------------------- ---------- ------------ --------------- --------------- -------------------

      2005(3)            15            $ 16.89         30,987        7.8%           7.8%           12.2%     12.2%
   2006                   8            $ 20.32         15,527        3.9%          11.7%            7.3%     19.5%
   2007                   7            $ 15.20         22,979        5.8%          17.4%            8.1%     27.6%
   2008                   9            $  7.25        110,500       27.7%          45.2%           18.6%     46.3%
   2009                   6            $ 30.67         11,459        2.9%          48.1%            8.2%     54.4%
   2010                   4            $ 22.95         10,444        2.6%          50.7%            5.6%     60.0%
   2011                   7            $ 21.50         15,772        4.0%          54.7%            7.9%     67.9%
   2012                   3            $ 22.44          7,017        1.8%          56.4%            3.7%     71.5%
   2013                   6            $ 29.81          8,796        2.2%          58.6%            6.1%     77.6%
   2014                   7            $ 24.65         12,774        3.2%          61.8%            7.3%     85.0%
   2015                   4            $ 19.74          9,193        2.3%          64.1%            4.2%     89.2%
                         --                           -------       ----                           ----
   TOTALS                76                           255,448       64.1%                          89.2%
                         ==                           =======       ====                           ====

(1)  Calculated using 398,260 square feet, which includes tenants that occupy space pursuant to ground leases.

(2)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

(3)  Includes MTM tenants whose leases expired during or prior to 2005 but the tenant was still in occupancy and paying rent to the borrower as of the occupancy date.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS SOLELY FOR THE PURPOSES
OF EVALUATION THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN
MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSES.
INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON
THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR INFORMATION AND WE ARE NOT SOLICITING ANY ACTION
BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN
OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION
THAT WE CONSIDER RELIABLE. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE
BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED
THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS
OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL
COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT
BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES,
OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE
PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR
SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR
DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.

                                     Page 103